                                                                  EXHIBIT (c)(2)

                                                                  CONFIDENTIAL



Project AMBASSADOR
Discussion Materials for the Special Committee



March 29, 2001

                                                                 CONFIDENTIAL







These materials are based solely on information contained in publicly available documents and certain other information provided to Banc of America Securities LLC ("BAS") by management and the Special Committee of Disinterested Directors ("Special Committee") of AMBASSADOR. BAS has not independently attempted to investigate or to verify such publicly available information, or other information provided to BAS and included herein or otherwise used. BAS has relied, without independent investigation, upon the accuracy, completeness and reasonableness of such publicly available information and other information provided to BAS. These materials are being furnished, and should be considered only in connection, with the oral presentation being provided by BAS in connection herewith. The preparation of these materials was completed on March 28, 2001. These materials are intended for the benefit and use of the Special Committee for purposes of their evaluation of the proposed transaction and may not be disclosed, reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, without the prior written consent of BAS in each instance.


                                             Banc of America Securities    2

                                                                 CONFIDENTIAL


Table of Contents

I.     Introduction
II.    Transaction Overview
III.   Transaction Chronology and Special Committee Process
IV.    Overview of AMBASSADOR
V.     AMBASSADOR Reference Range


Appendix







                                             Banc of America Securities    3

                                                                 CONFIDENTIAL


I.  Introduction







                                             Banc of America Securities    4

                                                                 CONFIDENTIAL



Introduction



o These materials have been prepared by Banc of America Securities LLC
("BAS") for the benefit of the Special Committee of Disinterested Directors ("Special Committee") of AMBASSADOR International, Inc. ("AMBASSADOR" or the "Company") regarding a proposal by Benesse Corporation and its affiliate Benesse Holdings International Inc. (together, "Benesse") to acquire all the outstanding shares of common stock, par value $.10 per share (the "Shares"), of AMBASSADOR, other than Shares held by Benesse and Mr. Soichiro Fukutake, at a purchase price of [$14.50] per Share, net to the seller in cash (the "Proposed Transaction")

o The materials contained herein and the analyses thereof are based on publicly available information and information provided by the Special Committee and AMBASSADOR to BAS during due diligence on AMBASSADOR






                                             Banc of America Securities    5

                                                                 CONFIDENTIAL


II.  Transaction Overview






                                             Banc of America Securities    6

                                                                 CONFIDENTIAL

Transaction Overview

Overview

o Benesse has offered to acquire all the outstanding Shares that Bensesse and Mr. Soichiro Fukutake do not currently own (or approximately 24% of the outstanding Shares)

o 2.333 million Shares

o [$14.50] per Share, net to the seller in cash

o The Proposed Transaction is structured as a cash tender offer (the "Offer") for all the outstanding Shares with a non-waivable 90% minimum condition of all Shares outstanding (or approximately 59% of Shares not owned by Benesse and Mr. Soichiro Fukutake), followed by a binding share exchange (the "Share Exchange")

o Convertible Exchangeable Subordinated Debentures, 5% Series A and Series B, held by Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. (collectively "Apollo") and Benesse, respectively, are not part of the Proposed Transaction

--------------------------------------------------------------------------------- ---------------------------
($ in millions)
--------------------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------------------- ---------------------------
                                                                                     Proposed Transaction
--------------------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------------------- ---------------------------
Shares to be Acquired                                                                            2,333,398
--------------------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------------------- ---------------------------
Price Per Share                                                                                  $14.50
--------------------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------------------- ---------------------------
Cost of Shares to be Acquired                                                                $    33.8
--------------------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------------------- ---------------------------
Total Shares Outstanding                                                                         9,546,536
--------------------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------------------- ---------------------------
Equity Value (100%)                                                                          $   138.4
--------------------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------------------- ---------------------------
Net Debt, at Book Value                                                                          173.6
--------------------------------------------------------------------------------- ---------------------------
--------------------------------------------------------------------------------- ---------------------------
Enterprise Value                                                                             $   312.0
--------------------------------------------------------------------------------- ---------------------------

o Multiples implied by the Proposed Transaction are:

($ in millions)
------------------------------------------------------ ----------------- ------------------ -----------------
ENTERPRISE VALUE AS A MULTIPLE OF:                                         Statistic (a)    Implied Multiple
------------------------------------------------------ ----------------- ------------------ -----------------
------------------------------------------------------ ----------------- ------------------ -----------------
Sales                                                       2000A            $   480.2              0.65 x
------------------------------------------------------ ----------------- ------------------ -----------------
------------------------------------------------------ ----------------- ------------------ -----------------
                                                            2001P                508.1              0.62
------------------------------------------------------ ----------------- ------------------ -----------------
------------------------------------------------------ ----------------- ------------------ -----------------
EBITDA                                                      2000A                 46.5              6.7 x
------------------------------------------------------ ----------------- ------------------ -----------------
------------------------------------------------------ ----------------- ------------------ -----------------
                                                            2001P                 54.0              5.8
------------------------------------------------------ ----------------- ------------------ -----------------
------------------------------------------------------ ----------------- ------------------ -----------------
EBIT                                                        2000A                 15.6             20.0
------------------------------------------------------ ----------------- ------------------ -----------------
------------------------------------------------------ ----------------- ------------------ -----------------
                                                            2001P                 18.8             16.9
------------------------------------------------------ ----------------- ------------------ -----------------

(a) As per draft 10-K for the year ended December 31, 2000 as of March 26, 2001 and internal company presentation to the Board of Directors on December 5, 2000 for 2001 Projections. Figures adjusted to exclude unusual and non-recurring items.



                                             Banc of America Securities    7

                                                                 CONFIDENTIAL


Transaction Overview


Overview (continued)

o Premiums implied by the Proposed Transaction are:


------------------------------------------------------------------------- -----------------------------------
Premium To:                                                                                  Premium
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
3/28/01 closing price  ($13.25)                                                                 9.4%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
12/28/00 Initial Acquisition Proposal  ($12.00)                                                20.8%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
1 day prior ($8.00) (a)                                                                        81.3%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
1 week average ($8.01) (a)                                                                     81.0%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
52 week high ($18.50) (a)                                                                     -21.6%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
52 week low ($5.88) (a)                                                                       146.8%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
52 week average ($11.43) (a)                                                                   26.9%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
4 weeks prior  ($7.13) (a)                                                                    103.4%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
1 month average ($7.87) (a)                                                                    84.2%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
2 months average ($7.40) (a)                                                                   95.9%
------------------------------------------------------------------------- -----------------------------------
------------------------------------------------------------------------- -----------------------------------
3 months average ($7.68) (a)                                                                   88.8%
------------------------------------------------------------------------- -----------------------------------


(a) As of 12/28/00, the date of delivery of the Initial Acquisition Proposal.





                                             Banc of America Securities    8

                                                                 CONFIDENTIAL

Transaction Overview


Summary Proposed Transaction Terms

-----------    -------------------------------------------------------------------------------------------------------
Term           Comments
-----------    -------------------------------------------------------------------------------------------------------
Price          [$14.50] per Share, net to the seller in cash; ([$33.8] million total purchase price for Shares acquired)
               [$138.4] million implied 100% Equity Value and [$312.0] million implied Enterprise Value

Transaction
Structure      Offer for all the outstanding Shares of AMBASSADOR that Benesse and Mr. Soichiro Fukutake do not currently own, subject to a non-waivable 90% minimum condition (or approximately 59% of unowned Shares) Benesse has agreed to settle certain shareholder litigation commenced in response to the Initial Acquisition
               Proposal and, in connection therewith, [will enter] [has entered]
               into a Stipulation of Settlement with shareholder plaintiffs
               ("Stipulation of Settlement"). Pursuant to the Stipulation of
               Settlement, Benesse has agreed (1) not to waive the 90% minimum condition to the Offer; and (2) that any shareholder whose Shares were not purchased in the Offer (other than dissenting Shares)
               will receive, in exchange for its Shares, [$14.50] per Share, net to the seller in cash pursuant to a binding Share Exchange

Financing      Not contingent

Estimated
Timetable      Offer to commence on April [5-6], 2001

Conditions
to Offer A non-waivable 90% minimum condition and other conditions to be negotiated by the Special Committee




                                             Banc of America Securities    9

                                                                 CONFIDENTIAL


III. Transaction Chronology and Special Committee Process






                                             Banc of America Securities    10

                                                                 CONFIDENTIAL




Transaction Chronology and Special Committee Process

Transaction Chronology

December 5, 2000:   Benesse discussed its interest in submitting a proposal for the unowned shares of AMBASSADOR at the meeting of the Board of Directors of AMBASSADOR

December 6, 2000:   AMBASSADOR's Board of Directors appointed Special Committee


December 12, 2000:  Coudert Brothers, counsel to Benesse, delivered an information and document request to the Special Committee


December 26, 2000:  BAS, Special Committee and Harwell Howard Hyne Gabbert and
                    Manner, Special Committee's counsel, engaged in an introductory conference call

December 27, 2000:  AMBASSADOR stock closed at $8.00 per Share


December 29, 2000:  Special Committee engaged BAS


December 29, 2000:  AMBASSADOR announced restructuring


December 29, 2000:  AMBASSADOR and Benesse issued press releases announcing
                    Benesse's offer dated December 28, 2000 to acquire all the remaining shares of AMBASSADOR at a price of $12.00 per Share (the "Initial Acquisition Proposal") after the market's close and filed their respective press releases as pre-commencement communications with the SEC

January 5, 2001:    BAS, Special Committee's counsel, and the Special Committee met to hold preliminary discussions regarding the Initial
                    Acquisition Proposal




                                             Banc of America Securities    11

                                                                 CONFIDENTIAL

Transaction Chronology and Special Committee Process


Transaction Chronology (continued)

January 9, 2001:    Benesse's counsel, Coudert Brothers, informed BAS and the
                    Special Committee's counsel in writing that Benesse had "no present interest or intention to seek to sell its interest in AMBASSADOR, whether independently or as part of a
                    transaction in which the entire equity interest in
                    AMBASSADOR were sold to a purchaser", that "Benesse would
                    not support any third-party offer to purchase either its
                    interest or the entire equity interest in AMBASSADOR" and
                    that "Benesse also has no present interest in the possible sale by AMBASSADOR, if an offer were to be received by
                    AMBASSADOR, of any of the individual business units
                    comprising AMBASSADOR, and Benesse has not itself considered the sale of any such business units in formulating its
                    proposal to AMBASSADOR."

January 10, 2001:   BAS representatives visited AMBASSADOR's headquarters in
                    Princeton, NJ and conducted interviews with AMBASSADOR's
                    Executive Vice President of World Wide Operations for
                    Language Services, General Counsel & Secretary, Vice
                    President of Finance, and Director of Accounting, and
                    undertook a preliminary review of certain due diligence
                    materials provided at BAS' request


January 11, 2001:   BAS representatives visited and interviewed AMBASSADOR's
                    Vice Chairman and Chief Executive Officer in Florida

January 11, 2001:   AMBASSADOR announced that several lawsuits have been filed against the Company in connection with the Initial
                    Acquisition Proposal

January 12, 2001:   BAS representatives visited and interviewed AMBASSADOR
                    GlobalNET's Executive Vice President / Chief Operating
                    Officer and Vice President of Finance / Controller

January 19, 2001:   BAS, Special Committee's counsel, and the Special Committee met telephonically to update BAS' process and BAS' and
                    Counsel's communications with representatives of Benesse and to review BAS' reference range analysis. Special Committee authorized BAS to begin negotiations with Morgan Stanley
                    Dean Witter, financial advisor to Benesse




                                             Banc of America Securities    12

                                                                 CONFIDENTIAL

Transaction Chronology and Special Committee Process

Transaction Chronology (continued)

January 19, 2001:   BAS and Morgan Stanley began negotiations by telephone

January 22, 2001
- February 1, 2001: BAS and Morgan Stanley conducted negotiations by telephone

February 2, 2001:   BAS, the Special Committee's counsel, and the Special
                    Committee met to continue discussions regarding the Initial
                    Acquisition Proposal. The Special Committee authorized BAS to contact Morgan Stanley to recommend an enhanced offer

February 2, 2001
- March [  ], 2001: BAS and Morgan Stanley conducted negotiations by telephone

March 15, 2001:     BAS, the Special Committee's counsel, the Special Committee and counsel to AMBASSADOR met telephonically with
                    plaintiff's attorneys to discuss the state of negotiations with Benesse and to discuss BAS' and the plaintiff
                    shareholders' respective preliminary findings

March 23, 2001:     AMBASSADOR stock price closed at $13.25 on the New York Stock Exchange

March 29, 2001:     BAS, the Special Committee's counsel, and the Special Committee intend to meet to review the Proposed Transaction

March [  ], 2001:   The plaintiff's attorneys intend to depose Representatives of the Special Committee, BAS and Benesse

March 31, 2001:     AMBASSADOR intends to release its Form 10-K for the period ending December 31, 2000. BAS has reviewed a draft of the
                    Form 10-K dated March 26, 2001.


March [  ], 2001:   [Benesse agreed to increase the Initial Acquisition Proposal to [$14.50] per Share in cash]



                                             Banc of America Securities    13

                                                                 CONFIDENTIAL

Transaction Chronology and Special Committee Process
Recent Historical Stock Performance - 12/27/00 to 3/28/01

Date                Price($)   Volume
     12/27/00           8        1000
     12/28/00           8        9400
     12/29/00      8.0625        4200 [Benesse offer announced after market close]
     01/02/01     12.5000       55100
     01/03/01     12.5000       23000
     01/04/01     12.8750        7200
     01/05/01     12.8125           0
     01/08/01     12.8750       17700
     01/09/01     13.0000        6500
     01/10/01     13.0000        5700
     01/11/01     13.0625        2000
     01/12/01     13.0625         800
     01/16/01     13.0625        2100
     01/17/01     13.2500        3500
     01/18/01     13.1250       10800
     01/19/01     13.1250        3000
     01/22/01     13.1250         100
     01/23/01     13.1250           0
     01/24/01     13.1875           0
     01/25/01     12.5000       18700
     01/26/01     12.6250        1100
     01/29/01     12.7450           0
     01/30/01     12.7200         800
     01/31/01     12.7500         300
     02/01/01     12.8500           0
     02/02/01     12.8300           0
     02/05/01     12.7250           0
     02/06/01     12.8400        5700
     02/07/01     12.7000        3000
     02/08/01     12.6600         500
     02/09/01     12.5500       14600
     02/12/01     12.5500         200
     02/13/01     13.0000        5500
     02/14/01     13.0000        1200
     02/15/01     12.9900        3500
     02/16/01     13.0000         100
     02/20/01     13.0000         600
     02/21/01     13.0000         100
     02/22/01     13.0000        1000
     02/23/01     12.8000        3100
     02/26/01     13.0000        3000
     02/27/01     13.2500        2000
     02/28/01     13.2400         200
     03/01/01     13.2450           0
     03/02/01     13.2350           0
     03/05/01     13.2400         200
     03/06/01     13.2500         100
     03/07/01     13.2500        2000
     03/08/01     13.3000         200
     03/09/01     13.3000         100
     03/12/01     13.3050           0
     03/13/01     13.3000         100
     03/14/01     13.3050           0
     03/15/01     13.3000         100
     03/16/01     13.3050           0
     03/19/01     13.2700         200
     03/20/01     13.2700         100
     03/21/01     13.2600         100
     03/22/01     13.2050           0
     03/23/01     13.2500       12800
     03/26/01     13.2600        5000
     03/27/01     13.2500         300
     03/28/01     13.1200         900

Source:  FactSet Research Systems as of March 28, 2001.







                                             Banc of America Securities    14

                                                                 CONFIDENTIAL

Transaction Chronology and Special Committee Process

BAS Mandate


BAS had been retained by the Special Committee to act as sole financial advisor to the Special Committee in connection with a possible transaction involving AMBASSADOR.

BAS has been asked by the Special Committee to render an opinion to the Special Committee as to the fairness, from a financial point of view, to holders of the Shares, other than Benesse and Mr. Soichiro Fukutake, of the cash consideration to be received by such shareholders pursuant to the Proposed Transaction.

o For purposes of rendering the opinion BAS has:

o Reviewed certain publicly available financial statements and other business and financial information of AMBASSADOR;

o Reviewed certain internal financial statements and other financial and operating data concerning AMBASSADOR;

o Analyzed certain financial forecasts prepared by the management of AMBASSADOR;

o Discussed the past and current operations, financial condition and prospects of AMBASSADOR with senior executives of AMBASSADOR;

o Reviewed the reported prices and trading activity for the Shares;

o Compared the financial performance of AMBASSADOR and the prices and trading activity of the Shares with those of certain other publicly traded companies BAS deemed relevant;

o Compared the financial terms of the Proposed Transaction to financial terms, to the extent publicly available, of certain other transactions BAS deemed relevant;

o Participated in discussions and negotiations among representatives of AMBASSADOR, Parent and Purchaser and their financial and legal advisors;

o Reviewed the Stipulation of Settlement and the drafts dated March __, 2000 of the Offer Documents; and



                                             Banc of America Securities    15

                                                                 CONFIDENTIAL

Transaction Chronology and Special Committee Process

BAS Mandate (continued)


o Performed such other analyses and considered such other factors as BAS has deemed appropriate

o BAS has assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information reviewed by BAS for the purposes of the opinion. With respect to financial forecasts, BAS has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the future financial performance of AMBASSADOR. BAS has not made any independent valuation or appraisal of the assets or liabilities of AMBASSADOR, nor has BAS been furnished with any such appraisals

o BAS has assumed that the Proposed Transaction will be consummated on the terms described in the draft Offer Documents and that the definitive Offer to Purchase and the related tender offer documents (the "Offer Documents") will not differ in any material respects from the draft Offer Documents. BAS has also assumed that the definitive Offer Documents will not differ in any material respect from the drafts thereof reviewed by BAS

o BAS was not requested to and did not solicit any expressions of interest from any other parties with respect to the acquisition of all or any part of AMBASSADOR

o Bank of America acts as agent for a $25 million revolving credit facility, with a hold level of $10 million







                                             Banc of America Securities    16

                                                                 CONFIDENTIAL


IV.  Overview of AMBASSADOR






                                             Banc of America Securities    17

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Financial Summary


($ in millions, except per share data)
-----------------------------------------------------------------------------------------------------------------------------------
                                      --------------------------------------------------------
Fiscal Years ending                                  Historical (a)(b)(c)                        Projected (d)             CAGR
                                      ---------------------------------------------------- ------------------
December 31,                                 1997         1998         1999          2000               2001         1997 - 2001
-------------------------------------------------------------------------------------------------------------      --------------

Sales                                     $ 397.2      $ 436.3      $ 446.2       $ 480.2            $ 508.1                6.3%
         % Growth                               -         9.8%         2.3%          7.6%               5.8%

EBITDA                                       45.8         50.1         41.6          46.5               54.0                4.2%
         % of Sales                         11.5%        11.5%         9.3%          9.7%              10.6%

Depreciation & Amortization                  22.7         27.1         29.4          30.9               35.2               11.5%
         % of Sales                          5.7%         6.2%         6.6%          6.4%               6.9%

EBIT                                         23.1         23.0         12.2          15.6               18.8               -4.9%
         % of Sales                          5.8%         5.3%         2.7%          3.2%               3.7%

Net Income                                    5.4          2.1         (5.3)         (5.4)              (4.0)
         % of Sales                          1.3%         0.5%        -1.2%         -1.1%              -0.8%

Earnings per Share                        $  0.56       $ 0.22      -$ 0.56       -$ 0.56            -$ 0.42
         % Growth                               -       -61.0%           NM            NM                 NM

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------------
                                              At December 31, 2000 (a)
                                          ----------------------------------
                                                 $                %                                                   2000 (a)
---------------------------------------------------------------------------------------------------------------------------------
Cash & Equivalents                                 $  42.8                -
Short-term Debt                                        1.3             0.2%         Net Debt / Book Capitalization      32.6%
Long-term Debt, at Book Value (e)                     50.1             9.4%         Total Debt / EBITDA                  4.4x
Convertible Debentures, at Book Value                155.0            29.1%         Net Debt / EBITDA                    3.5x
                                          ----------------------------------
         Total Debt                                $ 206.3            38.7%
Minority Interest, at Book Value (f)                  10.1             1.9%
Shareholders' Equity                                 316.7            59.4%
                                          ----------------------------------
                                          ----------------------------------
         Book Capitalization                       $ 533.1           100.0%
                                          ----------------------------------

Total Assets                                       $ 686.4

---------------------------------------------------------------------------------------------------------------------------------


(a) As per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001.

(b)  As per Form 10-K for the year ended December 31, 1999.

(c)  Adjusted to exclude unusual and nonrecurring items.

(d) As per internal presentation to the Board of Directors on December 5, 2000, except for depreciation which is as per internal presentation to the Board of Directors on September 7, 2000.

(e)  Includes $50 Mm of debt owed to Benesse.

(f)  Represents 20% in AMBASSADOR-Japan owned by Benesse, at book value.


                                             Banc of America Securities    18

                                                                 CONFIDENTIAL


Overview of AMBASSADOR
Financial Summary: 2000 Year-End Results - March 6, 2001
Presentation to Board of Directors



($ in millions, except per share data)
------------------------------------------------------------------------------------------
                              2000 (a)           2000 (b)
                               Actual              Plan               Difference ($)
------------------------------------------------------------------------------------------
Sales                         $ 480.2              $ 492.5              $ (12.3)
EBITDA                           46.9                 44.9                  2.0
     % of Sales                  9.8%                 9.1%
Depreciation                     12.5                 12.2                  0.3
     % of Sales                  2.6%                 2.5%
EBITA                            34.4                 32.7                  1.7
     % of Sales                  7.2%                 6.6%
Amortization                     18.4                 18.4                  0.1
     % of Sales                  3.8%                 3.7%
EBIT                             16.0                 14.3                  1.6
     % of Sales                  3.3%                 2.9%
Net Income                       (5.4)                (5.4)                 0.0
     % of Sales                 -1.1%                -1.1%
Earnings per Share             -$0.56               -$0.50               -$0.07






-------------------------------------------------------------------------------------------------------
                                              2000 (a)           2000 (b)
                                               Actual              Plan               Difference ($)
-------------------------------------------------------------------------------------------------------
Sales

Instruction (Total)                              $ 291.0              $ 295.5               $ (4.4)
Berlitz Kids                                         5.4                 11.3                 (5.9)
ELS/BOC                                             64.5                 62.9                  1.7
Franchising                                          2.3                  2.8                 (0.4)
Publishing                                          10.5                  3.6                  6.9
Cross Cultural                                       2.9                  4.2                 (1.3)
Other, Initiatives, etc.                            (0.2)                (0.1)                (0.2)
                                                ---------             --------            ---------
     Lang. Services - Total                      $ 376.5              $ 380.2               $ (3.7)

GlobalNET                                        $ 103.9              $ 112.3               $ (8.4)
Other, etc.                                         (0.2)                (0.0)                (0.2)
                                                ---------             --------            ---------
     Total                                       $ 480.2              $ 492.5              $ (12.3)






----------------------------------------------------------------------------------
                                        2000 (a)     2000 (b)
                                         Actual        Plan         Difference ($)
----------------------------------------------------------------------------------
    EBITA

    Instruction (Total)                    $ 35.9       $ 36.0        $ (0.1)
    Berlitz Kids                              0.5          0.2           0.3
    ELS/BOC                                   4.1          4.3          (0.2)
    Franchising                               1.0          1.0          (0.0)
    Publishing                               (0.5)         0.7          (1.2)
    Cross Cultural                            0.8          1.0          (0.2)
    Other, Initiatives, etc.                  0.0         (2.0)          2.0
                                         ---------     --------      ---------
       Lang. Services - subTotal           $ 41.8       $ 41.2          $0.6
    Lang. Services - H.Q.                      -          (7.8)          7.8
                                         ---------     --------      ---------
       Lang. Services - Total              $ 41.8       $ 33.3          $8.4
                                                -                          -
    GlobalNET - subTotal                    $ 7.3        $ 9.9        $ (2.6)
    GlobalNET - H.Q.                           -          (1.7)          1.7
                                         ---------     --------      ---------
       GlobalNET - Total                    $ 7.3        $ 8.2        $ (0.9)
                                                -            -             -
    Corporate - H.Q.                      $ (14.6)       $(8.9)       $ (5.7)
    Other, etc.                                -           0.0          (0.0)
                                         ---------     --------      ---------
       Total                               $ 34.4       $ 32.7          $1.8


(a) As per internal company presentation to the Board of Directors on March 6, 2001. Total EBITDA, EBITA and EBIT (but not Net Income) exclude $0.428 million LTIP expense which is included in EBIT in the draft Form 10-K for the year ended December 31, 2000, as of March 26, 2001.

(b) As per internal presentation to the Board of Directors on September 7, 2000.


                                             Banc of America Securities    19

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Financial Summary: September 7, 2000 Presentation to Board of Directors


($ in millions)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal Years ending                  Historical                                           Projected (a)
                         ------------------------------------    ----------------------------------------------------------------
December 31,                 1997 (b)    1998 (a)    1999 (a)            2000         2001        2002         2003         2004
-------------------------------------------------------------    ----------------------------------------------------------------

Sales                        $ 397.2    $ 436.3     $ 446.1          $ 492.4      $ 530.8     $ 592.2      $ 664.9      $ 750.0
      % Growth                   7.5%       9.8%        2.3%            10.4%         7.8%       11.6%        12.3%        12.8%

EBITDA                          45.8        51.3        42.3             44.9         54.6        67.1         83.9        107.5
      % of Sales                11.5%       11.8%        9.5%             9.1%        10.3%       11.3%        12.6%        14.3%
      % Growth                    NM        2.0%      -19.3%             5.9%        21.8%       22.9%        25.0%        28.0%

Depreciation                     8.6         9.8        11.4             12.2         16.8        21.8         26.9         32.5
      % of Sales                 2.2%        2.2%        2.6%             2.5%         3.2%        3.7%         4.0%         4.3%
      % Growth                    NM        4.1%       13.8%             6.7%        38.3%       29.9%        23.2%        20.6%

EBITA                           37.2        41.5        31.0             32.7         37.8        45.3         57.0         75.0
      % of Sales                9.4%        9.5%        6.9%             6.6%         7.1%        7.6%         8.6%        10.0%
      % Growth                  9.8%        1.5%      -27.1%             5.6%        15.6%       19.8%        25.9%        31.5%

Amortization                    14.2        17.6        18.0             18.4         18.4        19.1         19.9         21.0
      % of Sales                3.6%        4.0%        4.0%             3.7%         3.5%        3.2%         3.0%         2.8%
      % Growth                    NM       13.1%        0.0%             1.9%         0.1%        3.8%         4.5%         5.4%

EBIT                            23.1        23.9        12.9             14.3         19.4        26.2         37.1         54.0
      % of Sales                5.8%        5.5%        2.9%             2.9%         3.7%        4.4%         5.6%         7.2%
      % Growth                    NM       -5.7%      -47.1%            10.8%        35.5%       35.0%        41.5%        45.5%

Net Income                       5.4         2.1        (5.3)            (5.4)        (3.3)        2.2         13.5         23.2
      % of Sales                1.3%        0.5%       -1.2%            -1.1%        -0.6%        0.4%         2.0%         3.1%
      % Growth                    NM      -64.6%     -350.1%            -1.1%        39.2%      224.5%       500.8%        72.2%


----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------

Fiscal Years ending                  CAGR              CAGR            CAGR

December 31,                       1997 - 2000      2000 - 2004      1997 - 2004
-------------------------------  --------------    -------------   --------------

Sales                                     7.4%            11.1%             9.5%
      % Growth

EBITDA                                   -0.7%            24.4%            13.0%
      % of Sales
      % Growth

Depreciation                             12.4%            27.8%            21.0%
      % of Sales
      % Growth

EBITA                                    -4.3%            23.1%            10.5%
      % of Sales
      % Growth

Amortization                              9.0%             3.4%             5.8%
      % of Sales
      % Growth

EBIT                                    -14.7%            39.3%            12.9%
      % of Sales
      % Growth

Net Income                                  NM               NM               NM
      % of Sales
      % Growth
---------------------------------------------------------------------------------


(a) As per internal presentation to the Board of Directors on September 7, 2000.

(b)  As per Form 10-K for the year ended December 31, 1999.



                                             Banc of America Securities    20

                                                                 CONFIDENTIAL


Overview of AMBASSADOR
Sales Summary: September 7, 2000 Presentation to Board of Directors


($ in millions)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal Years ending                                           Historical (a)                                            CAGR
                               ------------------------------------------------------------------------------------
December 31,                         1993      1994       1995        1996         1997        1998         1999    1994 - 1999
-----------------------------------------------------------------------------------------------------------------  ---------------

Sales

Instruction (Total)                $214.3    $234.9     $259.3      $261.0       $262.4      $267.9       $277.1             3.4%
Berlitz Kids                            -         -          -           -            -           -          0.6
ELS/BOC                              12.2      12.3       13.6        15.4         36.4        65.7         56.3            35.6%
Franchising                             -         -          -         0.6          1.9         1.8          1.8
Publishing                           12.4      15.7       17.2        15.5         13.6        14.8         12.9            -3.8%
Cross Cultural                          -         -          -           -            -         2.4          2.5
Other, Initiatives, etc.                -      (0.0)       0.0        (0.1)        (0.9)       (0.5)        (0.3)
                                  --------   -------   -------    ---------    ---------    --------     --------
      Lang. Services - Total       $238.9    $262.9     $290.0      $292.3       $313.4      $352.1       $350.8             5.9%

GlobalNET                          $ 35.6    $ 39.9     $ 63.9      $ 76.8       $ 83.8      $ 84.3       $ 95.4            19.0%
Other, etc.                           0.0       0.5        0.5         0.5         (0.0)       (0.0)        (0.0)
                                  --------   -------   -------    ---------    ---------    --------     --------
      Total                        $274.5    $303.3     $354.5      $369.6       $397.2      $436.3       $446.2             8.0%

Growth Rate

Instruction (Total)                             9.6%      10.4%        0.7%         0.5%        2.1%         3.4%
Berlitz Kids                                      NA         NA          NA           NA          NA           NA
ELS/BOC                                         0.5%      11.0%       13.2%       136.1%       80.6%       -14.3%
Franchising                                       NA         NA          NA       248.3%       -8.3%        -1.6%
Publishing                                     26.7%       9.2%      -10.1%       -11.8%        8.5%       -12.5%
Cross Cultural                                    NA         NA          NA           NA          NA         2.7%
Other, Initiatives, etc.                          NA         NA          NA           NA          NA           NA
      Lang. Services - Total                   10.1%      10.3%        0.8%         7.2%       12.3%        -0.4%

GlobalNET                                      12.0%      60.3%       20.1%         9.1%        0.6%        13.2%
Other, etc.                                       NA         NA          NA           NA          NA           NA
      Total                                    10.5%      16.9%        4.3%         7.5%        9.8%         2.3%

----------------------------------------------------------------------------------------------------------------------------------



($ in millions)
-------------------------------------------------------------------------------------------------------------------

Fiscal Years ending                                       Projected (a)                                 CAGR
                                  --------------------------------------------------------------
December 31,                             2000         2001        2002         2003        2004      1999 - 2004
-------------------------------   --------------------------------------------------------------   ----------------

Sales

Instruction (Total)                    $295.5       $312.0      $335.1       $361.5      $390.0               7.1%
Berlitz Kids                             11.3          8.7        12.5         16.6        20.3
ELS/BOC                                  62.9         64.8        68.8         73.0        77.4               6.6%
Franchising                               2.8          2.7         3.5          4.6         5.9              27.5%
Publishing                                3.6          2.2         2.3          2.4         2.7             -27.1%
Cross Cultural                            4.2          3.6         3.8          4.1         4.3              11.7%
Other, Initiatives, etc.                 (0.1)         8.5        17.5         29.7        49.3
                                      --------      -------     -------    ---------    ---------          ---------
      Lang. Services - Total           $380.2       $402.5      $443.5       $491.9      $550.0               9.4%

GlobalNET                              $112.3       $133.7      $159.7       $191.7      $231.0              19.4%
Other, etc.                              (0.0)        (5.3)      (11.0)       (18.7)      (31.0)
                                      --------      -------     -------    ---------    ---------          ---------
      Total                            $492.5       $530.8      $592.2       $664.9      $750.0              10.9%

Growth Rate

Instruction (Total)                      6.6%         5.6%        7.4%         7.9%        7.9%
Berlitz Kids                               NA       -23.3%       43.7%        32.4%       22.6%
ELS/BOC                                 11.7%         3.1%        6.2%         6.1%        6.1%
Franchising                             57.8%        -4.1%       32.7%        30.8%       28.5%
Publishing                             -72.1%       -39.6%        3.5%         8.6%        8.7%
Cross Cultural                          70.0%       -14.0%        6.0%         6.0%        6.0%
Other, Initiatives, etc.                   NA           NA          NA           NA          NA
      Lang. Services - Total             8.4%         5.9%       10.2%        10.9%       11.8%

GlobalNET                               17.8%        19.0%       19.5%        20.0%       20.5%
Other, etc.                                NA           NA          NA           NA          NA
      Total                             10.4%         7.8%       11.6%        12.3%       12.8%

-------------------------------------------------------------------------------------------------------------------



(a) As per internal presentation to the Board of Directors on September 7, 2000.

                                             Banc of America Securities    21

                                                                 CONFIDENTIAL


Overview of AMBASSADOR
EBITA Summary: September 7, 2000 Presentation to Board of Directors


($ in millions)
----------------------------------------------------------------------------------------------------------------------------
Fiscal Years ending                                                    Historical (a)
                                  ------------------------------------------------------------------------------------------
December 31,                             1993        1994         1995        1996         1997        1998         1999
-------------------------------------------------------------------------------------------------------------------------

EBITA

Instruction (Total)                    $ 22.7      $ 29.0       $ 32.9      $ 35.6       $ 38.3      $ 38.5       $ 35.5
Berlitz Kids                                -           -            -           -            -           -          0.1
ELS/BOC                                   2.8         2.7          3.0         3.3          5.1         6.2          2.3
Franchising                                 -           -            -        (0.8)        (0.7)        0.0          0.4
Publishing                                0.1         0.9          1.9         1.4          0.6         1.3          0.7
Cross Cultural                              -           -            -           -            -         0.6          0.5
Other, Initiatives, etc.                   -           -          (0.0)         -          (0.0)         -          (0.0)
                                      --------    -------       -------    ---------    ---------    --------     --------
      Lang. Services - subTotal        $ 25.7      $ 32.6       $ 37.7      $ 39.5       $ 43.2      $ 46.7       $ 39.5
Lang. Services - H.Q.                    (0.3)       (0.3)        (0.4)       (0.5)        (0.8)       (1.2)        (1.2)
                                      --------    -------       -------    ---------    ---------    --------     --------
      Lang. Services - Total           $ 25.4      $ 32.4       $ 37.3      $ 39.0       $ 42.5      $ 45.5       $ 38.3

GlobalNET - subTotal                    $ 3.2       $ 4.0        $ 7.1       $ 6.3        $ 8.5       $ 9.2        $ 6.9
GlobalNET - H.Q.                         (0.9)       (0.9)        (1.6)       (1.3)        (0.8)       (0.9)        (0.9)
                                      --------    -------       -------    ---------    ---------    --------     --------
      GlobalNET - Total                 $ 2.3       $ 3.1        $ 5.5       $ 5.1        $ 7.7       $ 8.3        $ 6.0
                                            -           -            -           -            -           -            -
Corporate - H.Q.                       $ (8.5)     $ (7.1)     $ (10.0)    $ (10.3)     $ (12.1)    $ (11.9)     $ (13.4)
Other, etc.                              (0.1)        0.3          0.2         0.2          0.5        (0.4)        (0.0)
                                      --------    -------       -------    ---------    ---------    --------     --------
      Total                            $ 19.1      $ 28.7       $ 33.0      $ 33.9       $ 38.5      $ 41.5       $ 31.0

MARGIN

Instruction (Total)                     10.6%       12.4%        12.7%       13.6%        14.6%       14.4%        12.8%
Berlitz Kids                               NA          NA           NA          NA           NA          NA        17.7%
ELS/BOC                                 23.3%       22.0%        21.8%       21.3%        14.0%        9.5%         4.1%
Franchising                                NA          NA           NA     -149.2%       -37.2%        2.1%        25.5%
Publishing                               0.7%        5.8%        11.1%        9.1%         4.4%        9.0%         5.3%
Cross Cultural                             NA          NA           NA          NA           NA       23.9%        21.2%
Other Initiatives, et.

      Lang. Services - subTotal         10.7%       12.4%        13.0%       13.5%        13.8%       13.3%        11.3%
Lang. Services - H.Q.
      Lang. Services - Total            10.6%       12.3%        12.9%       13.3%        13.5%       12.9%        10.9%

GlobalNET - subTotal                     8.8%       10.0%        11.0%        8.3%        10.1%       10.9%         7.2%
GlobalNET - H.Q.
      GlobalNET - Total                  6.3%        7.7%         8.5%        6.6%         9.1%        9.8%         6.3%

Corporate - H.Q.
Other, etc.
      Total                              6.9%        9.5%         9.3%        9.2%         9.7%        9.5%         6.9%

----------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------------

Fiscal Years ending                   CAGR                              Projected (a)                                CAGR
                                                   ----------------------------------------------------------
December 31,                       1994 - 1999          2000       2001           2002       2003       2004     1999 - 2004
-------------------------------------------------  ----------------------------------------------------------   ---------------

EBITA

Instruction (Total)                         4.1%      $ 36.0     $ 40.1         $ 43.5     $ 47.7     $ 52.0              8.0%
Berlitz Kids                                             0.2        1.0            1.6        2.3        3.0
ELS/BOC                                    -3.2%         4.3        4.7            5.6        6.3        7.1             25.4%
Franchising                                              1.0        1.1            1.6        2.1        2.7             43.6%
Publishing                                 -5.8%         0.7        0.3            0.3        0.4        0.4             -8.0%
Cross Cultural                                           1.0        0.8            0.8        0.9        1.0             12.9%
Other, Initiatives, etc.                                (2.0)      (1.5)          (2.0)      (1.8)       0.7
                                                      -------     -------     ---------   --------   --------
      Lang. Services - subTotal             3.9%      $ 41.2     $ 46.5         $ 51.5     $ 57.9     $ 67.0             11.1%
Lang. Services - H.Q.                                   (7.8)      (9.1)          (9.8)     (11.5)     (12.0)
                                                      -------     -------     ---------   --------   --------
      Lang. Services - Total                3.4%      $ 33.3     $ 37.5         $ 41.7     $ 46.4     $ 55.0              7.5%

GlobalNET - subTotal                       11.4%       $ 9.9     $ 12.2         $ 16.6     $ 24.3     $ 34.5             38.1%
GlobalNET - H.Q.                                        (1.7)      (2.2)          (2.8)      (2.9)      (3.1)
                                                      -------     -------     ---------   --------   --------
      GlobalNET - Total                    14.5%       $ 8.2      $ 9.9         $ 13.8     $ 21.4     $ 31.5             39.2%
                                                           -          -              -          -          -
Corporate - H.Q.                                      $ (8.9)    $ (8.5)        $ (9.0)    $ (9.5)    $ (9.9)
Other, etc.                                              0.0       (1.1)          (1.2)      (1.4)      (1.6)
                                                      -------     -------     ---------   --------   --------
      Total                                 1.5%      $ 32.7     $ 37.8         $ 45.3     $ 57.0     $ 75.0             19.4%

MARGIN

Instruction (Total)                                    12.2%      12.8%          13.0%      13.2%      13.3%
Berlitz Kids                                            1.9%      12.0%          13.0%      14.0%      15.0%
ELS/BOC                                                 6.8%       7.2%           8.1%       8.6%       9.2%
Franchising                                            37.5%      41.3%          44.5%      46.0%      46.2%
Publishing                                             18.4%      15.9%          13.5%      15.2%      16.8%
Cross Cultural                                         23.0%      21.8%          22.0%      22.2%      22.3%
Other Initiatives, et.

      Lang. Services - subTotal                        10.8%      11.6%          11.6%      11.8%      12.2%
Lang. Services - H.Q.
      Lang. Services - Total                            8.8%       9.3%           9.4%       9.4%      10.0%

GlobalNET - subTotal                                    8.8%       9.1%          10.4%      12.7%      15.0%
GlobalNET - H.Q.
      GlobalNET - Total                                 7.3%       7.4%           8.7%      11.2%      13.6%

Corporate - H.Q.
Other, etc.
      Total                                             6.6%       7.1%           7.6%       8.6%      10.0%

-------------------------------------------------------------------------------------------------------------------------------





(a) As per internal presentation to the Board of Directors on September 7, 2000.


                                             Banc of America Securities    22

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Financial Summary by Division: September 7, 2000, December 5, 2000 and March 6, 2001 Presentations to the Board of Directors


($ in millions)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal Years ending                                                              Historical (a)                            CAGR
                                        -----------------------------------------------------------------------------  -----------
December 31,                              1993         1994        1995         1996        1997      1998      1999      94 - 99
---------------------------------------------------------------------------------------------------------------------  -----------
Sales (c)
Lang. Services                           $ 238.9    $ 262.9     $ 290.0      $ 292.3     $ 313.4   $ 352.1   $ 350.8       5.9%
GlobalNET                                   35.6       39.9        63.9         76.8        83.8      84.3      95.4       19.0%
                                        --------    -------    --------     --------     -------   -------   -------
     Total Sales                         $ 274.5    $ 303.3     $ 354.5      $ 369.6     $ 397.2   $ 436.3   $ 446.2       8.0%

EBITA (d)
Lang. Services                            $ 25.4     $ 32.4      $ 37.3       $ 39.0      $ 42.5    $ 45.5    $ 38.3       3.4%
Allocation of Corp. Overhead                (7.5)      (5.9)       (8.0)        (8.0)       (9.1)     (9.9)    (10.5)
                                        --------    -------    --------     --------     -------   -------   -------
     Lang. Services - Net of allocation   $ 17.9     $ 26.5      $ 29.3       $ 31.0      $ 33.3    $ 35.6    $ 27.8       1.0%
     % of Lang. Services Sales              7.5%      10.1%       10.1%        10.6%       10.6%     10.1%      7.9%

GlobalNET                                  $ 2.3      $ 3.1       $ 5.5        $ 5.1       $ 7.7     $ 8.3     $ 6.0      14.5%
Allocation of Corp. Overhead                (1.1)      (0.9)       (1.8)        (2.1)       (2.4)     (2.4)     (2.9)
                                        --------    -------    --------     --------     -------   -------   -------
     GlobalNET - Net of allocation         $ 1.1      $ 2.2       $ 3.7        $ 3.0       $ 5.2     $ 5.9     $ 3.2       7.9%
     % of GlobaNET Sales                    3.2%       5.4%        5.8%         3.9%        6.2%      7.0%      3.3%

Total EBITA                               $ 27.7     $ 35.4      $ 42.8       $ 44.1      $ 50.1    $ 53.8    $ 44.3       4.6%
Total Allocation of Corp. Overhead          (8.6)      (6.8)       (9.8)       (10.1)      (11.6)    (12.3)    (13.4)
                                        --------    -------    --------     --------     -------   -------   -------
     Total EBITA - Net of Allocation      $ 19.1     $ 28.7      $ 33.0       $ 33.9      $ 38.5    $ 41.5    $ 31.0       1.5%
     % of Total Sales                       6.9%       9.5%        9.3%         9.2%        9.7%      9.5%      6.9%
----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
Fiscal Years ending                      Historical (b)      CAGR                   Projected (a)                        CAGR
                                         ----------------            ---------------------------------------------
December 31,                                  2000          94 - 00      2001     2002         2003        2004         00 - 04
------------------------------------------------------- ------------ --------------------------------------------- --------------
Sales (c)
Lang. Services                               $ 376.3         6.2%     $ 386.7    $ 435.4    $ 478.5     $ 528.2           8.8%
GlobalNET                                      103.9        17.3%       121.3      156.8      186.4       221.8          20.9%
                                            --------                 --------    --------   -------     -------
     Total Sales                             $ 480.2         8.0%     $ 508.1    $ 592.2    $ 664.9     $ 750.0          11.8%

EBITA (d)
Lang. Services                               $  41.8         4.3%     $  38.3    $  41.7    $  46.4     $  55.0           7.1%
Allocation of Corp. Overhead                   (11.4)                    (8.0)      (7.5)      (7.8)       (8.1)
                                            --------                  --------    --------   -------     -------
     Lang. Services - Net of allocation      $  30.3         2.3%     $  30.3    $  34.2    $  38.7     $  46.9          11.5%
     % of Lang. Services Sales                  8.1%                     7.8%       7.8%       8.1%        8.9%

GlobalNET                                    $   7.3        15.5%     $   9.4    $  13.8    $  21.4     $  31.5          44.2%
Allocation of Corp. Overhead                    (3.2)                    (2.5)      (2.7)      (3.0)       (3.4)
                                            --------                  --------    --------   -------     -------
     GlobalNET - Net of allocation           $   4.1        11.3%     $   6.9    $  11.1    $  18.4     $  28.1          61.6%
     % of GlobaNET Sales                        4.0%                     5.7%       7.1%       9.9%       12.7%

Total EBITA                                  $  49.1         5.6%     $  47.7    $  55.5    $  67.8     $  86.5          15.2%
Total Allocation of Corp. Overhead             (14.6)                   (10.5)     (10.2)     (10.8)      (11.5)
                                            --------                  --------    --------   -------     -------
     Total EBITA - Net of Allocation         $  34.4         3.1%     $  37.2    $  45.3    $  57.0     $  75.0          21.5%
     % of Total Sales                           7.2%                     7.3%       7.6%       8.6%       10.0%
---------------------------------------------------------------------------------------------------------------------------------

(a) As per internal company presentation to the Board of Directors on September 7, 2000, revised by internal company presentation to the Board of Directors on December 5, 2000.

(b) As per internal company presentation to the Board of Directors on March 6, 2001. Total EBITA excludes $0.428 million LTIP expense which is included in EBIT in the draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001.

(c)  Sales adjusted to include "Other, etc."

(d) Allocation of corporate overhead includes "Corporate, H.Q." and "Other". Corporate overhead is allocated according to pre-allocation contribution of sales.


                                             Banc of America Securities    23

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Segment and Geographic Breakdown  (a)(b)


SALES BY DIVISION (c)
----------------------------------------------------------------------------------------
                                      1997       1998       1999    2000A (a)  2001P (b)
----------------------------------------------------------------------------------------
Language Services                   $313.4     $352.1     $350.8      $376.3     $386.7
GlobalNET (Translation Services)      83.8       84.2       95.4       103.9      121.3
----------------------------------------------------------------------------------------
Total                               $397.2     $436.3     $446.2      $480.2     $508.1
----------------------------------------------------------------------------------------


EBITDA BY DIVISION (c)
-----------------------------------------------------------------------------------------
                                    1997       1998        1999     2000A (a)   2001P (b)
-----------------------------------------------------------------------------------------
Language Services                  $38.7      $42.2       $36.4        $39.9       $43.5
GlobalNET (Translation Services)     7.1        7.9         5.2          6.5        10.5
-----------------------------------------------------------------------------------------
Total                              $45.8      $50.1       $41.6        $46.5       $54.0
-----------------------------------------------------------------------------------------



Sales from External Customers - 2000A (a)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Region                                                    Sales       Contribution
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
United States                                            $157.2               32.7 %
Japan                                                      86.6               18.0
Germany                                                    39.5                8.2
Ireland                                                    25.0                5.2
France                                                     20.4                4.3
Brazil                                                     18.1                3.8
Other Foreign Countries                                   133.5               27.8
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total                                                    $480.2              100.0 %
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Revenues from External Customers - 2000A (a)
[SEE "Sales from External Customers - 2000A (a)" above]
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------


GlobalNET SALES BY REGION -  2000A (a)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Operating Division                                        Sales       Contribution
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Americas                                                  $47.8               39.9 %
Asia                                                        7.6                6.3
Europe                                                     56.5               47.1
Inter-company eliminations                                  8.0                6.7
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total                                                    $119.9              100.0 %
--------------------------------------------------------------------------------------


(a) As per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001.

(b) As per internal presentation to the Board of Directors on December 5, 2000.

(c) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.



                                             Banc of America Securities    24

                                                                 CONFIDENTIAL


Overview of AMBASSADOR

Segment Breakdown


BUSINESS SEGMENT SALES (a)


------------------------------------------------------------------------------------
                  Historical (b)                                       Projected (c)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                    1997        1998         1999        2000                2001
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Instruction        $262.4      $267.9       $277.1      $291.0              $ 302.4
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
AMBASSADOR KIDS        -           -           0.6         5.4                 11.3
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
ELS/BOC              36.4        65.7         56.3        64.5                 67.1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Publishing           13.6        14.8         12.9        10.5                  1.7
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Franchising           1.9         1.8          1.8         2.3                  2.7
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Cross Cultural         -          2.4          2.5         2.9                  3.7
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
GlobalNET            83.8        84.3         95.4       103.9                122.6
------------------------------------------------------------------------------------


BUSINESS SEGMENT SALES - 2000


Instruction                          60.7%
AMBASSADOR KIDS                       1.1%
ELS/BOC                              13.2%
Publishing                            2.0%
Franchising                           0.5%
Cross Cultural                        0.7%
GlobalNET                            21.8%

(a)  Segment information excludes "Eliminations, Adjustments, & other", "Other,
     Etc.", and "Initiatives".

(b) As per internal presentation to the Board of Directors on September 7, 2000 and draft Form 10-K for the year ended December 31, 2000 as of March
     26, 2001.

(c) As per internal presentation to the Board of Directors on December 5, 2000 including 2001 projections.


                                             Banc of America Securities    25

                                                                 CONFIDENTIAL

Overview of AMBASSADOR

Geographic Breakdown (a)

-----------------------------------------------------------------------------------------------------------------------------
                          Language Centers        Franchises            ELS/BOC Facilities           ELS            Total
                         (Company Operated)                             (Company Operated)       Franchises
-----------------------------------------------------------------------------------------------------------------------------
North America
  United States                            56                    6                       32                   -           94
  Canada                                    9                    -                        -                   1           10

Latin America
  Argentina                                 5                    1                        -                   -            6
  Brazil                                   19                    2                        -                   -           21
  Chile                                     5                    1                        -                   -            6
  Columbia                                  9                    -                        -                   6           15
  Mexico                                   21                    4                        -                   -           25
  Puerto Rico                               4                    -                        -                   -            4
  Venezuela                                 7                    -                        -                   -            7
  Other Latin America                       3                    5                        -                   1            9

Asia
  Indonesia                                 -                    1                        -                   3            4
  Japan                                    49                    2                        -                   2           53
  Korea                                     2                    -                        -                   5            7
  Malaysia                                  1                    -                        -                   5            6
  Taiwan                                    1                    -                        -                  18           19
  Other Asia                                8                    -                        -                   3           11

Europe
  Austria                                   7                    3                        -                   -           10
  Belgium                                  11                    -                        -                   -           11
  France                                   18                    1                        -                   -           19
  Germany                                  46                    2                        -                   -           48
  Italy                                     6                    1                        -                   -            7
  Poland                                    9                    -                        -                   -            9
  Spain                                    10                    -                        -                   -           10
  Switzerland                               8                    -                        -                   -            8
  United Kingdom                            3                    3                        1                   -            7
  Other Europe                             20                    4                        -                   -           24

Mid-East                                    6                    8                        -                  11           25
-----------------------------------------------------------------------------------------------------------------------------
Total                                     343                   44                       33                  55          475
-----------------------------------------------------------------------------------------------------------------------------

(a) As per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001.


                                             Banc of America Securities    26

                                                                 CONFIDENTIAL


Overview of AMBASSADOR
Historical Stock Performance - 1/2/00 to 3/28/01


Date                Price      Volume
     12/31/99     17.1875        3900
     01/03/00     17.1875        3100
     01/04/00     17.1875        1400
     01/05/00     17.1875         300
     01/06/00     17.4375         600
     01/07/00     17.4375        1300
     01/10/00     17.6250        1500   [Acquires Multilingual Technology LTD, a company
                                        specializing in global information solutions]
     01/11/00     17.5625           0
     01/12/00     17.6875        6900
     01/13/00     17.8125        3200
     01/14/00     17.9375         500
     01/18/00     18.0625        1900
     01/19/00     18.0625        6000
     01/20/00     18.1875       12000
     01/21/00     18.1250       35700
     01/24/00     18.3750        2400
     01/25/00     18.2500        5700
     01/26/00     18.3750         300
     01/27/00     18.5000         500
     01/28/00     18.3750         600
     01/31/00     18.2500        1000
     02/01/00     18.0313           0
     02/02/00     18.2500         100
     02/03/00     18.0000       21800
     02/04/00     17.7500        1100
     02/07/00     17.5625        8700
     02/08/00     16.6250       19400
     02/09/00     16.6250           0
     02/10/00     16.2500        2300
     02/11/00     15.9375        1700
     02/14/00     15.6875         700
     02/15/00     15.6875         100
     02/16/00     15.4375        1900
     02/17/00     15.4375         100
     02/18/00     15.3750        1100
     02/22/00     15.3750         300
     02/23/00     15.3750         100
     02/24/00     15.5625           0
     02/25/00     15.3750        1200
     02/28/00     15.5000           0
     02/29/00     15.3750         400
     03/01/00     16.0000        1400
     03/02/00     16.0000         700
     03/03/00     16.2500         500
     03/06/00     15.8125        2200
     03/07/00     15.8750         200
     03/08/00     15.4375        2500
     03/09/00     15.0000           0
     03/10/00     15.4375         600
     03/13/00     15.4375         100
     03/14/00     15.6875         400
     03/15/00     15.8750        2500
     03/16/00     15.8750         200
     03/17/00     15.8125        1500
     03/20/00     15.8125         100   [President and CEO Hiromasa Yokoi announces retirement. James Kahl will assume the post of Vice Chairman. Company plans restructuring]
     03/21/00     15.8125         300
     03/22/00     15.8125         300
     03/23/00     15.8125         100
     03/24/00     15.9375           0
     03/27/00     16.0000         300   [Announces EPS loss of $0.56 for FY 1999]
     03/28/00     16.0000         300
     03/29/00     15.2500        3800
     03/30/00     13.9375        9600
     03/31/00     11.4375       36600
     04/03/00     12.3750        8100
     04/04/00     12.5000        2300
     04/05/00     12.1250        2700
     04/06/00     12.4375       10000
     04/07/00     13.0000        5700
     04/10/00     13.0000        4600
     04/11/00     13.1250        1600
     04/12/00     13.0625         600
     04/13/00     12.8125        1300
     04/14/00     12.8750         100
     04/17/00     12.8750         400
     04/18/00     13.0000         400
     04/19/00     13.0625         100
     04/20/00     13.0625         800
     04/24/00     13.0000         800
     04/25/00     13.0000         500
     04/26/00     12.8125        1100
     04/27/00     12.8750         700
     04/28/00     13.0625        1000
     05/01/00     13.1250         500
     05/02/00     11.5000      420300
     05/03/00     11.1250        2500
     05/04/00     10.8750        3000   [Announces EPS loss of $0.21 for 1Q00]
     05/05/00     11.0000       10400
     05/08/00     11.5000       14600
     05/09/00     11.9375        6800
     05/10/00     11.1250        2000
     05/11/00     11.0000       33800
     05/12/00     11.0000        8000
     05/15/00     11.0000        5600
     05/16/00     11.0000        9200
     05/17/00     11.2500        2800   [Gabelli Group reports 5.06% stake]
     05/18/00     10.5000       12200
     05/19/00     10.6250        9100
     05/22/00     10.6875         600
     05/23/00     10.5000        2600
     05/24/00     10.7500        1500
     05/25/00     11.0000        1500
     05/26/00     11.0000         200
     05/30/00     11.1250        5100
     05/31/00     11.1250        1400
     06/01/00     11.2500        1000
     06/02/00     11.2500         200
     06/05/00     11.1875         600
     06/06/00     11.1875         100
     06/07/00     10.9375         500
     06/08/00     10.9375         700
     06/09/00     10.9688           0
     06/12/00     10.6875        8300
     06/13/00     10.4375        1100
     06/14/00     10.1563           0
     06/15/00     10.1875         700
     06/16/00     10.0000        2600
     06/19/00     10.1875        2200
     06/20/00     10.2500        2300
     06/21/00     10.2500         200
     06/22/00     10.2500        1500
     06/23/00      9.7500        2200
     06/26/00      9.3750        2100
     06/27/00      9.1250        3300
     06/28/00      9.0000        6000
     06/29/00      8.9375        7300
     06/30/00      9.0000       44000
     07/03/00      9.0000        2500
     07/05/00      9.0625        3300
     07/06/00      8.9375         900
     07/07/00      9.0625        5100
     07/10/00      9.0625         400
     07/11/00      8.9375         400
     07/12/00      8.4375        2500
     07/13/00      8.0000       24600
     07/14/00      8.0625        2500
     07/17/00      8.1875        3800
     07/18/00      8.5000       25700
     07/19/00      9.9375       46900
     07/20/00      9.8750       13300
     07/21/00     10.1875       13600   [CFO Henry D. James decides to continue in his post, despite previously announcing his retirement]
     07/24/00     10.3750        2200
     07/25/00     10.5000           0
     07/26/00     10.5000           0
     07/27/00     10.5000           0
     07/28/00     10.5000           0
     07/31/00     10.3750         800
     08/01/00     10.5000           0
     08/02/00     10.3750        2100
     08/03/00     10.3750         500
     08/04/00     10.3750           0
     08/07/00     10.7500        2000
     08/08/00     10.5625        2000
     08/09/00     10.5625         500
     08/10/00     10.2500        1500
     08/11/00     10.5000        2000
     08/14/00     10.3750           0   [Announces EPS loss of $0.08 for 2Q00]
     08/15/00     10.2500           0
     08/16/00     10.5000         800
     08/17/00     10.5625         200
     08/18/00     10.5313           0
     08/21/00     10.5000         900
     08/22/00     10.3750         800
     08/23/00     10.4063           0
     08/24/00     10.2813           0
     08/25/00     10.3750         500
     08/28/00     10.3438           0
     08/29/00     10.3750         300
     08/30/00     10.3125         500
     08/31/00     10.1250         900
     09/01/00     10.1875         100
     09/05/00      9.9375        1300
     09/06/00      9.9375           0
     09/07/00     10.0000        1800
     09/08/00      9.9375         100
     09/11/00      9.9375        1100
     09/12/00      9.6875        2000
     09/13/00      9.1875        1600
     09/14/00      8.9375        3600
     09/15/00      8.9375         700
     09/18/00      8.9375         100
     09/19/00      8.5000        5600
     09/20/00      8.5000        1400
     09/21/00      8.5000        1500
     09/22/00      8.1250        2800
     09/25/00      8.0000        6000
     09/26/00      8.0000         200
     09/27/00      8.0000         500
     09/28/00      8.5000        7500   [Acquires Paris-based translation service, Trad Style]
     09/29/00      8.5000        1100
     10/02/00      8.6250           0
     10/03/00      8.5000         100
     10/04/00      7.8125        4000
     10/05/00      8.0000        2400   [Acquires Swedish Ordhuset]
     10/06/00      8.1250           0
     10/09/00      8.1250           0
     10/10/00      8.0625       13900
     10/11/00      8.3125        3300
     10/12/00      8.4375           0
     10/13/00      8.3125        1200
     10/16/00      8.3125         400
     10/17/00      8.3125         500
     10/18/00      8.3125         200
     10/19/00      8.0625        5000
     10/20/00      8.2188           0
     10/23/00      8.0625           0
     10/24/00      8.0625         100
     10/25/00      8.1250        2000
     10/26/00      8.1250         500
     10/27/00      7.9375        1100
     10/30/00      7.9375        1400
     10/31/00      7.9375        2100
     11/01/00      7.3750        1700
     11/02/00      7.3750        2000
     11/03/00      7.2500        7200
     11/06/00      7.2500        6900
     11/07/00      6.5000        7300
     11/08/00      6.5625         400
     11/09/00      6.5625        1600
     11/10/00      6.0000        2400
     11/13/00      5.8750        7000
     11/14/00      6.4375       12700   [Announces EPS loss of $0.11 for 3Q00]
     11/15/00      6.4375        7800
     11/16/00      6.6875        3600
     11/17/00      6.6250       32300
     11/20/00      6.6250         100
     11/21/00      6.6875        2100
     11/22/00      6.7500        3300
     11/24/00      6.7500        6600
     11/27/00      7.1250        9400
     11/28/00      7.2500         700
     11/29/00      7.5000         700
     11/30/00      7.6250        1000
     12/01/00      7.7500         400
     12/04/00      7.8125         200
     12/05/00      7.8750           0
     12/06/00      7.8125         800
     12/07/00      7.9375         900
     12/08/00      7.8750           0
     12/11/00      7.9375           0
     12/12/00      8.0625         900
     12/13/00      7.9063           0
     12/14/00      8.1250        5700
     12/15/00      8.2500           0
     12/18/00      8.1250        1100
     12/19/00      8.0625        1100
     12/20/00      8.0938           0
     12/21/00      7.9063           0
     12/22/00      8.1250       10300
     12/26/00      7.9375        2400
     12/27/00      8.0000        1000
     12/28/00      8.0000        9400
     12/29/00      8.0625        4200   [Announces plans for corporate restructuring]
                                        [Benesse announces offer at $12.00 per share]
     01/02/01     12.5000       55100
     01/03/01     12.5000       23000
     01/04/01     12.8750        7200
     01/05/01     12.8125           0
     01/08/01     12.8750       17700
     01/09/01     13.0000        6500
     01/10/01     13.0000        5700
     01/11/01     13.0625        2000
     01/12/01     13.0625         800
     01/16/01     13.0625        2100
     01/17/01     13.2500        3500
     01/18/01     13.1250       10800
     01/19/01     13.1250        3000
     01/22/01     13.1250         100
     01/23/01     13.1250           0
     01/24/01     13.1875           0
     01/25/01     12.5000       18700
     01/26/01     12.6250        1100
     01/29/01     12.7450           0
     01/30/01     12.7200         800
     01/31/01     12.7500         300
     02/01/01     12.8500           0
     02/02/01     12.8300           0
     02/05/01     12.7250           0
     02/06/01     12.8400        5700
     02/07/01     12.7000        3000
     02/08/01     12.6600         500
     02/09/01     12.5500       14600
     02/12/01     12.5500         200
     02/13/01     13.0000        5500
     02/14/01     13.0000        1200
     02/15/01     12.9900        3500
     02/16/01     13.0000         100
     02/20/01     13.0000         600
     02/21/01     13.0000         100
     02/22/01     13.0000        1000
     02/23/01     12.8000        3100
     02/26/01     13.0000        3000
     02/27/01     13.2500        2000
     02/28/01     13.2400         200
     03/01/01     13.2450           0
     03/02/01     13.2350           0
     03/05/01     13.2400         200
     03/06/01     13.2500         100
     03/07/01     13.2500        2000
     03/08/01     13.3000         200
     03/09/01     13.3000         100
     03/12/01     13.3050           0
     03/13/01     13.3000         100
     03/14/01     13.3050           0
     03/15/01     13.3000         100
     03/16/01     13.3050           0
     03/19/01     13.2700         200
     03/20/01     13.2700         100
     03/21/01     13.2600         100
     03/22/01     13.2050           0
     03/23/01     13.2500       12800
     03/26/01     13.2600        5000
     03/27/01     13.2500         300
     03/28/01     13.1200         900


-----------------------------------------------
TRADING PRICE ANALYSIS
-----------------------------------------------
------------------------- ---------------------
Latest (3/28/01)                      $ 13.12
------------------------- ---------------------
------------------------- ---------------------
High (01/27/00)                         18.50
------------------------- ---------------------
------------------------- ---------------------
Low (11/13/00)                           5.88
------------------------- ---------------------
------------------------- ---------------------
Average                                 11.63
------------------------- ---------------------


-----------------------------------------------
RELATIVE STOCK VOLATILITY
-----------------------------------------------
---------------------------------- ------------
Projected Beta(a) vs. S&P 500            0.41
-----------------------------------------------
Historical Beta(a) vs. S&P 500          (0.19)
-----------------------------------------------


----------------------------------------------
TRADING VOLUME ANALYSIS
----------------------------------------------
------------------------ ---------------------
Latest (3/28/01)                          900
------------------------ ---------------------
------------------------ ---------------------
High (05/02/00)                       420,300
------------------------ ---------------------
------------------------ ---------------------
Low                                         0
------------------------ ---------------------
------------------------ ---------------------
Average                                 4,852
------------------------ ---------------------


Source:  FactSet Research Systems as of March 28, 2001.
(a) Barra's Beta Database as of March 31, 2001.



                                             Banc of America Securities    27

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Historical Stock Performance - 1/2/98 to 3/28/01


Date                Price      Volume
       1/2/98     26.5000        3400
       1/5/98     26.3750        5000
       1/6/98     26.3750        4900
       1/7/98     26.2500        6200
       1/8/98     26.3125        3100
       1/9/98     26.1875         700
      1/12/98     26.0625        2300
      1/13/98     26.0000        6900
      1/14/98     26.0000        2700
      1/15/98     26.0000        2000
      1/16/98     26.0000        1400
      1/20/98     26.0000         800
      1/21/98     25.7500        3900
      1/22/98     26.0000        5600
      1/23/98     25.8125        1700
      1/26/98     26.0000         900
      1/27/98     25.9375           0
      1/28/98     26.0000         800
      1/29/98     26.0000        1900
      1/30/98     25.5625        3000
       2/2/98     26.0000        3600
       2/3/98     25.8750         500
       2/4/98     25.8750           0
       2/5/98     25.8750           0
       2/6/98     25.8750        2200
       2/9/98     25.6250        2200
      2/10/98     25.9375        2000
      2/11/98     25.8438           0
      2/12/98     25.8438           0
      2/13/98     25.7500         600
      2/17/98     25.6875           0
      2/18/98     26.0000        1800
      2/19/98     25.8750         800
      2/20/98     25.8125         200
      2/23/98     25.9063           0
      2/24/98     25.8125        1600
      2/25/98     25.8125           0
      2/26/98     25.8125         100
      2/27/98     25.9375         500
       3/2/98     26.2500        1900
       3/3/98     26.1875         600   [Announces EPS profit of $0.56 for FY 1997]
       3/4/98     26.3125        1000
       3/5/98     26.2500        1800
       3/6/98     26.6250         600
       3/9/98     27.0000        1700
      3/10/98     27.0000         600
      3/11/98     27.0938           0
      3/12/98     27.0000        1800
      3/13/98     26.8125         900
      3/16/98     27.0000         700
      3/17/98     27.0938           0
      3/18/98     27.2500        1400
      3/19/98     27.2500         100
      3/20/98     27.3125        4300
      3/23/98     27.2500         400
      3/24/98     27.1875        1400
      3/25/98     27.2188           0
      3/26/98     27.0625         500
      3/27/98     27.1875        2400
      3/30/98     27.2188           0
      3/31/98     27.0625         100
       4/1/98     27.1250        2100
       4/2/98     27.1250        1200
       4/3/98     27.1250         400
       4/6/98     27.0625         600
       4/7/98     27.0625         200
       4/8/98     27.0625         100
       4/9/98     27.0938           0
      4/13/98     27.5000        4900
      4/14/98     27.5000        3200
      4/15/98     27.5000        1400
      4/16/98     27.5000         200
      4/17/98     27.5313           0
      4/20/98     27.5000         100
      4/21/98     27.6250        1100
      4/22/98     27.6250        1900
      4/23/98     27.7500        2600
      4/24/98     27.7188           0
      4/27/98     27.7500         300
      4/28/98     27.7500         100
      4/29/98     27.7188           0
      4/30/98     28.0000        2000
       5/1/98     28.0000         900
       5/4/98     28.0000        9400
       5/5/98     28.1250        1200
       5/6/98     28.1250         200
       5/7/98     28.1875        2200
       5/8/98     28.1250           0
      5/11/98     28.2500        1400
      5/12/98     28.2500        4200
      5/13/98     28.2500           0   [Announces breakeven EPS 1Q98]
      5/14/98     28.1250         600
      5/15/98     28.1250           0
      5/18/98     28.1250         200
      5/19/98     28.0625           0
      5/20/98     28.1250           0
      5/21/98     28.0938           0
      5/22/98     28.1250         100
      5/26/98     28.1250         200
      5/27/98     27.8750        2500
      5/28/98     28.1250       12900
      5/29/98     27.7500        3400
       6/1/98     27.8125         300
       6/2/98     27.7500        3300
       6/3/98     27.6563           0
       6/4/98     27.6563           0
       6/5/98     27.7500           0
       6/8/98     27.8750        1400
       6/9/98     27.8750         300
      6/10/98     28.0000        7200
      6/11/98     27.9688           0
      6/12/98     28.0625         100
      6/15/98     28.0000        3200
      6/16/98     27.8750         800
      6/17/98     28.3125        9900
      6/18/98     28.2500        2500
      6/19/98     28.1250        2300
      6/22/98     28.0000        4800
      6/23/98     27.9688           0
      6/24/98     28.1250        5900
      6/25/98     28.1250           0
      6/26/98     27.8125        1700
      6/29/98     27.5000         700
      6/30/98     27.0000        3500
       7/1/98     27.1875         200
       7/2/98     27.2500           0
       7/6/98     27.1563           0
       7/7/98     27.7500        2700
       7/8/98     27.7500         700
       7/9/98     27.6250         300
      7/10/98     27.6250           0
      7/13/98     27.6250           0
      7/14/98     27.5625           0
      7/15/98     27.6250           0
      7/16/98     27.6563           0
      7/17/98     28.0000       11600
      7/20/98     28.1250        1700
      7/21/98     27.9375         700
      7/22/98     28.0000        1200
      7/23/98     27.5625        2000
      7/24/98     27.5625         700
      7/27/98     27.5625         300
      7/28/98     27.5000         600
      7/29/98     27.4375           0
      7/30/98     27.8750        2000
      7/31/98     27.7500         700
       8/3/98     27.7500         500
       8/4/98     27.7188           0
       8/5/98     27.6875         300
       8/6/98     27.6250         300
       8/7/98     27.7500         700
      8/10/98     27.7500         100
      8/11/98     27.5625         300
      8/12/98     27.5625         100   [Announces EPS profit of $0.07 for 2Q98]
      8/13/98     27.6250        1800
      8/14/98     27.5625           0
      8/17/98     27.5000         500
      8/18/98     27.5000         700
      8/19/98     27.2500         500
      8/20/98     27.2500           0
      8/21/98     27.1250        1200
      8/24/98     27.0000           0
      8/25/98     27.0000         100
      8/26/98     26.9375           0
      8/27/98     26.8750           0
      8/28/98     26.8750           0
      8/31/98     26.7500        2000
       9/1/98     26.8125           0
       9/2/98     26.7500           0
       9/3/98     26.3750        5100
       9/4/98     26.3438           0
       9/8/98     26.4375         800
       9/9/98     26.3125           0
      9/10/98     26.4375         100
      9/11/98     26.4375         100
      9/14/98     26.5000         300
      9/15/98     26.5000       10000
      9/16/98     26.4375         200
      9/17/98     26.5625         300
      9/18/98     26.5625        1900
      9/21/98     26.5625         100
      9/22/98     26.5625         200
      9/23/98     26.6250        5900
      9/24/98     26.5625         600
      9/25/98     26.3125        1700
      9/28/98     26.4375         800
      9/29/98     26.5000        2500
      9/30/98     26.3750         100
      10/1/98     26.1875        6900
      10/2/98     26.2500        8300
      10/5/98     26.2188           0
      10/6/98     26.0000        1100
      10/7/98     26.0000        1700   [Agreement with Apollo to issue convertible debentures publicly announced]
      10/8/98     25.8750         500
      10/9/98     25.8125        3500
     10/12/98     25.7500        1100
     10/13/98     25.9375         200
     10/14/98     25.8125        1400
     10/15/98     25.8125        1300
     10/16/98     25.9375        3300
     10/19/98     26.0000         300
     10/20/98     26.1250        8800
     10/21/98     26.2500       18800
     10/22/98     28.0000       34500
     10/23/98     28.6875       21300
     10/26/98     28.9375       12900
     10/27/98     29.0000       27600
     10/28/98     29.0000       12700
     10/29/98     29.1250       16300
     10/30/98     29.3750       19600
      11/2/98     29.7500       14500
      11/3/98     29.7500           0
      11/4/98     29.5625        1500
      11/5/98     29.6875        1500
      11/6/98     29.6875        3200
      11/9/98     29.6875        1100
     11/10/98     29.9375        6200
     11/11/98     30.1250        1400
     11/12/98     30.2500        5000
     11/13/98     30.5625       10300   [Announces EPS profit of $0.10 for 3Q98]
     11/16/98     30.2500        5800
     11/17/98     30.3750        2900
     11/18/98     30.2500        1200
     11/19/98     30.3125        2200
     11/20/98     30.1875        8000
     11/23/98     30.0625        2000
     11/24/98     29.7500        3700
     11/25/98     29.6875         600
     11/27/98     29.6875           0
     11/30/98     29.6250           0
      12/1/98     29.8125        3300
      12/2/98     29.8125         200
      12/3/98     30.0000        7200
      12/4/98     30.0938           0
      12/7/98     30.5000        2600
      12/8/98     30.1875         400
      12/9/98     30.2500        5300
     12/10/98     30.3750        1600
     12/11/98     30.1250        4700
     12/14/98     29.8750        1100
     12/15/98     29.3750        1300
     12/16/98     29.3125         100
     12/17/98     29.2500        2300
     12/18/98     29.0000        2800
     12/21/98     29.0313           0
     12/22/98     29.0000           0
     12/23/98     29.0000           0
     12/24/98     28.7500        1100
     12/28/98     28.7500        4200
     12/29/98     28.8750           0
     12/30/98     28.7500        2200
     12/31/98     29.0000        5500
       1/4/99     29.0000         800
       1/5/99     29.0000       16100
       1/6/99     28.6250         800
       1/7/99     28.3750        1000
       1/8/99     28.3750           0
      1/11/99     28.3125        4200
      1/12/99     28.2500           0
      1/13/99     28.3125         600
      1/14/99     28.3125         800
      1/15/99     28.2500        4600
      1/19/99     28.3125        2100
      1/20/99     28.3125           0
      1/21/99     26.7500       13700
      1/22/99     26.9375        5900
      1/25/99     27.0000       12100
      1/26/99     26.9375         500
      1/27/99     26.9375        2100
      1/28/99     26.9375         100
      1/29/99     26.8125        2700
       2/1/99     26.8750         900
       2/2/99     26.8750        1100
       2/3/99     26.7500         600
       2/4/99     26.0000        2200
       2/5/99     26.0000         400
       2/8/99     25.8125         500
       2/9/99     25.5625        2500
      2/10/99     25.3125        1800
      2/11/99     25.2500        2000
      2/12/99     25.0625        5100
      2/16/99     25.0625         100
      2/17/99     25.0625         400
      2/18/99     25.0625           0
      2/19/99     25.0625         100
      2/22/99     25.0000        2400
      2/23/99     25.0000         200
      2/24/99     25.0625        5800
      2/25/99     24.8750        2500
      2/26/99     24.8125        2000
       3/1/99     24.9375        1000
       3/2/99     24.9375        1000   [Two new members elected to Board of Directors: Makoto Obara and James Lewis]
       3/3/99     24.8125           0
       3/4/99     24.9375        1500
       3/5/99     24.8125           0   [Announces EPS profit of $0.22 for FY 1998]
       3/8/99     24.6875        2700
       3/9/99     24.6875        2700
      3/10/99     24.6250        2400
      3/11/99     25.0000       13200   [Issues convertible debentures to Apollo ($100Mm) and to Benesse ($55Mm)]
      3/12/99     24.6250       11900
      3/15/99     24.5000       14500
      3/16/99     23.8750       21300
      3/17/99     23.7813           0
      3/18/99     22.8750        7800
      3/19/99     22.8750         500
      3/22/99     22.8125        1400
      3/23/99     22.5625        1600
      3/24/99     22.5000         100
      3/25/99     22.5000         800
      3/26/99     22.5625         600
      3/29/99     22.5625        9000
      3/30/99     22.6875         100
      3/31/99     22.6250         200
       4/1/99     22.6250         100
       4/5/99     22.9375        1100
       4/6/99     22.5000        2200
       4/7/99     22.3438           0
       4/8/99     22.4375         200
       4/9/99     22.3125        6100
      4/12/99     22.3125        2200
      4/13/99     22.4375        4500
      4/14/99     22.5625        6000
      4/15/99     22.6250         600
      4/16/99     22.6250         100
      4/19/99     22.6250         100
      4/20/99     22.5625        1600
      4/21/99     22.6250        2000
      4/22/99     22.5625           0
      4/23/99     22.6250           0
      4/26/99     22.5000         100
      4/27/99     22.5000         600
      4/28/99     22.3750           0
      4/29/99     22.4375        2800
      4/30/99     22.4375        1300
       5/3/99     22.4375         400
       5/4/99     22.3750        1100
       5/5/99     22.5625         500
       5/6/99     22.6875        9500
       5/7/99     22.4375        4500
      5/10/99     22.4375        1000
      5/11/99     22.5625         900
      5/12/99     22.5000           0
      5/13/99     22.4375        1000
      5/14/99     22.4375        1000   [Announces EPS loss of $0.28 for 1Q99]
      5/17/99     22.5625         100
      5/18/99     22.3750           0
      5/19/99     22.6250           0
      5/20/99     22.3125        1000
      5/21/99     22.4375        1200
      5/24/99     22.3125           0
      5/25/99     22.3438           0
      5/26/99     22.6250        1000
      5/27/99     21.6250        3800
      5/28/99     21.3125        2500
       6/1/99     21.4375        1800
       6/2/99     21.4375         700
       6/3/99     21.3125         600
       6/4/99     21.4375         500
       6/7/99     21.4375         100
       6/8/99     20.4375       25800
       6/9/99     20.3125           0
      6/10/99     20.5000         400
      6/11/99     20.3438           0
      6/14/99     20.0000        2200
      6/15/99     19.9375        3400
      6/16/99     19.6250        2500
      6/17/99     19.4375        1500
      6/18/99     18.6250       13500
      6/21/99     18.7500        6700
      6/22/99     18.7500        3500   [Acquires subsidiaries of international based Language Management International]
      6/23/99     18.8125        1400
      6/24/99     18.6875        2200
      6/25/99     18.5625         400
      6/28/99     17.8125        3800
      6/29/99     18.1250        3100
      6/30/99     18.3750       11100
       7/1/99     18.4375        1100
       7/2/99     18.4375        2500
       7/6/99     18.2500        5000
       7/7/99     18.2500        2400
       7/8/99     18.1875         800
       7/9/99     18.2500         600
      7/12/99     18.3125        3100
      7/13/99     18.3750         900
      7/14/99     18.2188           0
      7/15/99     18.3125         900
      7/16/99     18.2500           0
      7/19/99     18.5000        4900
      7/20/99     18.5313           0
      7/21/99     18.5625         200
      7/22/99     18.5000        1000
      7/23/99     18.4375           0
      7/26/99     18.2500         800
      7/27/99     18.3750         200
      7/28/99     18.5000           0
      7/29/99     18.3125        1800
      7/30/99     18.3125         500
       8/2/99     18.4375           0
       8/3/99     18.3125         500
       8/4/99     18.0938           0
       8/5/99     18.4375         200
       8/6/99     18.3125           0
       8/9/99     18.4375         200
      8/10/99     18.3438           0
      8/11/99     18.5000         900
      8/12/99     18.3750         900
      8/13/99     18.3750         200   [Announces EPS loss of $0.03 for 2Q99]
      8/16/99     18.3750        3500
      8/17/99     18.6875        5200
      8/18/99     18.6875        2400
      8/19/99     18.5938           0
      8/20/99     18.6875         200
      8/23/99     18.8125           0
      8/24/99     18.6250         200
      8/25/99     18.4375           0
      8/26/99     18.3750        2400
      8/27/99     18.4375           0
      8/30/99     18.3125         700
      8/31/99     18.2500        1500
       9/1/99     18.3750       10700
       9/2/99     18.4375        7500
       9/3/99     18.5625        1600
       9/7/99     18.6875         500
       9/8/99     18.8750       12300
       9/9/99     19.1250        2000
      9/10/99     19.2500       10000
      9/13/99     19.8750        2700
      9/14/99     19.9375        1000
      9/15/99     19.9063           0
      9/16/99     19.5000        2400
      9/17/99     19.5000         700
      9/20/99     20.0000        2600   [Acquires Brazilian Astratec Traducoes Tecnicas, Ltd.]
      9/21/99     20.2500         800
      9/22/99     20.3750        1300
      9/23/99     20.5000           0
      9/24/99     20.3750         100
      9/27/99     20.4375        1500
      9/28/99     20.9375        2800
      9/29/99     21.0625           0
      9/30/99     21.0625        1800
      10/1/99     21.1563           0
      10/4/99     21.1563           0
      10/5/99     21.1250         400
      10/6/99     20.5000        2000
      10/7/99     20.1875       24000
      10/8/99     20.0000        1700
     10/11/99     20.0000           0
     10/12/99     19.9375           0
     10/13/99     19.9375        1700
     10/14/99     20.0000         200
     10/15/99     20.0000         100
     10/18/99     20.0625        1400
     10/19/99     20.1250         200
     10/20/99     20.0000        1500
     10/21/99     20.0000         100
     10/22/99     20.1250         100
     10/25/99     20.1875         600
     10/26/99     20.1875         500
     10/27/99     19.9375        3300
     10/28/99     20.0000        2000
     10/29/99     20.0000         900
      11/1/99     19.9375        1100
      11/2/99     19.8750           0
      11/3/99     19.8750        1200
      11/4/99     19.8750        1000
      11/5/99     19.8750        1000
      11/8/99     20.1250         900
      11/9/99     20.1875         500
     11/10/99     20.1875         800
     11/11/99     20.0000         500
     11/12/99     20.0000         500   [Announces EPS loss of $0.10 for 3Q99]
     11/15/99     20.0000         100
     11/16/99     20.0000         200
     11/17/99     19.7500         500
     11/18/99     19.8125        2100
     11/19/99     19.8750         100
     11/22/99     19.8125         600
     11/23/99     19.5000        3200
     11/24/99     19.5000         100
     11/26/99     19.6250           0
     11/29/99     19.5000        5700
     11/30/99     19.6250         600
      12/1/99     19.5000        1000
      12/2/99     19.4375           0
      12/3/99     19.5625         100
      12/6/99     19.0000        3400
      12/7/99     18.9375        3300
      12/8/99     18.3125        4600
      12/9/99     18.3125        1100
     12/10/99     18.3125         100
     12/13/99     18.3750         100
     12/14/99     18.3750         100
     12/15/99     18.2500        3600
     12/16/99     17.7500        2000
     12/17/99     17.2500        2700
     12/20/99     17.0625       53800
     12/21/99     17.2500        2400
     12/22/99     17.2500        2600
     12/23/99     17.3750        1000
     12/27/99     17.3750        1200
     12/28/99     17.3750        1000
     12/29/99     17.0000        3900
     12/30/99     17.0000        1700
     12/31/99     17.1875        3900
       1/3/00     17.1875        3100
       1/4/00     17.1875        1400
       1/5/00     17.1875         300
       1/6/00     17.4375         600
       1/7/00     17.4375        1300
      1/10/00     17.6250        1500
      1/11/00     17.5625           0
      1/12/00     17.6875        6900
      1/13/00     17.8125        3200
      1/14/00     17.9375         500
      1/18/00     18.0625        1900
      1/19/00     18.0625        6000
      1/20/00     18.1875       12000
      1/21/00     18.1250       35700
      1/24/00     18.3750        2400
      1/25/00     18.2500        5700
      1/26/00     18.3750         300
      1/27/00     18.5000         500
      1/28/00     18.3750         600
      1/31/00     18.2500        1000
       2/1/00     18.0313           0
       2/2/00     18.2500         100
       2/3/00     18.0000       21800
       2/4/00     17.7500        1100
       2/7/00     17.5625        8700
       2/8/00     16.6250       19400
       2/9/00     16.6250           0
      2/10/00     16.2500        2300
      2/11/00     15.9375        1700
      2/14/00     15.6875         700
      2/15/00     15.6875         100
      2/16/00     15.4375        1900
      2/17/00     15.4375         100
      2/18/00     15.3750        1100
      2/22/00     15.3750         300
      2/23/00     15.3750         100
      2/24/00     15.5625           0
      2/25/00     15.3750        1200
      2/28/00     15.5000           0
      2/29/00     15.3750         400
       3/1/00     16.0000        1400
       3/2/00     16.0000         700
       3/3/00     16.2500         500
       3/6/00     15.8125        2200
       3/7/00     15.8750         200
       3/8/00     15.4375        2500
       3/9/00     15.0000           0
      3/10/00     15.4375         600
      3/13/00     15.4375         100
      3/14/00     15.6875         400
      3/15/00     15.8750        2500
      3/16/00     15.8750         200
      3/17/00     15.8125        1500
      3/20/00     15.8125         100
      3/21/00     15.8125         300
      3/22/00     15.8125         300
      3/23/00     15.8125         100
      3/24/00     15.9375           0
      3/27/00     16.0000         300
      3/28/00     16.0000         300
      3/29/00     15.2500        3800
      3/30/00     13.9375        9600
      3/31/00     11.4375       36600
       4/3/00     12.3750        8100
       4/4/00     12.5000        2300
       4/5/00     12.1250        2700
       4/6/00     12.4375       10000
       4/7/00     13.0000        5700
      4/10/00     13.0000        4600
      4/11/00     13.1250        1600
      4/12/00     13.0625         600
      4/13/00     12.8125        1300
      4/14/00     12.8750         100
      4/17/00     12.8750         400
      4/18/00     13.0000         400
      4/19/00     13.0625         100
      4/20/00     13.0625         800
      4/24/00     13.0000         800
      4/25/00     13.0000         500
      4/26/00     12.8125        1100
      4/27/00     12.8750         700
      4/28/00     13.0625        1000
       5/1/00     13.1250         500
       5/2/00     11.5000      420300
       5/3/00     11.1250        2500
       5/4/00     10.8750        3000
       5/5/00     11.0000       10400
       5/8/00     11.5000       14600
       5/9/00     11.9375        6800
      5/10/00     11.1250        2000
      5/11/00     11.0000       33800
      5/12/00     11.0000        8000
      5/15/00     11.0000        5600
      5/16/00     11.0000        9200
      5/17/00     11.2500        2800
      5/18/00     10.5000       12200
      5/19/00     10.6250        9100
      5/22/00     10.6875         600
      5/23/00     10.5000        2600
      5/24/00     10.7500        1500
      5/25/00     11.0000        1500
      5/26/00     11.0000         200
      5/30/00     11.1250        5100
      5/31/00     11.1250        1400
       6/1/00     11.2500        1000
       6/2/00     11.2500         200
       6/5/00     11.1875         600
       6/6/00     11.1875         100
       6/7/00     10.9375         500
       6/8/00     10.9375         700
       6/9/00     10.9688           0
      6/12/00     10.6875        8300
      6/13/00     10.4375        1100
      6/14/00     10.1563           0
      6/15/00     10.1875         700
      6/16/00     10.0000        2600
      6/19/00     10.1875        2200
      6/20/00     10.2500        2300
      6/21/00     10.2500         200
      6/22/00     10.2500        1500
      6/23/00      9.7500        2200
      6/26/00      9.3750        2100
      6/27/00      9.1250        3300
      6/28/00      9.0000        6000
      6/29/00      8.9375        7300
      6/30/00      9.0000       44000
       7/3/00      9.0000        2500
       7/5/00      9.0625        3300
       7/6/00      8.9375         900
       7/7/00      9.0625        5100
      7/10/00      9.0625         400
      7/11/00      8.9375         400
      7/12/00      8.4375        2500
      7/13/00      8.0000       24600
      7/14/00      8.0625        2500
      7/17/00      8.1875        3800
      7/18/00      8.5000       25700
      7/19/00      9.9375       46900
      7/20/00      9.8750       13300
      7/21/00     10.1875       13600
      7/24/00     10.3750        2200
      7/25/00     10.5000           0
      7/26/00     10.5000           0
      7/27/00     10.5000           0
      7/28/00     10.5000           0
      7/31/00     10.3750         800
       8/1/00     10.5000           0
       8/2/00     10.3750        2100
       8/3/00     10.3750         500
       8/4/00     10.3750           0
       8/7/00     10.7500        2000
       8/8/00     10.5625        2000
       8/9/00     10.5625         500
      8/10/00     10.2500        1500
      8/11/00     10.5000        2000
      8/14/00     10.3750           0
      8/15/00     10.2500           0
      8/16/00     10.5000         800
      8/17/00     10.5625         200
      8/18/00     10.5313           0
      8/21/00     10.5000         900
      8/22/00     10.3750         800
      8/23/00     10.4063           0
      8/24/00     10.2813           0
      8/25/00     10.3750         500
      8/28/00     10.3438           0
      8/29/00     10.3750         300
      8/30/00     10.3125         500
      8/31/00     10.1250         900
       9/1/00     10.1875         100
       9/5/00      9.9375        1300
       9/6/00      9.9375           0
       9/7/00     10.0000        1800
       9/8/00      9.9375         100
      9/11/00      9.9375        1100
      9/12/00      9.6875        2000
      9/13/00      9.1875        1600
      9/14/00      8.9375        3600
      9/15/00      8.9375         700
      9/18/00      8.9375         100
      9/19/00      8.5000        5600
      9/20/00      8.5000        1400
      9/21/00      8.5000        1500
      9/22/00      8.1250        2800
      9/25/00      8.0000        6000
      9/26/00      8.0000         200
      9/27/00      8.0000         500
      9/28/00      8.5000        7500
      9/29/00      8.5000        1100
      10/2/00      8.6250           0
      10/3/00      8.5000         100
      10/4/00      7.8125        4000
      10/5/00      8.0000        2400
      10/6/00      8.1250           0
      10/9/00      8.1250           0
     10/10/00      8.0625       13900
     10/11/00      8.3125        3300
     10/12/00      8.4375           0
     10/13/00      8.3125        1200
     10/16/00      8.3125         400
     10/17/00      8.3125         500
     10/18/00      8.3125         200
     10/19/00      8.0625        5000
     10/20/00      8.2188           0
     10/23/00      8.0625           0
     10/24/00      8.0625         100
     10/25/00      8.1250        2000
     10/26/00      8.1250         500
     10/27/00      7.9375        1100
     10/30/00      7.9375        1400
     10/31/00      7.9375        2100
      11/1/00      7.3750        1700
      11/2/00      7.3750        2000
      11/3/00      7.2500        7200
      11/6/00      7.2500        6900
      11/7/00      6.5000        7300
      11/8/00      6.5625         400
      11/9/00      6.5625        1600
     11/10/00      6.0000        2400
     11/13/00      5.8750        7000
     11/14/00      6.4375       12700
     11/15/00      6.4375        7800
     11/16/00      6.6875        3600
     11/17/00      6.6250       32300
     11/20/00      6.6250         100
     11/21/00      6.6875        2100
     11/22/00      6.7500        3300
     11/24/00      6.7500        6600
     11/27/00      7.1250        9400
     11/28/00      7.2500         700
     11/29/00      7.5000         700
     11/30/00      7.6250        1000
      12/1/00      7.7500         400
      12/4/00      7.8125         200
      12/5/00      7.8750           0
      12/6/00      7.8125         800
      12/7/00      7.9375         900
      12/8/00      7.8750           0
     12/11/00      7.9375           0
     12/12/00      8.0625         900
     12/13/00      7.9063           0
     12/14/00      8.1250        5700
     12/15/00      8.2500           0
     12/18/00      8.1250        1100
     12/19/00      8.0625        1100
     12/20/00      8.0938           0
     12/21/00      7.9063           0
     12/22/00      8.1250       10300
     12/26/00      7.9375        2400
     12/27/00      8.0000        1000
     12/28/00      8.0000        9400
     12/29/00      8.0625        4200
       1/2/01     12.5000       55100
       1/3/01     12.5000       23000
       1/4/01     12.8750        7200
       1/5/01     12.8125           0
       1/8/01     12.8750       17700
       1/9/01     13.0000        6500
      1/10/01     13.0000        5700
      1/11/01     13.0625        2000
      1/12/01     13.0625         800
      1/16/01     13.0625        2100
      1/17/01     13.2500        3500
      1/18/01     13.1250       10800
      1/19/01     13.1250        3000
      1/22/01     13.1250         100
      1/23/01     13.1250           0
      1/24/01     13.1875           0
      1/25/01     12.5000       18700
      1/26/01     12.6250        1100
      1/29/01     12.7450           0
      1/30/01     12.7200         800
      1/31/01     12.7500         300
       2/1/01     12.8500           0
       2/2/01     12.8300           0
       2/5/01     12.7250           0
       2/6/01     12.8400        5700
       2/7/01     12.7000        3000
       2/8/01     12.6600         500
       2/9/01     12.5500       14600
      2/12/01     12.5500         200
      2/13/01     13.0000        5500
      2/14/01     13.0000        1200
      2/15/01     12.9900        3500
      2/16/01     13.0000         100
      2/20/01     13.0000         600
      2/21/01     13.0000         100
      2/22/01     13.0000        1000
      2/23/01     12.8000        3100
      2/26/01     13.0000        3000
      2/27/01     13.2500        2000
      2/28/01     13.2400         200
       3/1/01     13.2450           0
       3/2/01     13.2350           0
       3/5/01     13.2400         200
       3/6/01     13.2500         100
       3/7/01     13.2500        2000
       3/8/01     13.3000         200
       3/9/01     13.3000         100
      3/12/01     13.3050           0
      3/13/01     13.3000         100
      3/14/01     13.3050           0
      3/15/01     13.3000         100
      3/16/01     13.3050           0
      3/19/01     13.2700         200
      3/20/01     13.2700         100
      3/21/01     13.2600         100
      3/22/01     13.2050           0
      3/23/01     13.2500       12800
      3/26/01     13.2600        5000
      3/27/01     13.2500         300
      3/28/01     13.1200         900


-----------------------------------------------
TRADING PRICE ANALYSIS
-----------------------------------------------
------------------------- ---------------------
Latest (3/28/01)                       $13.12
------------------------- ---------------------
------------------------- ---------------------
High (11/18/98)                         30.63
------------------------- ---------------------
------------------------- ---------------------
Low (11/13/00)                           5.88
------------------------- ---------------------
------------------------- ---------------------
Average                                 19.51
------------------------- ---------------------


----------------------------------------------
TRADING VOLUME ANALYSIS
----------------------------------------------
------------------------ ---------------------
Latest (3/28/01)                          900
------------------------ ---------------------
------------------------ ---------------------
High (05/02/00)                       420,300
------------------------ ---------------------
------------------------ ---------------------
Low                                         0
------------------------ ---------------------
------------------------ ---------------------
Average                                 3,317
------------------------ ---------------------


Source: FactSet Research Systems as of March 28, 2001.




                                             Banc of America Securities    28

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Relative Historical Stock Performance - One Year Ending 12/27/00




    Date               AMBASSADOR            S&P Midcap 400 Index       GlobalNET Peer Index       Language Services Peer Index
    12/27/99            100.000                    100.000                    100.000                             100.000
    12/28/99            100.000                    100.590                    102.748                              97.738
    12/29/99             97.842                    101.859                    105.890                              98.535
    12/30/99             97.842                    101.748                    107.137                             100.252
    12/31/99             98.921                    102.428                    109.843                             101.167
    01/03/00             98.921                    100.921                    109.754                              99.395
    01/04/00             98.921                     97.330                    105.585                              95.688
    01/05/00             98.921                     98.213                    106.874                              95.671
    01/06/00            100.360                     97.770                    110.295                              93.729
    01/07/00            100.360                    100.601                    111.829                              93.656
    01/10/00            101.439                    103.213                    112.662                              98.538
    01/11/00            101.079                    100.640                    111.465                             100.353
    01/12/00            101.799                     99.664                    112.988                              99.491
    01/13/00            102.518                    102.163                    114.612                             101.107
    01/14/00            103.237                    103.303                    116.151                             103.188
    01/17/00            103.237                    103.303                    116.151                             103.188
    01/18/00            103.957                    103.642                    117.931                             105.150
    01/19/00            103.957                    104.112                    117.470                             107.905
    01/20/00            104.676                    104.153                    119.880                             109.918
    01/21/00            104.317                    104.317                    117.221                             107.569
    01/24/00            105.755                    101.688                    114.065                             107.592
    01/25/00            105.036                    101.928                    114.904                             107.260
    01/26/00            105.755                    101.769                    118.577                             110.824
    01/27/00            106.475                    101.200                    117.329                             108.727
    01/28/00            105.755                     99.092                    114.697                             104.853
    01/31/00            105.036                     99.461                    113.988                             103.284
    02/01/00            103.777                    100.806                    114.388                             103.719
    02/02/00            105.036                    101.585                    118.327                             103.399
    02/03/00            103.597                    102.976                    117.432                             105.242
    02/04/00            102.158                    102.541                    119.741                             106.545
    02/07/00            101.079                    102.974                    121.327                             105.149
    02/08/00             95.683                    104.266                    123.302                             105.568
    02/09/00             95.683                    102.352                    122.812                             106.776
    02/10/00             93.525                    103.755                    124.773                             106.680
    02/11/00             91.727                    102.133                    123.873                             108.546
    02/14/00             90.288                    102.154                    125.138                             109.740
    02/15/00             90.288                    102.439                    123.442                             112.164
    02/16/00             88.849                    102.596                    123.516                             107.201
    02/17/00             88.849                    103.874                    124.653                             101.530
    02/18/00             88.489                    101.140                    122.052                             100.039
    02/21/00             88.489                    101.140                    122.052                             100.039
    02/22/00             88.489                    100.811                    120.202                              98.369
    02/23/00             88.489                    102.700                    121.094                              97.044
    02/24/00             89.568                    103.734                    118.637                              99.451
    02/25/00             88.489                    102.955                    116.680                              98.762
    02/28/00             89.209                    103.324                    114.496                              97.825
    02/29/00             88.489                    106.300                    118.624                              96.811
    03/01/00             92.086                    107.965                    118.499                             102.286
    03/02/00             92.086                    107.284                    117.433                             101.998
    03/03/00             93.525                    110.377                    116.467                             104.887
    03/06/00             91.007                    110.326                    117.679                             103.091
    03/07/00             91.367                    109.783                    115.936                             101.525
    03/08/00             88.849                    108.972                    114.961                             100.675
    03/09/00             86.331                    111.100                    118.448                             103.989
    03/10/00             88.849                    111.480                    120.272                             103.953
    03/13/00             88.849                    108.408                    119.635                             105.097
    03/14/00             90.288                    105.623                    119.116                             104.310
    03/15/00             91.367                    105.526                    116.108                             103.422
    03/16/00             91.367                    112.017                    115.928                             103.713
    03/17/00             91.007                    112.176                    116.429                             104.907
    03/20/00             91.007                    109.359                    113.310                             104.678
    03/21/00             91.007                    111.167                    113.264                             104.779
    03/22/00             91.007                    113.867                    115.125                             109.415
    03/23/00             91.007                    114.431                    113.715                             112.591
    03/24/00             91.727                    114.747                    113.150                             113.078
    03/27/00             92.086                    114.378                    113.108                             113.812
    03/28/00             92.086                    112.798                    111.236                             115.255
    03/29/00             87.770                    110.649                    108.663                             115.125
    03/30/00             80.216                    110.278                    106.023                             112.386
    03/31/00             65.827                    115.101                    110.228                             113.999
    04/03/00             71.223                    110.670                    107.554                             113.257
    04/04/00             71.942                    108.698                    103.831                             109.637
    04/05/00             69.784                    109.601                    100.445                             109.945
    04/06/00             71.583                    111.734                    104.242                             115.620
    04/07/00             74.820                    113.282                    106.043                             115.925
    04/10/00             74.820                    109.534                    105.469                             112.544
    04/11/00             75.540                    109.423                    102.210                             112.445
    04/12/00             75.180                    107.401                     96.283                             110.854
    04/13/00             73.741                    106.818                     92.877                             109.140
    04/14/00             74.101                     99.265                     86.271                             101.048
    04/17/00             74.101                    102.886                     86.147                              96.934
    04/18/00             74.820                    106.579                     90.643                             101.288
    04/19/00             75.180                    106.203                     94.002                             105.035
    04/20/00             75.180                    106.155                     98.410                             105.943
    04/21/00             75.180                    106.155                     98.410                             105.943
    04/24/00             74.820                    104.770                     97.767                             105.471
    04/25/00             74.820                    109.011                    101.547                             109.863
    04/26/00             73.741                    108.200                    102.691                             110.481
    04/27/00             74.101                    109.589                    104.227                             110.502
    04/28/00             75.180                    110.992                    104.996                             112.814
    05/01/00             75.540                    112.510                    107.424                             115.732
    05/02/00             66.187                    109.605                    102.155                             112.559
    05/03/00             64.029                    107.286                     99.884                             111.988
    05/04/00             62.590                    110.548                    101.792                             111.620
    05/05/00             63.309                    111.835                    102.695                             112.328
    05/08/00             66.187                    110.983                    101.318                             112.032
    05/09/00             68.705                    110.200                     99.558                             108.904
    05/10/00             64.029                    107.000                     98.137                             104.650
    05/11/00             63.309                    109.470                     99.191                             103.005
    05/12/00             63.309                    110.052                    100.871                             104.802
    05/15/00             63.309                    111.209                    100.125                             104.455
    05/16/00             63.309                    112.690                    101.379                             105.648
    05/17/00             64.748                    111.745                    100.589                             104.744
    05/18/00             60.432                    110.428                    101.107                             103.080
    05/19/00             61.151                    108.175                    100.236                             102.169
    05/22/00             61.511                    106.682                     95.260                              99.079
    05/23/00             60.432                    104.890                     92.616                              94.699
    05/24/00             61.871                    106.302                     92.525                              97.146
    05/25/00             63.309                    105.501                     92.470                              97.647
    05/26/00             63.309                    105.508                     93.963                              95.259
    05/29/00             63.309                    105.508                     93.963                              95.259
    05/30/00             64.029                    109.306                     93.679                              96.873
    05/31/00             64.029                    109.453                     94.326                              98.609
    06/01/00             64.748                    112.782                     94.857                              98.159
    06/02/00             64.748                    115.684                     99.057                             104.140
    06/05/00             64.388                    114.378                     99.381                             103.667
    06/06/00             64.388                    113.812                     97.186                             107.284
    06/07/00             62.950                    114.203                    100.449                             109.769
    06/08/00             62.950                    113.150                     97.623                             109.778
    06/09/00             63.130                    114.083                     97.192                             109.094
    06/12/00             61.511                    112.199                     97.043                             107.657
    06/13/00             60.072                    113.372                     97.233                             109.136
    06/14/00             58.453                    112.796                     96.907                             109.481
    06/15/00             58.633                    114.205                     96.603                             111.506
    06/16/00             57.554                    114.392                     95.498                             111.879
    06/19/00             58.633                    115.869                     94.849                             110.823
    06/20/00             58.993                    116.461                     96.871                             110.780
    06/21/00             58.993                    116.064                     96.368                             110.119
    06/22/00             58.993                    113.510                     90.357                             108.044
    06/23/00             56.115                    112.598                     92.743                             106.562
    06/26/00             53.957                    113.072                     94.731                             107.961
    06/27/00             52.518                    111.550                     94.666                             107.277
    06/28/00             51.799                    113.187                     98.114                             109.465
    06/29/00             51.439                    113.270                     96.581                             115.155
    06/30/00             51.799                    110.974                     99.592                             119.439
    07/03/00             51.799                    113.203                     98.950                             119.494
    07/04/00             51.799                    113.203                     98.950                             119.494
    07/05/00             52.158                    111.591                     97.086                             121.042
    07/06/00             51.439                    113.236                     97.622                             119.985
    07/07/00             52.158                    114.576                     99.176                             119.932
    07/10/00             52.158                    116.002                     99.483                             119.537
    07/11/00             51.439                    116.723                     98.842                             117.053
    07/12/00             48.561                    118.377                     97.682                             115.232
    07/13/00             46.043                    118.623                    101.491                             113.857
    07/14/00             46.403                    119.174                    100.107                             116.368
    07/17/00             47.122                    119.372                     99.498                             116.637
    07/18/00             48.921                    117.845                     97.083                             117.724
    07/19/00             57.194                    116.539                     95.120                             116.248
    07/20/00             56.835                    117.801                     96.463                             119.164
    07/21/00             58.633                    116.147                     94.546                             116.184
    07/24/00             59.712                    114.894                     94.342                             114.166
    07/25/00             60.432                    114.671                     92.706                             113.795
    07/26/00             60.432                    114.346                     88.653                             115.380
    07/27/00             60.432                    112.561                     85.771                             113.803
    07/28/00             60.432                    111.199                     84.051                             111.484
    07/31/00             59.712                    112.632                     89.099                             113.561
    08/01/00             60.432                    113.305                     87.323                             114.949
    08/02/00             59.712                    114.265                     88.316                             118.628
    08/03/00             59.712                    115.283                     90.099                             121.732
    08/04/00             59.712                    116.378                     87.219                             124.307
    08/07/00             61.871                    117.942                     87.847                             127.430
    08/08/00             60.791                    117.810                     87.637                             124.625
    08/09/00             60.791                    116.986                     87.404                             123.473
    08/10/00             58.993                    116.219                     87.271                             122.655
    08/11/00             60.432                    118.098                     89.111                             125.436
    08/14/00             59.712                    119.545                     91.328                             125.114
    08/15/00             58.993                    118.368                     89.174                             124.187
    08/16/00             60.432                    119.116                     90.031                             126.500
    08/17/00             60.791                    120.574                     90.403                             123.753
    08/18/00             60.612                    120.542                     91.068                             126.431
    08/21/00             60.432                    120.676                     90.219                             127.102
    08/22/00             59.712                    120.604                     90.616                             124.299
    08/23/00             59.892                    121.143                     88.653                             128.826
    08/24/00             59.173                    121.991                     86.209                             129.295
    08/25/00             59.712                    122.380                     86.400                             131.731
    08/28/00             59.532                    122.668                     87.398                             126.969
    08/29/00             59.712                    123.076                     85.022                             128.488
    08/30/00             59.353                    123.419                     85.184                             132.636
    08/31/00             58.273                    125.055                     87.438                             135.868
    09/01/00             58.633                    126.368                     86.262                             138.847
    09/04/00             58.633                    126.368                     86.262                             138.847
    09/05/00             57.194                    124.797                     86.238                             143.949
    09/06/00             57.194                    124.527                     85.500                             143.746
    09/07/00             57.554                    126.322                     84.715                             143.643
    09/08/00             57.194                    125.308                     82.417                             144.540
    09/11/00             57.194                    125.508                     80.344                             141.899
    09/12/00             55.755                    124.963                     80.703                             142.108
    09/13/00             52.878                    124.394                     81.007                             141.551
    09/14/00             51.439                    125.631                     82.161                             143.885
    09/15/00             51.439                    124.656                     82.543                             140.851
    09/18/00             51.439                    121.063                     82.882                             138.529
    09/19/00             48.921                    122.369                     83.152                             140.815
    09/20/00             48.921                    122.426                     82.899                             141.045
    09/21/00             48.921                    120.888                     83.865                             141.794
    09/22/00             46.763                    121.378                     83.949                             139.457
    09/25/00             46.043                    122.014                     80.775                             140.232
    09/26/00             46.043                    121.339                     77.844                             137.678
    09/27/00             46.043                    121.862                     77.337                             126.946
    09/28/00             48.921                    124.928                     77.880                             126.266
    09/29/00             48.921                    124.113                     78.477                             126.845
    10/02/00             49.640                    122.383                     76.177                             126.875
    10/03/00             48.921                    120.427                     71.314                             125.596
    10/04/00             44.964                    120.604                     73.175                             123.908
    10/05/00             46.043                    120.393                     73.472                             125.892
    10/06/00             46.763                    118.149                     73.176                             122.230
    10/09/00             46.763                    118.177                     71.081                             120.349
    10/10/00             46.403                    115.855                     70.372                             117.505
    10/11/00             47.842                    114.328                     66.986                             115.604
    10/12/00             48.561                    111.711                     65.630                             113.415
    10/13/00             47.842                    115.463                     66.880                             116.453
    10/16/00             47.842                    115.873                     66.739                             117.546
    10/17/00             47.842                    113.627                     64.826                             115.879
    10/18/00             47.842                    113.289                     64.237                             110.634
    10/19/00             46.403                    117.039                     66.952                             108.969
    10/20/00             47.302                    118.729                     69.201                             108.473
    10/23/00             46.403                    118.808                     68.817                             110.911
    10/24/00             46.403                    117.414                     69.675                             109.438
    10/25/00             46.763                    114.019                     69.451                             106.751
    10/26/00             46.763                    115.369                     70.396                             107.768
    10/27/00             45.683                    116.050                     73.200                             109.942
    10/30/00             45.683                    116.896                     74.012                             114.791
    10/31/00             45.683                    119.819                     76.448                             118.137
    11/01/00             42.446                    119.925                     75.638                             117.788
    11/02/00             42.446                    122.092                     79.446                             119.819
    11/03/00             41.727                    121.858                     78.090                             121.183
    11/06/00             41.727                    122.053                     80.142                             121.693
    11/07/00             37.410                    121.655                     80.766                             120.828
    11/08/00             37.770                    120.344                     80.013                             122.794
    11/09/00             37.770                    118.564                     77.138                             119.503
    11/10/00             34.532                    115.640                     76.457                             117.080
    11/13/00             33.813                    113.657                     75.527                             117.903
    11/14/00             37.050                    115.896                     78.420                             120.173
    11/15/00             37.050                    118.262                     77.948                             121.461
    11/16/00             38.489                    116.023                     76.462                             119.938
    11/17/00             38.130                    116.133                     76.907                             117.314
    11/20/00             38.130                    113.411                     74.395                             116.951
    11/21/00             38.489                    113.823                     75.021                             115.688
    11/22/00             38.849                    112.418                     72.224                             116.268
    11/23/00             38.849                    112.418                     72.224                             116.268
    11/24/00             38.849                    115.495                     74.641                             117.927
    11/27/00             41.007                    116.145                     76.022                             117.198
    11/28/00             41.727                    113.344                     73.537                             118.616
    11/29/00             43.165                    112.886                     69.712                             119.772
    11/30/00             43.885                    110.654                     68.235                             117.679
    12/01/00             44.604                    112.989                     69.157                             121.051
    12/04/00             44.964                    112.575                     68.302                             114.333
    12/05/00             45.324                    116.732                     69.492                             118.339
    12/06/00             44.964                    115.590                     66.370                             119.037
    12/07/00             45.683                    115.873                     65.335                             119.506
    12/08/00             45.324                    121.606                     66.636                             120.951
    12/11/00             45.683                    123.196                     68.489                             119.956
    12/12/00             46.403                    119.271                     67.684                             117.323
    12/13/00             45.504                    117.179                     68.879                             118.985
    12/14/00             46.763                    115.108                     67.109                             120.078
    12/15/00             47.482                    113.890                     64.733                             120.025
    12/18/00             46.763                    115.673                     63.600                             116.093
    12/19/00             46.403                    114.397                     61.622                             113.942
    12/20/00             46.583                    110.545                     58.350                             107.888
    12/21/00             45.504                    111.335                     59.314                             108.084
    12/22/00             46.763                    115.482                     59.601                             105.585
    12/25/00             46.763                    115.482                   59.60091                             105.585
    12/26/00             45.683                    116.380                   56.45078                             102.289
    12/27/00             46.043                    118.771                   58.67432                             107.216


                                One Year Change
AMBASSADOR                          (54.0%)
S&P Midcap 400 Index                  18.8
GlobalNET Peer Index (a)             (41.3)
Language Services Peer Index (b)       7.2




Source:  FactSet Research Systems as of December 27, 2000.

(a) GlobalNET Peer Index is an equal-weighted composite of Alpnet Inc., Butler Int'l, CDI Corp., Charles River Associates Inc., Comforce Corp., Hall Kinion & Associates Inc., kforce.com Inc., Lionbridge Technologies, On Assignment Inc., RCM Technologies Inc., and Watson Wyatt & Co. Holdings.

(b) Language Services Peer Index is an equal-weighted composite of Canterbury Info. Technology, ITT Educational Svcs. Inc., Learning Tree Intl. Inc., New Horizons Worldwide Inc., Provant Inc., Sylvan Learning Systems Inc., and Systems & Computer Tech Corp.




                                             Banc of America Securities    29

                                                                 CONFIDENTIAL



Overview of AMBASSADOR
Relative Historical Stock Performance - Three Years Ending 12/27/00



    Date              AMBASSADOR           S&P Midcap 400 Index       GlobalNET Peer Index          Language Services Peer Index
   12/25/98            100.000                    100.000                    100.000                             100.000
   12/28/98            100.000                    101.365                    100.725                             102.749
   12/29/98            100.435                    101.738                    102.179                             104.927
   12/30/98            100.000                    102.869                    102.132                             107.943
   12/31/98            100.870                    106.894                    110.481                             109.542
     1/1/99            100.870                    106.894                    110.481                             109.542
     1/4/99            100.870                    106.003                    106.072                             118.414
     1/5/99            100.870                    106.368                    108.761                             117.421
     1/6/99             99.565                    107.662                    107.937                             117.002
     1/7/99             98.696                    106.765                    106.972                             116.480
     1/8/99             98.696                    106.580                    107.507                             116.115
    1/11/99             98.478                    105.757                    107.838                             116.206
    1/12/99             98.261                    104.725                    108.661                             118.670
    1/13/99             98.478                    104.327                    106.871                             122.425
    1/14/99             98.478                    102.975                    106.485                             123.562
    1/15/99             98.261                    104.605                    108.403                             125.926
    1/18/99             98.261                    104.605                    108.403                             125.926
    1/19/99             98.478                    105.079                    108.847                             124.564
    1/20/99             98.478                    104.305                    109.357                             118.505
    1/21/99             93.043                    102.820                    108.419                             119.642
    1/22/99             93.696                    102.518                    109.013                             116.964
    1/25/99             93.913                    102.420                    108.373                             117.533
    1/26/99             93.696                    102.828                    108.923                             117.227
    1/27/99             93.696                    102.087                    118.067                             117.130
    1/28/99             93.696                    102.954                    115.634                             114.917
    1/29/99             93.261                    102.640                    117.204                             118.934
     2/1/99             93.478                    102.926                    115.655                             118.280
     2/2/99             93.478                    101.856                    113.712                             118.977
     2/3/99             93.043                    103.226                    112.602                             117.627
     2/4/99             90.435                    101.428                    110.956                             116.627
     2/5/99             90.435                    100.057                    112.197                             117.633
     2/8/99             89.783                    100.534                    109.242                             116.397
     2/9/99             88.913                     98.613                    108.469                             117.108
    2/10/99             88.043                     97.752                    108.705                             112.283
    2/11/99             87.826                    100.022                    109.839                             115.431
    2/12/99             87.174                     98.076                    109.624                             111.144
    2/15/99             87.174                     98.076                    109.624                             111.144
    2/16/99             87.174                     98.210                    107.637                             110.510
    2/17/99             87.174                     96.771                    106.860                             110.873
    2/18/99             87.174                     97.537                    105.844                             112.270
    2/19/99             87.174                     97.703                    106.311                             109.911
    2/22/99             86.957                     99.439                    107.394                             110.084
    2/23/99             86.957                     99.392                    106.191                             110.019
    2/24/99             87.174                     98.491                    106.676                             111.236
    2/25/99             86.522                     97.643                    106.803                             113.046
    2/26/99             86.304                     97.136                    106.382                             112.859
     3/1/99             86.739                     97.493                    105.166                             109.594
     3/2/99             86.739                     98.041                    106.212                             108.556
     3/3/99             86.304                     97.341                    103.354                             118.106
     3/4/99             86.739                     98.575                    102.240                             113.779
     3/5/99             86.304                     99.441                     97.650                             112.229
     3/8/99             85.870                    100.114                     95.778                             110.674
     3/9/99             85.870                     99.248                     93.667                             111.840
    3/10/99             85.652                     99.589                     93.767                             112.022
    3/11/99             86.957                     99.880                     92.412                             111.629
    3/12/99             85.652                     99.207                     89.838                             113.919
    3/15/99             85.217                     99.703                     86.525                             114.306
    3/16/99             83.043                     99.926                     84.648                             113.529
    3/17/99             82.717                    100.057                     85.357                             115.367
    3/18/99             79.565                    100.542                     84.767                             115.196
    3/19/99             79.565                     98.719                     82.236                             114.666
    3/22/99             79.348                     98.308                     80.609                             116.773
    3/23/99             78.478                     96.221                     78.427                             113.228
    3/24/99             78.261                     97.499                     81.744                             116.116
    3/25/99             78.261                     99.025                     82.784                             114.576
    3/26/99             78.478                     98.921                     82.742                             116.659
    3/29/99             78.478                    100.815                     82.053                             117.468
    3/30/99             78.913                     99.335                     81.253                             119.569
    3/31/99             78.696                     99.752                     83.895                             121.052
     4/1/99             78.696                     99.910                     83.129                             117.477
     4/2/99             78.696                     99.910                     83.129                             117.477
     4/5/99             79.783                    100.785                     83.563                             119.150
     4/6/99             78.261                    100.052                     81.405                             115.383
     4/7/99             77.717                     98.760                     82.313                             111.593
     4/8/99             78.043                    100.161                     80.571                             114.833
     4/9/99             77.609                    100.531                     81.775                             115.987
    4/12/99             77.609                    100.896                     84.232                             117.420
    4/13/99             78.043                    101.338                     83.984                             118.729
    4/14/99             78.478                    101.986                     84.769                             122.067
    4/15/99             78.696                    102.902                     86.893                             120.457
    4/16/99             78.696                    103.616                     87.533                             116.108
    4/19/99             78.696                    102.755                     86.279                             113.148
    4/20/99             78.478                    103.515                     88.654                             114.719
    4/21/99             78.696                    105.373                     87.698                             119.541
    4/22/99             78.478                    106.063                     88.696                             122.147
    4/23/99             78.696                    106.237                     89.102                             131.451
    4/26/99             78.261                    106.932                     88.551                             129.277
    4/27/99             78.261                    107.139                     87.127                             133.612
    4/28/99             77.826                    107.779                     89.375                             132.601
    4/29/99             78.043                    108.406                     89.980                             130.697
    4/30/99             78.043                    107.515                     91.759                             130.334
     5/3/99             78.043                    109.215                     94.865                             128.806
     5/4/99             77.826                    108.662                    100.649                             126.658
     5/5/99             78.478                    109.215                     96.499                             130.165
     5/6/99             78.913                    107.624                     96.032                             129.634
     5/7/99             78.043                    108.646                     95.112                             129.971
    5/10/99             78.043                    109.250                     94.417                             130.475
    5/11/99             78.478                    110.400                     95.258                             131.002
    5/12/99             78.261                    111.101                     97.085                             129.622
    5/13/99             78.043                    111.613                     97.748                             127.200
    5/14/99             78.043                    108.858                     94.701                             128.886
    5/17/99             78.478                    108.806                     95.867                             126.819
    5/18/99             77.826                    108.449                     94.939                             127.539
    5/19/99             78.696                    109.997                     96.203                             130.816
    5/20/99             77.609                    110.062                     94.314                             132.971
    5/21/99             78.043                    109.809                     94.256                             131.926
    5/24/99             77.609                    108.071                     95.034                             130.648
    5/25/99             77.717                    106.665                     93.462                             131.461
    5/26/99             78.696                    107.321                     91.615                             130.366
    5/27/99             75.217                    107.289                     93.638                             131.594
    5/28/99             74.130                    107.864                     95.168                             135.213
    5/31/99             74.130                    107.864                     95.168                             135.213
     6/1/99             74.565                    107.125                     96.642                             132.089
     6/2/99             74.565                    108.027                     94.540                             133.383
     6/3/99             74.130                    108.452                     95.040                             133.849
     6/4/99             74.565                    109.983                     95.749                             133.104
     6/7/99             74.565                    111.259                     95.975                             134.558
     6/8/99             71.087                    109.387                     93.565                             131.528
     6/9/99             70.652                    109.820                     93.365                             133.695
    6/10/99             71.304                    109.237                     94.893                             131.663
    6/11/99             70.761                    108.670                     95.067                             129.480
    6/14/99             69.565                    107.918                     91.873                             128.857
    6/15/99             69.348                    108.915                     89.203                             125.641
    6/16/99             68.261                    110.613                     87.023                             128.967
    6/17/99             67.609                    111.210                     87.188                             129.928
    6/18/99             64.783                    111.030                     87.270                             129.716
    6/21/99             65.217                    111.907                     89.490                             130.401
    6/22/99             65.217                    111.272                     85.405                             127.853
    6/23/99             65.435                    112.160                     84.850                             127.940
    6/24/99             65.000                    110.081                     85.974                             127.373
    6/25/99             64.565                    110.022                     85.730                             127.732
    6/28/99             61.957                    111.310                     86.838                             129.714
    6/29/99             63.043                    113.136                     87.074                             130.924
    6/30/99             63.913                    113.539                     91.605                             133.195
     7/1/99             64.130                    114.106                     89.385                             134.392
     7/2/99             64.130                    114.389                     89.785                             133.974
     7/5/99             64.130                    114.389                     89.785                             133.974
     7/6/99             63.478                    114.558                     91.397                             138.418
     7/7/99             63.478                    113.915                     89.922                             138.129
     7/8/99             63.261                    114.449                     91.252                             138.832
     7/9/99             63.478                    114.882                     91.951                             139.835
    7/12/99             63.696                    114.874                     91.000                             145.278
    7/13/99             63.913                    114.365                     90.479                             145.932
    7/14/99             63.370                    115.506                     93.829                             147.221
    7/15/99             63.696                    116.528                     96.713                             145.881
    7/16/99             63.478                    116.569                     96.480                             145.795
    7/19/99             64.348                    115.523                     93.807                             144.750
    7/20/99             64.457                    113.351                     92.598                             139.709
    7/21/99             64.565                    114.716                     93.287                             140.128
    7/22/99             64.348                    113.692                     91.907                             137.626
    7/23/99             64.130                    113.177                     93.140                             137.375
    7/26/99             63.478                    111.234                     92.198                             135.122
    7/27/99             63.913                    112.825                     96.237                             133.231
    7/28/99             64.348                    112.275                     96.405                             132.249
    7/29/99             63.696                    110.523                     93.728                             133.594
    7/30/99             63.696                    111.021                     97.385                             138.694
     8/2/99             64.130                    110.455                     98.048                             138.156
     8/3/99             63.696                    109.313                     97.819                             137.101
     8/4/99             62.935                    107.888                     93.946                             134.082
     8/5/99             64.130                    108.471                     95.482                             133.982
     8/6/99             63.696                    107.656                     95.285                             134.326
     8/9/99             64.130                    107.545                     94.886                             133.540
    8/10/99             63.804                    106.041                     92.943                             131.844
    8/11/99             64.348                    107.948                     94.136                             132.726
    8/12/99             63.913                    107.913                     95.160                             130.829
    8/13/99             63.913                    109.357                     94.465                             133.488
    8/16/99             63.913                    109.215                     92.748                             135.832
    8/17/99             65.000                    109.714                     93.516                             137.823
    8/18/99             65.000                    109.071                     93.226                             134.852
    8/19/99             64.674                    108.561                     92.922                             134.766
    8/20/99             65.000                    109.477                     93.117                             134.756
    8/23/99             65.435                    110.741                     92.761                             133.362
    8/24/99             64.783                    110.319                     92.205                             132.254
    8/25/99             64.130                    110.324                     92.444                             130.714
    8/26/99             63.913                    109.768                     93.138                             129.176
    8/27/99             64.130                    108.444                     93.784                             130.172
    8/30/99             63.696                    107.000                     93.422                             128.498
    8/31/99             63.478                    107.103                     93.808                             128.980
     9/1/99             63.913                    108.512                     94.588                             125.614
     9/2/99             64.130                    107.561                     93.541                             126.181
     9/3/99             64.565                    110.267                     96.232                             127.671
     9/6/99             64.565                    110.267                     96.232                             127.671
     9/7/99             65.000                    110.449                     99.625                             128.141
     9/8/99             65.652                    109.485                    102.558                             127.529
     9/9/99             66.522                    110.613                    101.773                             129.616
    9/10/99             66.957                    111.297                    107.253                             130.325
    9/13/99             69.130                    110.403                    104.370                             128.978
    9/14/99             69.348                    110.436                    104.742                             126.602
    9/15/99             69.239                    109.286                    104.598                             125.333
    9/16/99             67.826                    108.201                    102.433                             124.011
    9/17/99             67.826                    109.893                    103.806                             131.418
    9/20/99             69.565                    108.994                    101.416                             131.739
    9/21/99             70.435                    106.924                    101.021                             128.463
    9/22/99             70.870                    107.343                    101.298                             129.025
    9/23/99             71.304                    104.855                     98.806                             126.981
    9/24/99             70.870                    104.202                     99.335                             128.001
    9/27/99             71.087                    104.798                     98.578                             133.108
    9/28/99             72.826                    103.766                     97.895                             133.724
    9/29/99             73.261                    104.128                     95.851                             135.091
    9/30/99             73.261                    103.700                     97.127                             137.154
    10/1/99             73.587                    103.275                     96.572                             131.624
    10/4/99             73.587                    105.049                     96.011                             132.561
    10/5/99             73.478                    104.853                     95.725                             136.707
    10/6/99             71.304                    106.226                     97.721                             139.253
    10/7/99             70.217                    105.703                    102.099                             140.653
    10/8/99             69.565                    104.921                     99.766                             139.013
   10/11/99             69.565                    106.689                     98.440                             144.140
   10/12/99             69.348                    104.858                     96.769                             142.890
   10/13/99             69.348                    103.548                     97.448                             139.114
   10/14/99             69.565                    103.711                     95.802                             138.591
   10/15/99             69.565                    102.191                     93.482                             142.466
   10/18/99             69.783                    100.678                     91.998                             139.878
   10/19/99             70.000                    101.599                     92.381                             139.245
   10/20/99             69.565                    102.861                     96.708                             141.768
   10/21/99             69.565                    102.534                     96.397                             141.540
   10/22/99             70.000                    104.316                     96.339                             141.231
   10/25/99             70.217                    104.261                     96.236                             142.482
   10/26/99             70.217                    103.305                     96.553                             140.869
   10/27/99             69.348                    103.564                     95.825                             145.092
   10/28/99             69.565                    106.591                     96.568                             145.533
   10/29/99             69.565                    108.885                     96.571                             138.843
    11/1/99             69.348                    108.989                     97.411                             138.473
    11/2/99             69.130                    109.436                     98.474                             136.469
    11/3/99             69.130                    110.428                     98.965                             140.844
    11/4/99             69.130                    111.558                     97.858                             143.393
    11/5/99             69.130                    112.694                     96.389                             145.384
    11/8/99             70.000                    113.098                     99.661                             149.900
    11/9/99             70.217                    112.719                    101.464                             145.655
   11/10/99             70.217                    113.201                    102.534                             144.848
   11/11/99             69.565                    113.090                    102.892                             147.898
   11/12/99             69.565                    114.288                    103.743                             147.007
   11/15/99             69.565                    115.098                    104.082                             148.405
   11/16/99             69.565                    116.515                    105.420                             149.772
   11/17/99             68.696                    116.705                    107.170                             150.955
   11/18/99             68.913                    117.989                    110.094                             159.506
   11/19/99             69.130                    117.708                    113.745                             169.808
   11/22/99             68.913                    116.866                    112.005                             169.951
   11/23/99             67.826                    114.466                    111.337                             168.797
   11/24/99             67.826                    115.411                    110.543                             167.644
   11/25/99             67.826                    115.411                    110.543                             167.644
   11/26/99             68.261                    115.978                    110.290                             166.773
   11/29/99             67.826                    114.065                    113.018                             163.803
   11/30/99             68.261                    114.468                    113.893                             161.684
    12/1/99             67.826                    115.248                    114.738                             155.886
    12/2/99             67.609                    116.776                    114.940                             153.812
    12/3/99             68.043                    117.961                    114.409                             155.200
    12/6/99             66.087                    117.095                    114.706                             156.813
    12/7/99             65.870                    116.261                    114.901                             157.270
    12/8/99             63.696                    115.117                    118.334                             158.784
    12/9/99             63.696                    114.013                    123.072                             158.939
   12/10/99             63.696                    114.359                    124.176                             165.388
   12/13/99             63.913                    114.324                    127.465                             167.082
   12/14/99             63.913                    112.190                    124.999                             161.807
   12/15/99             63.478                    113.152                    123.862                             162.590
   12/16/99             61.739                    114.218                    122.256                             164.276
   12/17/99             60.000                    113.651                    124.947                             163.547
   12/20/99             59.348                    113.972                    125.850                             162.693
   12/21/99             60.000                    116.288                    126.766                             162.567
   12/22/99             60.000                    117.653                    134.105                             170.049
   12/23/99             60.435                    119.147                    137.275                             172.299
   12/24/99             60.435                    119.147                    137.275                             172.299
   12/27/99             60.435                    118.288                    137.909                             168.811
   12/28/99             60.435                    118.986                    142.347                             164.993
   12/29/99             59.130                    120.487                    147.539                             166.338
   12/30/99             59.130                    120.356                    149.679                             169.237
   12/31/99             59.783                    121.160                    153.879                             170.782
     1/3/00             59.783                    119.378                    153.652                             167.790
     1/4/00             59.783                    115.130                    148.047                             161.531
     1/5/00             59.783                    116.174                    150.100                             161.503
     1/6/00             60.652                    115.651                    155.211                             158.225
     1/7/00             60.652                    118.999                    157.470                             158.101
    1/10/00             61.304                    122.089                    158.634                             166.344
    1/11/00             61.087                    119.046                    156.061                             169.407
    1/12/00             61.522                    117.891                    158.828                             167.952
    1/13/00             61.957                    120.847                    160.951                             170.679
    1/14/00             62.391                    122.196                    163.171                             174.193
    1/17/00             62.391                    122.196                    163.171                             174.193
    1/18/00             62.826                    122.596                    166.314                             177.504
    1/19/00             62.826                    123.152                    164.594                             182.156
    1/20/00             63.261                    123.201                    168.837                             185.555
    1/21/00             63.043                    123.394                    164.958                             181.589
    1/24/00             63.913                    120.286                    159.650                             181.627
    1/25/00             63.478                    120.569                    161.973                             181.067
    1/26/00             63.913                    120.381                    168.391                             187.083
    1/27/00             64.348                    119.708                    165.909                             183.544
    1/28/00             63.913                    117.215                    161.379                             177.004
    1/31/00             63.478                    117.651                    160.693                             174.355
     2/1/00             62.717                    119.242                    161.319                             175.090
     2/2/00             63.478                    120.163                    168.116                             174.549
     2/3/00             62.609                    121.809                    167.118                             177.661
     2/4/00             61.739                    121.294                    171.404                             179.860
     2/7/00             61.087                    121.806                    173.813                             177.504
     2/8/00             57.826                    123.335                    177.523                             178.211
     2/9/00             57.826                    121.070                    175.729                             180.251
    2/10/00             56.522                    122.730                    179.125                             180.088
    2/11/00             55.435                    120.811                    177.111                             183.238
    2/14/00             54.565                    120.836                    179.733                             185.254
    2/15/00             54.565                    121.174                    178.190                             189.345
    2/16/00             53.696                    121.359                    178.431                             180.968
    2/17/00             53.696                    122.871                    180.504                             171.395
    2/18/00             53.478                    119.637                    176.128                             168.878
    2/21/00             53.478                    119.637                    176.128                             168.878
    2/22/00             53.478                    119.247                    172.245                             166.058
    2/23/00             53.478                    121.482                    173.151                             163.822
    2/24/00             54.130                    122.705                    169.192                             167.885
    2/25/00             53.478                    121.784                    166.364                             166.722
    2/28/00             53.913                    122.220                    163.556                             165.140
    2/29/00             53.478                    125.740                    172.102                             163.428
     3/1/00             55.652                    127.710                    170.984                             172.671
     3/2/00             55.652                    126.904                    168.281                             172.184
     3/3/00             56.522                    130.563                    166.801                             177.060
     3/6/00             55.000                    130.503                    168.788                             174.030
     3/7/00             55.217                    129.860                    166.362                             171.385
     3/8/00             53.696                    128.901                    164.807                             169.951
     3/9/00             52.174                    131.419                    170.245                             175.545
    3/10/00             53.696                    131.868                    173.397                             175.485
    3/13/00             53.696                    128.234                    172.316                             177.415
    3/14/00             54.565                    124.939                    171.729                             176.087
    3/15/00             55.217                    124.825                    166.603                             174.587
    3/16/00             55.217                    132.503                    166.256                             175.079
    3/17/00             55.000                    132.691                    167.113                             177.095
    3/20/00             55.000                    129.359                    163.203                             176.708
    3/21/00             55.000                    131.498                    162.823                             176.879
    3/22/00             55.000                    134.691                    165.975                             184.704
    3/23/00             55.000                    135.359                    163.470                             190.066
    3/24/00             55.435                    135.732                    162.748                             190.889
    3/27/00             55.652                    135.296                    162.379                             192.127
    3/28/00             55.652                    133.427                    159.095                             194.563
    3/29/00             53.043                    130.885                    155.007                             194.344
    3/30/00             48.478                    130.446                    150.710                             189.720
    3/31/00             39.783                    136.152                    157.730                             192.444
     4/3/00             43.043                    130.909                    152.555                             191.191
     4/4/00             43.478                    128.577                    146.846                             185.080
     4/5/00             42.174                    129.645                    141.166                             185.599
     4/6/00             43.261                    132.168                    146.417                             195.179
     4/7/00             45.217                    133.999                    148.844                             195.694
    4/10/00             45.217                    129.566                    148.187                             189.988
    4/11/00             45.652                    129.435                    143.388                             189.820
    4/12/00             45.435                    127.043                    134.530                             187.135
    4/13/00             44.565                    126.354                    129.836                             184.241
    4/14/00             44.783                    117.419                    119.897                             170.580
    4/17/00             44.783                    121.702                    119.880                             163.636
    4/18/00             45.217                    126.070                    126.172                             170.986
    4/19/00             45.435                    125.626                    131.058                             177.312
    4/20/00             45.435                    125.569                    136.857                             178.845
    4/21/00             45.435                    125.569                    136.857                             178.845
    4/24/00             45.217                    123.931                    136.475                             178.047
    4/25/00             45.217                    128.947                    142.428                             185.462
    4/26/00             44.565                    127.988                    143.449                             186.505
    4/27/00             44.783                    129.631                    145.924                             186.540
    4/28/00             45.435                    131.291                    146.465                             190.443
     5/1/00             45.652                    133.086                    149.775                             195.369
     5/2/00             40.000                    129.650                    141.524                             190.012
     5/3/00             38.696                    126.907                    139.211                             189.048
     5/4/00             37.826                    130.765                    141.806                             188.427
     5/5/00             38.261                    132.288                    142.264                             189.623
     5/8/00             40.000                    131.280                    140.694                             189.122
     5/9/00             41.522                    130.353                    137.502                             183.843
    5/10/00             38.696                    126.569                    135.485                             176.661
    5/11/00             38.261                    129.490                    136.774                             173.885
    5/12/00             38.261                    130.179                    138.781                             176.918
    5/15/00             38.261                    131.547                    136.887                             176.332
    5/16/00             38.261                    133.299                    139.389                             178.346
    5/17/00             39.130                    132.182                    139.210                             176.820
    5/18/00             36.522                    130.623                    140.428                             174.011
    5/19/00             36.957                    127.958                    138.602                             172.472
    5/22/00             37.174                    126.193                    131.503                             167.257
    5/23/00             36.522                    124.073                    127.859                             159.862
    5/24/00             37.391                    125.743                    128.258                             163.993
    5/25/00             38.261                    124.795                    127.097                             164.840
    5/26/00             38.261                    124.803                    129.495                             160.809
    5/29/00             38.261                    124.803                    129.495                             160.809
    5/30/00             38.696                    129.296                    129.550                             163.533
    5/31/00             38.696                    129.471                    130.375                             166.463
     6/1/00             39.130                    133.408                    131.526                             165.704
     6/2/00             39.130                    136.841                    136.305                             175.800
     6/5/00             38.913                    135.296                    137.525                             175.001
     6/6/00             38.913                    134.626                    134.449                             181.107
     6/7/00             38.043                    135.089                    139.507                             185.302
     6/8/00             38.043                    133.844                    135.014                             185.317
     6/9/00             38.152                    134.947                    134.097                             184.163
    6/12/00             37.174                    132.719                    132.664                             181.738
    6/13/00             36.304                    134.105                    132.498                             184.233
    6/14/00             35.326                    133.424                    132.629                             184.817
    6/15/00             35.435                    135.092                    132.206                             188.236
    6/16/00             34.783                    135.312                    131.103                             188.864
    6/19/00             35.435                    137.059                    129.914                             187.082
    6/20/00             35.652                    137.759                    133.612                             187.010
    6/21/00             35.652                    137.291                    133.550                             185.894
    6/22/00             35.652                    134.269                    124.776                             182.390
    6/23/00             33.913                    133.190                    128.690                             179.890
    6/26/00             32.609                    133.751                    131.311                             182.251
    6/27/00             31.739                    131.950                    130.727                             181.097
    6/28/00             31.304                    133.887                    135.130                             184.789
    6/29/00             31.087                    133.985                    133.897                             194.394
    6/30/00             31.304                    131.269                    139.021                             201.628
     7/3/00             31.304                    133.906                    137.693                             201.719
     7/4/00             31.304                    133.906                    137.693                             201.719
     7/5/00             31.522                    131.999                    134.628                             204.332
     7/6/00             31.087                    133.945                    134.743                             202.548
     7/7/00             31.522                    135.530                    136.828                             202.458
    7/10/00             31.522                    137.217                    137.384                             201.793
    7/11/00             31.087                    138.070                    135.974                             197.599
    7/12/00             29.348                    140.026                    134.365                             194.525
    7/13/00             27.826                    140.318                    140.270                             192.203
    7/14/00             28.043                    140.969                    138.015                             196.442
    7/17/00             28.478                    141.203                    136.955                             196.897
    7/18/00             29.565                    139.397                    133.634                             198.731
    7/19/00             34.565                    137.852                    131.086                             196.239
    7/20/00             34.348                    139.345                    133.646                             201.162
    7/21/00             35.435                    137.389                    130.915                             196.132
    7/24/00             36.087                    135.906                    130.470                             192.725
    7/25/00             36.522                    135.642                    128.389                             192.099
    7/26/00             36.522                    135.258                    122.594                             194.774
    7/27/00             36.522                    133.146                    118.079                             192.112
    7/28/00             36.522                    131.536                    115.779                             188.198
    7/31/00             36.087                    133.231                    123.088                             191.704
     8/1/00             36.522                    134.026                    120.147                             194.046
     8/2/00             36.087                    135.163                    121.294                             200.257
     8/3/00             36.087                    136.367                    123.811                             205.498
     8/4/00             36.087                    137.661                    120.108                             209.844
     8/7/00             37.391                    139.511                    121.528                             215.117
     8/8/00             36.739                    139.356                    121.248                             210.382
     8/9/00             36.739                    138.380                    120.977                             208.437
    8/10/00             35.652                    137.473                    120.861                             207.055
    8/11/00             36.522                    139.697                    123.825                             211.751
    8/14/00             36.087                    141.408                    127.111                             211.207
    8/15/00             35.652                    140.015                    123.780                             209.641
    8/16/00             36.522                    140.901                    125.101                             213.547
    8/17/00             36.739                    142.626                    126.088                             208.910
    8/18/00             36.630                    142.587                    127.022                             213.429
    8/21/00             36.522                    142.745                    125.755                             214.562
    8/22/00             36.087                    142.661                    126.370                             209.831
    8/23/00             36.196                    143.299                    122.901                             217.473
    8/24/00             35.761                    144.301                    119.584                             218.265
    8/25/00             36.087                    144.762                    119.878                             222.377
    8/28/00             35.978                    145.102                    121.326                             214.339
    8/29/00             36.087                    145.585                    117.480                             216.903
    8/30/00             35.870                    145.991                    118.033                             223.904
    8/31/00             35.217                    147.925                    121.413                             229.361
     9/1/00             35.435                    149.478                    119.781                             234.389
     9/4/00             35.435                    149.478                    119.781                             234.389
     9/5/00             34.565                    147.620                    119.836                             243.003
     9/6/00             34.565                    147.301                    118.742                             242.660
     9/7/00             34.783                    149.424                    117.896                             242.486
     9/8/00             34.565                    148.225                    114.622                             243.999
    9/11/00             34.565                    148.462                    111.697                             239.541
    9/12/00             33.696                    147.816                    112.482                             239.895
    9/13/00             31.957                    147.143                    112.952                             238.955
    9/14/00             31.087                    148.606                    114.313                             242.895
    9/15/00             31.087                    147.454                    115.229                             237.772
    9/18/00             31.087                    143.203                    115.658                             233.852
    9/19/00             29.565                    144.748                    115.837                             237.712
    9/20/00             29.565                    144.816                    114.880                             238.099
    9/21/00             29.565                    142.996                    116.412                             239.365
    9/22/00             28.261                    143.577                    116.952                             235.419
    9/25/00             27.826                    144.329                    112.795                             236.727
    9/26/00             27.826                    143.530                    107.762                             232.416
    9/27/00             27.826                    144.149                    107.072                             214.299
    9/28/00             29.565                    147.775                    107.997                             213.151
    9/29/00             29.565                    146.811                    109.323                             214.129
    10/2/00             30.000                    144.764                    106.286                             214.180
    10/3/00             29.565                    142.451                     99.759                             212.021
    10/4/00             27.174                    142.661                    102.949                             209.172
    10/5/00             27.826                    142.410                    103.465                             212.519
    10/6/00             28.261                    139.756                    103.213                             206.338
    10/9/00             28.261                    139.789                     99.769                             203.164
   10/10/00             28.043                    137.043                     98.612                             198.361
   10/11/00             28.913                    135.236                     93.340                             195.152
   10/12/00             29.348                    132.141                     91.133                             191.458
   10/13/00             28.913                    136.579                     92.710                             196.585
   10/16/00             28.913                    137.064                     92.618                             198.431
   10/17/00             28.913                    134.408                     89.738                             195.617
   10/18/00             28.913                    134.007                     88.961                             186.763
   10/19/00             28.043                    138.443                     92.655                             183.952
   10/20/00             28.587                    140.443                     94.560                             183.114
   10/23/00             28.043                    140.536                     94.054                             187.230
   10/24/00             28.043                    138.887                     95.694                             184.744
   10/25/00             28.261                    134.871                     95.468                             180.207
   10/26/00             28.261                    136.468                     97.457                             181.926
   10/27/00             27.609                    137.274                    101.606                             185.594
   10/30/00             27.609                    138.274                    102.595                             193.780
   10/31/00             27.609                    141.732                    106.103                             199.428
    11/1/00             25.652                    141.857                    105.035                             198.841
    11/2/00             25.652                    144.421                    110.683                             202.269
    11/3/00             25.217                    144.143                    108.867                             204.570
    11/6/00             25.217                    144.375                    112.101                             205.432
    11/7/00             22.609                    143.903                    113.061                             203.971
    11/8/00             22.826                    142.353                    112.453                             207.290
    11/9/00             22.826                    140.247                    107.768                             201.735
   11/10/00             20.870                    136.789                    106.676                             197.644
   11/13/00             20.435                    134.443                    104.982                             199.034
   11/14/00             22.391                    137.092                    109.364                             202.865
   11/15/00             22.391                    139.890                    108.463                             205.040
   11/16/00             23.261                    137.242                    106.145                             202.470
   11/17/00             23.043                    137.372                    106.781                             198.039
   11/20/00             23.043                    134.152                    103.029                             197.426
   11/21/00             23.261                    134.639                    103.861                             195.294
   11/22/00             23.478                    132.977                     99.723                             196.274
   11/23/00             23.478                    132.977                     99.723                             196.274
   11/24/00             23.478                    136.618                    103.116                             199.074
   11/27/00             24.783                    137.386                    105.935                             197.843
   11/28/00             25.217                    134.073                    101.817                             200.238
   11/29/00             26.087                    133.530                     95.909                             202.189
   11/30/00             26.522                    130.890                     94.019                             198.656
    12/1/00             26.957                    133.653                     95.104                             204.348
    12/4/00             27.174                    133.163                     94.156                             193.007
    12/5/00             27.391                    138.081                     95.802                             199.770
    12/6/00             27.174                    136.729                     90.910                             200.949
    12/7/00             27.609                    137.064                     89.388                             201.740
    12/8/00             27.391                    143.846                     91.309                             204.180
   12/11/00             27.609                    145.726                     94.140                             202.499
   12/12/00             28.043                    141.083                     93.152                             198.056
   12/13/00             27.500                    138.609                     94.960                             200.860
   12/14/00             28.261                    136.160                     92.396                             202.706
   12/15/00             28.696                    134.718                     89.070                             202.616
   12/18/00             28.261                    136.827                     87.974                             195.979
   12/19/00             28.043                    135.318                     86.075                             192.347
   12/20/00             28.152                    130.762                     81.093                             182.128
   12/21/00             27.500                    131.697                     82.305                             182.458
   12/22/00             28.261                    136.601                     82.229                             178.239
   12/25/00             28.261                    136.601                     82.229                             178.239
   12/26/00             27.609                    137.664                     77.489                             172.676
   12/27/00             27.826                    140.492                     80.197                             180.993


                              Three Year Change
AMBASSADOR                         (72.2%)
S&P Midcap 400 Index                40.5
GlobalNET Peer Index (a)           (19.8)
Language Services Peer Index (b)    81.0




Source: FactSet Research Systems as of December 27, 2000.

(a) GlobalNET Peer Index is an equal-weighted composite of Alpnet Inc., Butler Int'l, CDI Corp., Charles River Associates Inc., Comforce Corp., Hall Kinion & Associates Inc., kforce.com Inc., Lionbridge Technologies, On Assignment Inc., RCM Technologies Inc., and Watson Wyatt & Co. Holdings.

(b) Language Services Peer Index is an equal-weighted composite of Canterbury Info. Technology, ITT Educational Svcs. Inc., Learning Tree Intl. Inc., New Horizons Worldwide Inc., Provant Inc., Sylvan Learning Systems Inc., and Systems & Computer Tech Corp.




                                             Banc of America Securities    30

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Relative Historical Stock Performance - 12/27/00 to 3/28/01


Date                     AMBASSADOR          S&P Midcap 400 Index       GlobalNET Peer Index      Language Services Peer Index
      12/27/00             100.000                    100.000                   100.000                             100.000
      12/28/00             100.000                    102.100                   109.226                             104.874
      12/29/00             100.781                    100.221                   114.502                             103.513
        1/1/01             100.781                    100.221                   114.502                             103.513
        1/2/01             156.250                     95.910                   117.566                             104.173
        1/3/01             156.250                     99.719                   120.416                             101.294
        1/4/01             160.938                     97.847                   121.648                             102.561
        1/5/01             160.156                     94.909                   114.342                             101.850
        1/8/01             160.938                     94.628                   112.982                             101.227
        1/9/01             162.500                     94.667                   115.344                             100.573
       1/10/01             162.500                     97.110                   114.197                             101.398
       1/11/01             163.281                     98.295                   122.536                             101.116
       1/12/01             163.281                     98.489                   124.577                             101.239
       1/15/01             163.281                     98.489                   124.577                             101.239
       1/16/01             163.281                     98.561                   127.430                             103.033
       1/17/01             165.625                     98.798                   128.179                             105.615
       1/18/01             164.063                     98.858                   133.306                             108.662
       1/19/01             164.063                     97.814                   133.699                             107.538
       1/22/01             164.063                     98.183                   143.416                             109.160
       1/23/01             164.063                    100.879                   142.364                             110.322
       1/24/01             164.844                    101.007                   145.304                             109.892
       1/25/01             156.250                    100.578                   146.229                             113.644
       1/26/01             157.813                    100.657                   143.253                             113.597
       1/29/01             159.313                    102.576                   148.143                             115.284
       1/30/01             159.000                    102.676                   150.311                             119.190
       1/31/01             159.375                    102.382                   143.930                             117.563
        2/1/01             160.625                    101.912                   143.774                             120.643
        2/2/01             160.375                    100.518                   143.677                             117.707
        2/5/01             159.063                    100.809                   142.939                             116.237
        2/6/01             160.500                    101.984                   142.616                             120.097
        2/7/01             158.750                    101.604                   145.206                             120.822
        2/8/01             158.250                    101.249                   143.230                             122.181
        2/9/01             156.875                    100.840                   141.086                             120.106
       2/12/01             156.875                    101.612                   139.000                             121.786
       2/13/01             162.500                    101.183                   137.648                             122.163
       2/14/01             162.500                    101.486                   133.147                             122.402
       2/15/01             162.375                    102.358                   135.354                             123.101
       2/16/01             162.500                    100.700                   135.577                             120.723
       2/19/01             162.500                    100.700                   135.577                             120.723
       2/20/01             162.500                     98.999                   136.261                             121.249
       2/21/01             162.500                     97.488                   129.707                             120.749
       2/22/01             162.500                     96.705                   128.323                             118.298
       2/23/01             160.000                     96.633                   124.517                             119.386
       2/26/01             162.500                     99.036                   130.638                             122.365
       2/27/01             165.625                     97.300                   129.659                             118.755
       2/28/01             165.500                     96.439                   129.622                             117.524
        3/1/01             165.563                     96.069                   132.485                             115.867
        3/2/01             165.438                     96.963                   130.805                             116.666
        3/5/01             165.500                     97.101                   130.026                             116.213
        3/6/01             165.625                     98.353                   134.039                             117.508
        3/7/01             165.625                     99.087                   133.250                             121.429
        3/8/01             166.250                     98.220                   134.173                             123.435
        3/9/01             166.250                     96.348                   127.056                             118.466
       3/12/01             166.313                     92.729                   119.628                             114.069
       3/13/01             166.250                     93.288                   115.754                             112.836
       3/14/01             166.313                     91.849                   113.640                             114.787
       3/15/01             166.250                     91.393                   113.309                             113.885
       3/16/01             166.313                     89.227                   108.223                             111.949
       3/19/01             165.875                     91.205                   103.920                             113.279
       3/20/01             165.875                     89.378                   106.325                             108.158
       3/21/01             165.750                     87.553                   103.995                              99.278
       3/22/01             165.063                     86.643                   105.686                              97.538
       3/23/01             165.625                     88.815                   106.039                              99.927
       3/26/01             165.750                     89.773                   107.140                             102.475
       3/27/01             165.625                     90.823                   110.579                             102.020
       3/28/01             164.000                     88.695                   108.973                             101.353


                               Percent Change
AMBASSADOR                         64.0%
S&P Midcap 400 Index              (11.3)
GlobalNET Peer Index (a)            9.0
Language Services Peer Index (b)    1.4



Source:  FactSet Research Systems as of March 28, 2001.

(a) GlobalNET Peer Index is an equal-weighted composite of Alpnet Inc., Butler Int'l, CDI Corp., Charles River Associates Inc., Comforce Corp., Hall Kinion & Associates Inc., kforce.com Inc., Lionbridge Technologies, On Assignment Inc., RCM Technologies Inc. and Watson Wyatt & Co. Holdings.

(b) Language Services Peer Index is an equal-weighted composite of Canterbury Info. Technology, ITT Educational Svcs. Inc., Learning Tree Intl. Inc., New Horizons Worldwide Inc., Provant Inc., Sylvan Learning Systems Inc., and Systems & Computer Tech Corp.





                                             Banc of America Securities    31

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Moving Average  - One Year Ending 12/27/00

       Date            AMBASSADOR         1 Month Average     2 Month Average
       12/27/99            17.3750         18.40178571            19.15625
       12/28/99            17.3750         18.29464286          19.0952381
       12/29/99            17.0000         18.17559524         19.02380952
       12/30/99            17.0000         18.05059524         18.95238095
       12/31/99            17.1875         17.94047619         18.88690476
       01/03/00            17.1875         17.83333333         18.82291667
       01/04/00            17.1875          17.7202381         18.75892857
       01/05/00            17.1875         17.63392857         18.69494048
       01/06/00            17.4375             17.5625         18.63690476
       01/07/00            17.4375         17.52083333         18.57291667
       01/10/00            17.6250         17.48809524         18.51190476
       01/11/00            17.5625         17.45238095         18.44940476
       01/12/00            17.6875         17.41964286         18.39434524
       01/13/00            17.8125         17.39285714          18.3422619
       01/14/00            17.9375         17.37797619         18.29315476
       01/18/00            18.0625         17.39285714         18.24702381
       01/19/00            18.0625         17.43154762         18.20684524
       01/20/00            18.1875         17.48511905         18.16815476
       01/21/00            18.1250         17.52678571          18.1264881
       01/24/00            18.3750         17.58035714          18.0922619
       01/25/00            18.2500         17.62202381             18.0625
       01/26/00            18.3750         17.66964286         18.03571429
       01/27/00            18.5000         17.72321429         18.00892857
       01/28/00            18.3750         17.78869048         17.98214286
       01/31/00            18.2500         17.84821429         17.94940476
       02/01/00            18.0313         17.88839286         17.91443452
       02/02/00            18.2500          17.9389881         17.88616071
       02/03/00            18.0000         17.97767857         17.84895833
       02/04/00            17.7500         18.00446429         17.81919643
       02/07/00            17.5625         18.01041667         17.78645833
       02/08/00            16.6250         17.97172619         17.74627976
       02/09/00            16.6250         17.92410714         17.70610119
       02/10/00            16.2500         17.86160714         17.65699405
       02/11/00            15.9375         17.77827381         17.59895833
       02/14/00            15.6875         17.67708333         17.53497024
       02/15/00            15.6875         17.56994048         17.47395833
       02/16/00            15.4375         17.44494048         17.41889881
       02/17/00            15.4375         17.31994048         17.37574405
       02/18/00            15.3750          17.1860119         17.33556548
       02/22/00            15.3750         17.05505952         17.29092262
       02/23/00            15.3750         16.91220238         17.24627976
       02/24/00            15.5625         16.78422619           17.203125
       02/25/00            15.3750         16.64136905         17.15550595
       02/28/00            15.5000          16.4985119          17.1108631
       02/29/00            15.3750         16.35565476         17.07217262
       03/01/00            16.0000          16.2485119          17.0483631
       03/02/00            16.0000         16.15178571         17.02008929
       03/03/00            16.2500         16.05654762         16.99776786
       03/06/00            15.8125         15.95238095         16.96502976
       03/07/00            15.8750         15.86309524         16.93377976
       03/08/00            15.4375         15.76190476         16.88616071
       03/09/00            15.0000         15.68452381           16.828125
       03/10/00            15.4375         15.62797619         16.77604167
       03/13/00            15.4375         15.58928571         16.72544643
       03/14/00            15.6875         15.57738095         16.67782738
       03/15/00            15.8750         15.58630952         16.63169643
       03/16/00            15.8750          15.5952381         16.58258929
       03/17/00            15.8125         15.61309524         16.52901786
       03/20/00            15.8125         15.63095238         16.47544643
       03/21/00            15.8125         15.65178571         16.41889881
       03/22/00            15.8125         15.67261905         16.36383929
       03/23/00            15.8125         15.69345238         16.30282738
       03/24/00            15.9375         15.71130952         16.24776786
       03/27/00            16.0000         15.74107143         16.19122024
       03/28/00            16.0000         15.76488095         16.13169643
       03/29/00            15.2500         15.75892857         16.05729167
       03/30/00            13.9375         15.66071429          15.9546131
       03/31/00            11.4375         15.44345238         15.79761905
       04/03/00            12.3750         15.25892857          15.6577381
       04/04/00            12.5000         15.10119048         15.52678571
       04/05/00            12.1250         14.92261905         15.39285714
       04/06/00            12.4375          14.7797619         15.27083333
       04/07/00            13.0000         14.68452381         15.18452381
       04/10/00            13.0000         14.56845238         15.09821429
       04/11/00            13.1250         14.45833333         15.02380952
       04/12/00            13.0625         14.33333333         14.95535714
       04/13/00            12.8125             14.1875         14.88690476
       04/14/00            12.8750         14.04464286         14.81994048
       04/17/00            12.8750          13.9047619         14.75892857
       04/18/00            13.0000         13.77083333         14.70089286
       04/19/00            13.0625         13.63988095         14.64583333
       04/20/00            13.0625         13.50892857         14.59077381
       04/24/00            13.0000              13.375         14.53422619
       04/25/00            13.0000         13.23511905         14.47321429
       04/26/00            12.8125         13.08333333         14.41220238
       04/27/00            12.8750         12.93452381         14.34970238
       04/28/00            13.0625         12.83035714         14.29464286
       05/01/00            13.1250         12.79166667         14.22619048
       05/02/00            11.5000         12.79464286         14.11904762
       05/03/00            11.1250         12.73511905         13.99702381
       05/04/00            10.8750          12.6577381         13.87946429
       05/05/00            11.0000         12.60416667         13.76339286
       05/08/00            11.5000         12.55952381         13.66964286
       05/09/00            11.9375         12.50892857         13.59672619
       05/10/00            11.1250         12.41964286         13.49404762
       05/11/00            11.0000         12.31845238         13.38839286
       05/12/00            11.0000          12.2202381         13.27678571
       05/15/00            11.0000         12.13392857         13.16071429
       05/16/00            11.0000         12.04464286         13.04464286
       05/17/00            11.2500          11.9672619          12.9360119
       05/18/00            10.5000         11.84821429         12.80952381
       05/19/00            10.6250         11.73214286          12.6860119
       05/22/00            10.6875         11.61904762          12.5639881
       05/23/00            10.5000                11.5             12.4375
       05/24/00            10.7500         11.39285714          12.3139881
       05/25/00            11.0000         11.30654762         12.19494048
       05/26/00            11.0000          11.2172619         12.07589286
       05/30/00            11.1250              11.125         11.97767857
       05/31/00            11.1250          11.0297619         11.91071429
       06/01/00            11.2500         11.01785714            11.90625
       06/02/00            11.2500         11.02380952         11.87946429
       06/05/00            11.1875         11.03869048         11.84821429
       06/06/00            11.1875         11.04761905         11.82589286
       06/07/00            10.9375         11.02083333         11.79017857
       06/08/00            10.9375         10.97321429         11.74107143
       06/09/00            10.9688         10.96577381         11.69270833
       06/12/00            10.6875         10.95089286         11.63467262
       06/13/00            10.4375         10.92410714         11.57217262
       06/14/00            10.1563         10.88392857         11.50892857
       06/15/00            10.1875          10.8452381         11.44494048
       06/16/00            10.0000         10.78571429          11.3764881
       06/19/00            10.1875         10.77083333         11.30952381
       06/20/00            10.2500         10.75297619         11.24255952
       06/21/00            10.2500         10.73214286         11.17559524
       06/22/00            10.2500          10.7202381         11.11011905
       06/23/00             9.7500         10.67261905          11.0327381
       06/26/00             9.3750          10.5952381         10.95089286
       06/27/00             9.1250         10.50595238         10.86160714
       06/28/00             9.0000          10.4047619         10.76488095
       06/29/00             8.9375         10.30059524         10.66517857
       06/30/00             9.0000         10.19345238         10.60565476
       07/03/00             9.0000         10.08630952         10.55505952
       07/05/00             9.0625         9.985119048         10.51190476
       07/06/00             8.9375          9.87797619         10.46279762
       07/07/00             9.0625         9.788690476          10.4047619
       07/10/00             9.0625         9.699404762         10.33630952
       07/11/00             8.9375         9.602678571         10.28422619
       07/12/00             8.4375         9.495535714         10.22321429
       07/13/00             8.0000         9.379464286         10.15178571
       07/14/00             8.0625         9.279761905         10.08184524
       07/17/00             8.1875          9.18452381         10.01488095
       07/18/00             8.5000         9.113095238         9.949404762
       07/19/00             9.9375         9.101190476         9.936011905
       07/20/00             9.8750         9.083333333         9.918154762
       07/21/00            10.1875         9.080357143             9.90625
       07/24/00            10.3750         9.086309524          9.90327381
       07/25/00            10.5000          9.12202381         9.897321429
       07/26/00            10.5000         9.175595238         9.885416667
       07/27/00            10.5000         9.241071429         9.873511905
       07/28/00            10.5000              9.3125         9.858630952
       07/31/00            10.3750         9.380952381          9.84077381
       08/01/00            10.5000         9.452380952         9.822916667
       08/02/00            10.3750         9.517857143         9.802083333
       08/03/00            10.3750         9.580357143         9.782738095
       08/04/00            10.3750         9.648809524         9.763392857
       08/07/00            10.7500         9.729166667         9.758928571
       08/08/00            10.5625         9.800595238                9.75
       08/09/00            10.5625          9.87797619         9.740327381
       08/10/00            10.2500         9.964285714         9.729910714
       08/11/00            10.5000         10.08333333          9.73139881
       08/14/00            10.3750         10.19345238         9.736607143
       08/15/00            10.2500         10.29166667         9.738095238
       08/16/00            10.5000         10.38690476                9.75
       08/17/00            10.5625         10.41666667         9.758928571
       08/18/00            10.5313         10.44791667            9.765625
       08/21/00            10.5000         10.46279762         9.771577381
       08/22/00            10.3750         10.46279762         9.774553571
       08/23/00            10.4063         10.45833333         9.790178571
       08/24/00            10.2813         10.44791667         9.811755952
       08/25/00            10.3750         10.44196429         9.841517857
       08/28/00            10.3438         10.43452381         9.873511905
       08/29/00            10.3750         10.43452381         9.907738095
       08/30/00            10.3125         10.42559524         9.938988095
       08/31/00            10.1250         10.41369048          9.96577381
       09/01/00            10.1875          10.4047619         9.992559524
       09/05/00             9.9375         10.38392857         10.01636905
       09/06/00             9.9375          10.3452381         10.03720238
       09/07/00            10.0000         10.31845238         10.05952381
       09/08/00             9.9375         10.28869048         10.08333333
       09/11/00             9.9375         10.27380952         10.11904762
       09/12/00             9.6875         10.23511905         10.15922619
       09/13/00             9.1875         10.17857143          10.1860119
       09/14/00             8.9375         10.11607143         10.20386905
       09/15/00             8.9375         10.04166667         10.21428571
       09/18/00             8.9375         9.964285714         10.19047619
       09/19/00             8.5000         9.867559524          10.1577381
       09/20/00             8.5000         9.772321429         10.11755952
       09/21/00             8.5000         9.683035714         10.07291667
       09/22/00             8.1250         9.574404762         10.01636905
       09/25/00             8.0000          9.46577381         9.956845238
       09/26/00             8.0000         9.352678571         9.897321429
       09/27/00             8.0000         9.241071429         9.837797619
       09/28/00             8.5000         9.151785714         9.793154762
       09/29/00             8.5000          9.06547619         9.745535714
       10/02/00             8.6250         8.994047619         9.703869048
       10/03/00             8.5000         8.913690476          9.65922619
       10/04/00             7.8125              8.8125         9.598214286
       10/05/00             8.0000         8.720238095         9.532738095
       10/06/00             8.1250         8.630952381         9.474702381
       10/09/00             8.1250         8.544642857         9.416666667
       10/10/00             8.0625         8.455357143         9.364583333
       10/11/00             8.3125         8.389880952              9.3125
       10/12/00             8.4375         8.354166667         9.266369048
       10/13/00             8.3125         8.324404762         9.220238095
       10/16/00             8.3125         8.294642857         9.168154762
       10/17/00             8.3125         8.264880952         9.114583333
       10/18/00             8.3125         8.255952381         9.061755952
       10/19/00             8.0625         8.235119048         9.003720238
       10/20/00             8.2188          8.22172619         8.952380952
       10/23/00             8.0625             8.21875         8.896577381
       10/24/00             8.0625          8.22172619             8.84375
       10/25/00             8.1250         8.227678571         8.790178571
       10/26/00             8.1250         8.233630952          8.73735119
       10/27/00             7.9375         8.206845238         8.679315476
       10/30/00             7.9375         8.180059524         8.622767857
       10/31/00             7.9375         8.147321429         8.570684524
       11/01/00             7.3750             8.09375         8.503720238
       11/02/00             7.3750         8.072916667         8.442708333
       11/03/00             7.2500         8.037202381         8.378720238
       11/06/00             7.2500         7.995535714         8.313244048
       11/07/00             6.5000         7.918154762          8.23139881
       11/08/00             6.5625          7.84672619         8.151041667
       11/09/00             6.5625         7.763392857         8.076636905
       11/10/00             6.0000         7.647321429         8.000744048
       11/13/00             5.8750             7.53125         7.927827381
       11/14/00             6.4375         7.441964286         7.868303571
       11/15/00             6.4375         7.352678571         7.808779762
       11/16/00             6.6875         7.275297619            7.765625
       11/17/00             6.6250         7.206845238         7.720982143
       11/20/00             6.6250         7.130952381         7.676339286
       11/21/00             6.6875          7.06547619         7.642113095
       11/22/00             6.7500          7.00297619          7.61235119
       11/24/00             6.7500              6.9375         7.582589286
       11/27/00             7.1250         6.889880952         7.561755952
       11/28/00             7.2500         6.857142857         7.531994048
       11/29/00             7.5000         6.836309524         7.508184524
       11/30/00             7.6250         6.821428571            7.484375
       12/01/00             7.7500         6.839285714         7.466517857
       12/04/00             7.8125         6.860119048         7.466517857
       12/05/00             7.8750         6.889880952         7.463541667
       12/06/00             7.8125         6.916666667          7.45610119
       12/07/00             7.9375         6.985119048         7.451636905
       12/08/00             7.8750         7.047619048         7.447172619
       12/11/00             7.9375         7.113095238         7.438244048
       12/12/00             8.0625         7.211309524         7.429315476
       12/13/00             7.9063         7.308035714         7.419642857
       12/14/00             8.1250         7.388392857         7.415178571
       12/15/00             8.2500         7.474702381         7.413690476
       12/18/00             8.1250         7.543154762          7.40922619
       12/19/00             8.0625         7.611607143          7.40922619
       12/20/00             8.0938         7.681547619             7.40625
       12/21/00             7.9063         7.739583333         7.402529762
       12/22/00             8.1250         7.805059524         7.404017857
       12/26/00             7.9375         7.861607143         7.399553571

AMBASSADOR Stock Price (12/27/00)             $8.00
1 Month Average Stock Price                    7.87
2 Month Average Stock Price                    7.40



Source:  FactSet Research Systems as of December 27, 2000.




                                             Banc of America Securities    32

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Moving Average  - Three Years Ending 12/27/00

        Date             AMBASSADOR          3 Month Average     6 Month Average
        12/26/97             26.9375         26.41845703         26.20473131
        12/29/97             26.9375         26.42382813          26.2115162
        12/30/97                  27          26.4296875            26.21875
        12/31/97              26.625          26.4296875         26.22244318
          1/2/98                26.5         26.43066406         26.22494369
          1/5/98              26.375         26.43066406         26.22628348
          1/6/98              26.375          26.4296875         26.22759956
          1/7/98               26.25           26.421875         26.22779605
          1/8/98             26.3125          26.4140625         26.22853261
          1/9/98             26.1875         26.40429688         26.22817888
         1/12/98             26.0625         26.39208984         26.22676282
         1/13/98                  26         26.37646484          26.2248411
         1/14/98                  26         26.36035156         26.22295168
         1/15/98                  26         26.34472656         26.22109375
         1/16/98                  26         26.32910156         26.21926653
         1/20/98                  26         26.31152344         26.21746926
         1/21/98               25.75         26.28710938          26.2136687
         1/22/98                  26         26.26953125         26.21194556
         1/23/98             25.8125               26.25            26.20875
         1/26/98                  26         26.23339844         26.20709325
         1/27/98             25.9375         26.21582031         26.20497047
         1/28/98                  26         26.19873047         26.20336914
         1/29/98                  26         26.18505859         26.21069336
         1/30/98             25.5625         26.16845703         26.21508789
          2/2/98                  26         26.15576172         26.22290039
          2/3/98              25.875         26.14599609         26.22827148
          2/4/98              25.875         26.14208984         26.23364258
          2/5/98              25.875         26.13818359         26.24194336
          2/6/98              25.875         26.13427734         26.24975586
          2/9/98              25.625         26.12646484         26.25415039
         2/10/98             25.9375         26.12353516         26.25756836
         2/11/98            25.84375         26.12304688         26.26025391
         2/12/98            25.84375         26.12548828         26.26342773
         2/13/98               25.75         26.12744141         26.26635742
         2/17/98             25.6875         26.12841797         26.26879883
         2/18/98                  26         26.13525391         26.27319336
         2/19/98              25.875         26.13916016         26.27563477
         2/20/98             25.8125         26.13916016         26.27416992
         2/23/98            25.90625           26.140625         26.27636719
         2/24/98             25.8125           26.140625         26.27734375
         2/25/98             25.8125         26.13964844         26.27856445
         2/26/98             25.8125         26.14160156         26.27905273
         2/27/98             25.9375         26.14355469         26.27978516
          3/2/98               26.25         26.14941406         26.28295898
          3/3/98             26.1875         26.15429688         26.28613281
          3/4/98             26.3125         26.16210938         26.28808594
          3/5/98               26.25         26.16699219         26.28808594
          3/6/98              26.625         26.17871094         26.29150391
          3/9/98                  27         26.19482422         26.29931641
         3/10/98                  27         26.20751953         26.30517578
         3/11/98            27.09375         26.22363281         26.31176758
         3/12/98                  27         26.23046875         26.31567383
         3/13/98             26.8125           26.234375         26.31811523
         3/16/98                  27         26.24121094         26.32250977
         3/17/98            27.09375         26.24951172         26.32763672
         3/18/98               27.25         26.26025391         26.33349609
         3/19/98               27.25         26.27099609         26.33935547
         3/20/98             27.3125         26.28466797         26.34472656
         3/23/98               27.25         26.29541016         26.34765625
         3/24/98             27.1875         26.30712891         26.35205078
         3/25/98            27.21875         26.31835938         26.35766602
         3/26/98             27.0625         26.32519531         26.36206055
         3/27/98             27.1875           26.328125         26.36743164
         3/30/98            27.21875         26.33349609         26.37255859
         3/31/98             27.0625         26.33544922         26.37695313
          4/1/98              27.125         26.33837891         26.38110352
          4/2/98              27.125         26.34033203         26.38500977
          4/3/98              27.125         26.34814453         26.38891602
          4/6/98             27.0625         26.35693359         26.39379883
          4/7/98             27.0625         26.36767578         26.39916992
          4/8/98             27.0625         26.37841797         26.40405273
          4/9/98            27.09375         26.39160156         26.40673828
         4/13/98                27.5         26.41015625         26.41210938
         4/14/98                27.5         26.43066406         26.41748047
         4/15/98                27.5           26.453125         26.42260742
         4/16/98                27.5          26.4765625         26.42651367
         4/17/98            27.53125         26.50048828         26.43041992
         4/20/98                27.5         26.52392578         26.43432617
         4/21/98              27.625         26.54931641         26.43920898
         4/22/98              27.625         26.57470703         26.44311523
         4/23/98               27.75         26.60595703          26.4465332
         4/24/98            27.71875          26.6328125         26.45117188
         4/27/98               27.75         26.66308594         26.45654297
         4/28/98               27.75         26.69042969         26.46191406
         4/29/98            27.71875         26.71826172         26.46704102
         4/30/98                  28         26.74951172         26.47412109
          5/1/98                  28         26.78076172         26.48291016
          5/4/98                  28         26.81884766         26.49365234
          5/5/98              28.125         26.85205078         26.50390625
          5/6/98              28.125         26.88720703         26.51660156
          5/7/98             28.1875         26.92333984         26.53271484
          5/8/98              28.125         26.95849609         26.54833984
         5/11/98               28.25         26.99560547         26.56494141
         5/12/98               28.25         27.03662109         26.58154297
         5/13/98               28.25         27.07275391         26.59814453
         5/14/98              28.125         27.10839844         26.61572266
         5/15/98              28.125         27.14404297         26.63476563
         5/18/98              28.125         27.18115234         26.65429688
         5/19/98             28.0625         27.21826172         26.67333984
         5/20/98              28.125         27.25146484         26.69335938
         5/21/98            28.09375         27.28613281         26.71264648
         5/22/98              28.125         27.32226563         26.73071289
         5/26/98              28.125         27.35693359          26.7487793
         5/27/98              27.875         27.38916016         26.76489258
         5/28/98              28.125         27.42529297          26.7824707
         5/29/98               27.75         27.45556641         26.79858398
          6/1/98             27.8125         27.48486328         26.81420898
          6/2/98               27.75         27.50830078         26.82885742
          6/3/98            27.65625            27.53125         26.84277344
          6/4/98            27.65625         27.55224609         26.85717773
          6/5/98               27.75         27.57568359         26.87133789
          6/8/98              27.875         27.59521484         26.88696289
          6/9/98              27.875         27.60888672         26.90185547
         6/10/98                  28         27.62451172         26.91601563
         6/11/98            27.96875         27.63818359          26.9309082
         6/12/98             28.0625         27.65478516         26.94262695
         6/15/98                  28         27.67333984         26.95385742
         6/16/98              27.875         27.68701172         26.96411133
         6/17/98             28.3125         27.70605469          26.9777832
         6/18/98               28.25         27.72167969          26.9909668
         6/19/98              28.125         27.73535156         27.00317383
         6/22/98                  28         27.74609375         27.01538086
         6/23/98            27.96875         27.75732422         27.02636719
         6/24/98              28.125         27.77197266         27.03955078
         6/25/98              28.125         27.78613281         27.05224609
         6/26/98             27.8125         27.79785156         27.06152344
         6/29/98                27.5         27.80273438         27.06542969
         6/30/98                  27         27.79931641         27.06640625
          7/1/98             27.1875         27.80126953         27.06835938
          7/2/98               27.25         27.80322266         27.07080078
          7/6/98            27.15625         27.80371094         27.07202148
          7/7/98               27.75         27.81347656         27.08081055
          7/8/98               27.75         27.82421875         27.09057617
          7/9/98              27.625         27.83300781          27.1003418
         7/10/98              27.625         27.84179688         27.11010742
         7/13/98              27.625         27.85009766         27.12084961
         7/14/98             27.5625         27.85107422         27.13061523
         7/15/98              27.625         27.85302734          27.1418457
         7/16/98            27.65625         27.85546875         27.15429688
         7/17/98                  28         27.86328125         27.16992188
         7/20/98              28.125         27.87255859         27.18652344
         7/21/98             27.9375         27.87939453         27.20166016
         7/22/98                  28         27.88525391         27.21728516
         7/23/98             27.5625         27.88427734         27.22949219
         7/24/98             27.5625         27.88134766         27.24365234
         7/27/98             27.5625         27.87890625         27.25585938
         7/28/98                27.5              27.875         27.26904297
         7/29/98             27.4375         27.87011719         27.28027344
         7/30/98              27.875         27.87255859         27.29541016
         7/31/98               27.75         27.86865234         27.30908203
          8/3/98               27.75         27.86474609         27.32275391
          8/4/98            27.71875         27.86035156         27.33959961
          8/5/98             27.6875         27.85351563          27.3527832
          8/6/98              27.625         27.84570313         27.36645508
          8/7/98               27.75         27.83886719         27.38110352
         8/10/98               27.75         27.83300781         27.39575195
         8/11/98             27.5625         27.82226563         27.40893555
         8/12/98             27.5625         27.81152344         27.42407227
         8/13/98              27.625         27.80175781         27.43725586
         8/14/98             27.5625         27.79296875         27.45068359
         8/17/98                27.5         27.78320313         27.46362305
         8/18/98                27.5          27.7734375         27.47729492
         8/19/98               27.25         27.76074219         27.48950195
         8/20/98               27.25         27.74707031         27.49926758
         8/21/98              27.125         27.73193359          27.5090332
         8/24/98                  27         27.71435547         27.51831055
         8/25/98                  27         27.69677734         27.52685547
         8/26/98             26.9375         27.68212891         27.53564453
         8/27/98              26.875         27.66259766         27.54394531
         8/28/98              26.875         27.64892578         27.55224609
         8/31/98               26.75         27.63232422         27.55859375
          9/1/98             26.8125         27.61767578         27.56298828
          9/2/98               26.75         27.60351563         27.56738281
          9/3/98              26.375         27.58349609         27.56787109
          9/4/98            26.34375         27.56152344         27.56860352
          9/8/98             26.4375          27.5390625         27.56713867
          9/9/98             26.3125         27.51464844         27.56176758
         9/10/98             26.4375         27.49023438         27.55737305
         9/11/98             26.4375         27.46630859         27.55224609
         9/14/98                26.5         27.44189453         27.54833984
         9/15/98                26.5         27.41845703         27.54589844
         9/16/98             26.4375         27.39599609         27.54150391
         9/17/98             26.5625         27.36865234         27.53735352
         9/18/98             26.5625         27.34228516         27.53198242
         9/21/98             26.5625         27.31787109         27.52661133
         9/22/98             26.5625         27.29541016         27.52075195
         9/23/98              26.625         27.27441406         27.51586914
         9/24/98             26.5625               27.25         27.51098633
         9/25/98             26.3125         27.22167969         27.50390625
         9/28/98             26.4375         27.20019531         27.49902344
         9/29/98                26.5         27.18457031         27.49365234
         9/30/98              26.375         27.17480469         27.48706055
         10/1/98             26.1875         27.15917969         27.48022461
         10/2/98               26.25         27.14355469         27.47338867
         10/5/98            26.21875         27.12890625         27.46630859
         10/6/98                  26          27.1015625         27.45751953
         10/7/98                  26         27.07421875         27.44921875
         10/8/98              25.875           27.046875         27.43994141
         10/9/98             25.8125         27.01855469         27.43017578
        10/12/98               25.75         26.98925781         27.41967773
        10/13/98             25.9375         26.96386719          27.4074707
        10/14/98             25.8125         26.93554688         27.39428711
        10/15/98             25.8125         26.90673828         27.38110352
        10/16/98             25.9375         26.87451172         27.36889648
        10/19/98                  26         26.84130859         27.35693359
        10/20/98              26.125         26.81298828         27.34619141
        10/21/98               26.25         26.78564453         27.33544922
        10/22/98                  28         26.79248047         27.33837891
        10/23/98             28.6875         26.81005859         27.34570313
        10/26/98             28.9375         26.83154297         27.35522461
        10/27/98                  29         26.85498047         27.36499023
        10/28/98                  29         26.87939453         27.37475586
        10/29/98              29.125         26.89892578         27.38574219
        10/30/98              29.375         26.92431641         27.39648438
         11/2/98               29.75         26.95556641         27.41015625
         11/3/98               29.75         26.98730469         27.42382813
         11/4/98             29.5625         27.01660156         27.43505859
         11/5/98             29.6875         27.04882813         27.44726563
         11/6/98             29.6875         27.07910156         27.45898438
         11/9/98             29.6875           27.109375         27.47119141
        11/10/98             29.9375         27.14648438           27.484375
        11/11/98              30.125         27.18652344         27.49902344
        11/12/98               30.25         27.22753906         27.51464844
        11/13/98             30.5625         27.27441406         27.53369141
        11/16/98               30.25         27.31738281         27.55029297
        11/17/98              30.375         27.36230469         27.56787109
        11/18/98               30.25         27.40917969         27.58496094
        11/19/98             30.3125         27.45703125         27.60205078
        11/20/98             30.1875         27.50488281          27.6184082
        11/23/98             30.0625         27.55273438         27.63354492
        11/24/98               29.75         27.59570313         27.64624023
        11/25/98             29.6875         27.63867188         27.66040039
        11/27/98             29.6875         27.68261719         27.67260742
        11/30/98              29.625         27.72558594         27.68725586
         12/1/98             29.8125          27.7734375         27.70288086
         12/2/98             29.8125          27.8203125         27.71899414
         12/3/98                  30         27.87109375         27.73730469
         12/4/98            30.09375         27.92919922         27.75634766
         12/7/98                30.5         27.99414063         27.77783203
         12/8/98             30.1875         28.05273438         27.79589844
         12/9/98               30.25         28.11425781         27.81445313
        12/10/98              30.375         28.17578125         27.83300781
        12/11/98              30.125         28.23339844         27.84985352
        12/14/98              29.875         28.28613281         27.86401367
        12/15/98              29.375         28.33105469         27.87475586
        12/16/98             29.3125         28.37597656         27.88598633
        12/17/98               29.25         28.41796875         27.89331055
        12/18/98                  29         28.45605469         27.89916992
        12/21/98            29.03125         28.49462891            27.90625
        12/22/98                  29         28.53271484          27.9140625
        12/23/98                  29         28.56982422         27.92211914
        12/24/98               28.75         28.60400391         27.92700195
        12/28/98               28.75         28.64208984         27.93188477
        12/29/98              28.875         28.68017578         27.94018555
        12/30/98               28.75         28.71533203         27.94995117
        12/31/98                  29         28.75634766         27.96557617
          1/4/99                  29         28.80029297         27.97973633
          1/5/99                  29         28.84326172          27.9934082
          1/6/99              28.625         28.88085938         28.00488281
          1/7/99              28.375         28.91796875         28.00976563
          1/8/99              28.375         28.95507813         28.01464844
         1/11/99             28.3125         28.99316406         28.02001953
         1/12/99               28.25            29.03125         28.02490234
         1/13/99             28.3125         29.07128906         28.03027344
         1/14/99             28.3125         29.10839844         28.03613281
         1/15/99               28.25         29.14648438         28.04101563
         1/19/99             28.3125         29.18554688         28.04614258
         1/20/99             28.3125         29.22265625         28.04858398
         1/21/99               26.75           29.234375          28.0378418
         1/22/99             26.9375         29.24707031          28.0300293
         1/25/99                  27         29.25878906          28.0222168
         1/26/99             26.9375          29.2421875         28.01733398
         1/27/99             26.9375         29.21484375         28.01245117
         1/28/99             26.9375         29.18359375         28.00756836
         1/29/99             26.8125         29.14941406         28.00219727
          2/1/99              26.875         29.11621094         27.99780273
          2/2/99              26.875         29.08105469         27.98999023
          2/3/99               26.75         29.04003906         27.98217773
          2/4/99                  26         28.98144531         27.96850586
          2/5/99                  26         28.92285156         27.95507813
          2/8/99             25.8125         28.86425781         27.94042969
          2/9/99             25.5625         28.79980469         27.92431641
         2/10/99             25.3125         28.73144531         27.90527344
         2/11/99               25.25         28.66210938         27.88574219
         2/12/99             25.0625          28.5859375         27.86621094
         2/16/99             25.0625         28.50683594         27.84667969
         2/17/99             25.0625         28.42578125         27.82666016
         2/18/99             25.0625         28.33984375         27.80712891
         2/19/99             25.0625         28.25878906         27.78808594
         2/22/99                  25         28.17480469         27.76855469
         2/23/99                  25         28.09277344         27.75097656
         2/24/99             25.0625         28.01074219         27.73388672
         2/25/99              24.875         27.92773438         27.71630859
         2/26/99             24.8125         27.84570313         27.69921875
          3/1/99             24.9375         27.77050781         27.68310547
          3/2/99             24.9375         27.69628906         27.66748047
          3/3/99             24.8125         27.62011719         27.65136719
          3/4/99             24.9375           27.546875         27.63623047
          3/5/99             24.8125            27.46875         27.62109375
          3/8/99             24.6875         27.38867188         27.60449219
          3/9/99             24.6875         27.30566406         27.58837891
         3/10/99              24.625         27.22021484         27.57470703
         3/11/99                  25         27.13427734         27.56420898
         3/12/99              24.625         27.04736328         27.55004883
         3/15/99                24.5         26.95751953         27.53588867
         3/16/99              23.875         26.85595703         27.51586914
         3/17/99            23.78125         26.75683594         27.49511719
         3/18/99              22.875         26.64746094         27.46679688
         3/19/99              22.875         26.54589844         27.43847656
         3/22/99             22.8125         26.44433594         27.41015625
         3/23/99             22.5625         26.33984375         27.37890625
         3/24/99                22.5         26.23828125         27.34716797
         3/25/99                22.5         26.13623047         27.31542969
         3/26/99             22.5625         26.03564453         27.28417969
         3/29/99             22.5625         25.93505859         27.25244141
         3/30/99             22.6875         25.84033203         27.22216797
         3/31/99              22.625         25.74462891         27.19335938
          4/1/99              22.625         25.64697266         27.16357422
          4/5/99             22.9375         25.55615234         27.13574219
          4/6/99                22.5         25.45458984         27.10546875
          4/7/99            22.34375         25.35058594         27.07543945
          4/8/99             22.4375         25.24804688          27.0456543
          4/9/99             22.3125         25.14941406         27.01513672
         4/12/99             22.3125          25.0546875         26.98632813
         4/13/99             22.4375         24.96191406         26.95849609
         4/14/99             22.5625         24.87207031         26.93261719
         4/15/99              22.625         24.78417969         26.90771484
         4/16/99              22.625          24.6953125         26.88330078
         4/19/99              22.625         24.60644531         26.85742188
         4/20/99             22.5625         24.51757813         26.83203125
         4/21/99              22.625         24.42871094         26.80712891
         4/22/99             22.5625         24.33886719         26.78076172
         4/23/99              22.625         24.27441406         26.75439453
         4/26/99                22.5         24.20507813         26.72607422
         4/27/99                22.5         24.13476563         26.69677734
         4/28/99              22.375         24.06347656         26.65283203
         4/29/99             22.4375         23.99316406         26.60400391
         4/30/99             22.4375         23.92285156         26.55322266
          5/3/99             22.4375         23.85449219         26.50195313
          5/4/99              22.375         23.78417969         26.45019531
          5/5/99             22.5625         23.71679688         26.39892578
          5/6/99             22.6875         23.65332031         26.34667969
          5/7/99             22.4375         23.59765625         26.28955078
         5/10/99             22.4375         23.54199219         26.23242188
         5/11/99             22.5625         23.49121094         26.17773438
         5/12/99                22.5         23.44335938         26.12158203
         5/13/99             22.4375          23.3984375         26.06494141
         5/14/99             22.4375         23.35449219         26.00830078
         5/17/99             22.5625         23.31542969         25.95068359
         5/18/99              22.375          23.2734375         25.89013672
         5/19/99              22.625         23.23535156         25.83056641
         5/20/99             22.3125         23.19238281         25.76611328
         5/21/99             22.4375         23.15136719         25.70507813
         5/24/99             22.3125           23.109375         25.64208984
         5/25/99            22.34375         23.06787109         25.58032227
         5/26/99              22.625         23.02978516         25.52026367
         5/27/99              21.625         22.97900391         25.45336914
         5/28/99             21.3125         22.92431641         25.38500977
          6/1/99             21.4375         22.86962891         25.32006836
          6/2/99             21.4375         22.81494141         25.25561523
          6/3/99             21.3125         22.76025391         25.19018555
          6/4/99             21.4375         22.70556641          25.1262207
          6/7/99             21.4375         22.65283203         25.06079102
          6/8/99             20.4375         22.58642578         24.98754883
          6/9/99             20.3125         22.51806641         24.91186523
         6/10/99                20.5         22.45361328         24.83691406
         6/11/99            20.34375         22.38085938         24.75756836
         6/14/99                  20         22.30859375         24.67797852
         6/15/99             19.9375         22.23730469         24.59741211
         6/16/99              19.625         22.17089844         24.51342773
         6/17/99             19.4375         22.10302734         24.42993164
         6/18/99              18.625         22.03662109         24.34204102
         6/21/99               18.75         21.97216797          24.2590332
         6/22/99               18.75         21.90869141         24.17651367
         6/23/99             18.8125         21.85009766          24.0949707
         6/24/99             18.6875         21.79052734          24.0144043
         6/25/99             18.5625         21.72900391         23.93261719
         6/28/99             17.8125         21.65478516         23.84521484
         6/29/99              18.125         21.58544922         23.76025391
         6/30/99              18.375         21.51806641         23.67919922
          7/1/99             18.4375         21.45263672         23.59863281
          7/2/99             18.4375         21.38720703         23.51708984
          7/6/99               18.25         21.31396484         23.43505859
          7/7/99               18.25         21.24755859         23.35107422
          7/8/99             18.1875         21.18261719         23.26660156
          7/9/99               18.25          21.1171875         23.18261719
         7/12/99             18.3125          21.0546875         23.10205078
         7/13/99              18.375         20.99316406         23.02392578
         7/14/99            18.21875         20.92724609         22.94458008
         7/15/99             18.3125         20.86083984         22.86645508
         7/16/99               18.25         20.79248047         22.78833008
         7/19/99                18.5         20.72802734         22.71166992
         7/20/99            18.53125          20.6640625         22.63525391
         7/21/99             18.5625          20.6015625         22.55957031
         7/22/99                18.5         20.53710938         22.48291016
         7/23/99             18.4375         20.47265625         22.40576172
         7/26/99               18.25         20.40429688         22.33935547
         7/27/99              18.375         20.33984375         22.27246094
         7/28/99                18.5         20.27734375         22.20605469
         7/29/99             18.3125         20.21386719         22.13867188
         7/30/99             18.3125         20.14941406         22.07128906
          8/2/99             18.4375         20.08691406         22.00488281
          8/3/99             18.3125         20.02246094         21.93847656
          8/4/99            18.09375         19.95556641         21.86987305
          8/5/99             18.4375         19.89111328         21.80395508
          8/6/99             18.3125         19.82275391         21.73803711
          8/9/99             18.4375         19.76025391         21.67895508
         8/10/99            18.34375         19.69628906         21.61914063
         8/11/99                18.5          19.6328125         21.56201172
         8/12/99              18.375         19.56835938         21.50585938
         8/13/99              18.375         19.50488281         21.45166016
         8/16/99              18.375         19.44140625         21.39794922
         8/17/99             18.6875         19.38085938         21.34814453
         8/18/99             18.6875         19.32324219         21.29833984
         8/19/99            18.59375         19.26025391         21.24780273
         8/20/99             18.6875         19.20361328         21.19799805
         8/23/99             18.8125         19.14697266         21.14916992
         8/24/99              18.625         19.08935547         21.09936523
         8/25/99             18.4375         19.02832031          21.0480957
         8/26/99              18.375         18.96191406         20.99584961
         8/27/99             18.4375         18.91210938         20.94555664
         8/30/99             18.3125         18.86523438         20.89477539
         8/31/99               18.25         18.81542969          20.8425293
          9/1/99              18.375         18.76757813         20.79125977
          9/2/99             18.4375         18.72265625         20.74145508
          9/3/99             18.5625         18.67773438         20.69165039
          9/7/99             18.6875         18.63476563         20.64379883
          9/8/99              18.875         18.61035156         20.59838867
          9/9/99              19.125         18.59179688         20.55493164
         9/10/99               19.25         18.57226563         20.51293945
         9/13/99              19.875         18.56494141         20.47290039
         9/14/99             19.9375         18.56396484          20.4362793
         9/15/99            19.90625         18.56347656         20.40039063
         9/16/99                19.5         18.56152344         20.36621094
         9/17/99                19.5             18.5625         20.33276367
         9/20/99                  20         18.58398438         20.31030273
         9/21/99               20.25         18.60742188         20.28979492
         9/22/99              20.375          18.6328125         20.27075195
         9/23/99                20.5         18.65917969         20.25463867
         9/24/99              20.375         18.68554688         20.23803711
         9/27/99             20.4375         18.71484375         20.22192383
         9/28/99             20.9375         18.76367188         20.20922852
         9/29/99             21.0625         18.80957031         20.19750977
         9/30/99             21.0625          18.8515625         20.18481445
         10/1/99            21.15625         18.89404297         20.17333984
         10/4/99            21.15625         18.93652344         20.16186523
         10/5/99              21.125         18.98144531         20.14770508
         10/6/99                20.5         19.01660156         20.13208008
         10/7/99             20.1875         19.04785156         20.11523438
         10/8/99                  20         19.07519531         20.09619141
        10/11/99                  20          19.1015625           20.078125
        10/12/99             19.9375         19.12597656         20.05957031
        10/13/99             19.9375         19.15283203         20.04003906
        10/14/99                  20         19.17919922         20.02001953
        10/15/99                  20         19.20654297         19.99951172
        10/18/99             20.0625         19.23095703         19.97949219
        10/19/99              20.125         19.25585938         19.95996094
        10/20/99                  20         19.27832031         19.93994141
        10/21/99                  20         19.30175781         19.91943359
        10/22/99              20.125           19.328125         19.90039063
        10/25/99             20.1875         19.35839844         19.88134766
        10/26/99             20.1875         19.38671875         19.86328125
        10/27/99             19.9375         19.40917969         19.84326172
        10/28/99                  20         19.43554688         19.82470703
        10/29/99                  20         19.46191406         19.80566406
         11/1/99             19.9375         19.48535156         19.78613281
         11/2/99              19.875         19.50976563         19.76611328
         11/3/99              19.875         19.53759766         19.74658203
         11/4/99              19.875         19.56005859         19.72558594
         11/5/99              19.875         19.58447266         19.70361328
         11/8/99              20.125         19.61083984         19.68554688
         11/9/99             20.1875         19.63964844         19.66796875
        11/10/99             20.1875         19.66601563         19.64941406
        11/11/99                  20         19.69140625         19.62988281
        11/12/99                  20         19.71679688         19.61083984
        11/15/99                  20          19.7421875         19.59179688
        11/16/99                  20         19.76269531         19.57177734
        11/17/99               19.75         19.77929688         19.55126953
        11/18/99             19.8125         19.79833984         19.52929688
        11/19/99              19.875         19.81689453         19.51025391
        11/22/99             19.8125         19.83251953         19.48974609
        11/23/99                19.5         19.84619141         19.46777344
        11/24/99                19.5         19.86279297         19.44555664
        11/26/99              19.625         19.88232422         19.42211914
        11/29/99                19.5         19.89892578         19.40551758
        11/30/99              19.625         19.91943359         19.39233398
         12/1/99                19.5         19.93896484         19.37719727
         12/2/99             19.4375         19.95556641         19.36157227
         12/3/99             19.5625         19.97314453         19.34790039
         12/6/99                  19         19.97998047         19.32885742
         12/7/99             18.9375         19.98388672         19.30932617
         12/8/99             18.3125         19.97509766         19.29272461
         12/9/99             18.3125         19.96240234         19.27709961
        12/10/99              18.313         19.94775391              19.260
        12/13/99              18.375         19.92431641              19.245
        12/14/99              18.375         19.89990234              19.232
        12/15/99              18.250         19.87402344              19.219
        12/16/99              17.750         19.84667969              19.204
        12/17/99              17.250         19.81152344              19.187
        12/20/99              17.063           19.765625              19.175
        12/21/99              17.250            19.71875              19.163
        12/22/99              17.250         19.66992188              19.151
        12/23/99              17.375         19.62109375              19.140
        12/27/99              17.375         19.57421875              19.130
        12/28/99              17.375         19.52636719              19.121
        12/29/99              17.000         19.46484375              19.114
        12/30/99              17.000         19.40136719              19.105
        12/31/99              17.188         19.34082031              19.096
          1/3/00              17.188         19.27880859              19.086
          1/4/00              17.188         19.21679688              19.077
          1/5/00              17.188         19.15527344              19.068
          1/6/00              17.438         19.10742188              19.062
          1/7/00              17.438         19.06445313              19.056
         1/10/00              17.625         19.02734375              19.051
         1/11/00              17.563         18.98925781              19.045
         1/12/00              17.688         18.95410156              19.040
         1/13/00              17.813         18.92089844              19.037
         1/14/00              17.938         18.88867188              19.034
         1/18/00              18.063         18.85839844              19.032
         1/19/00              18.063         18.82714844              19.029
         1/20/00              18.188           18.796875              19.026
         1/21/00              18.125         18.76757813              19.023
         1/24/00              18.375          18.7421875              19.022
         1/25/00              18.250         18.71289063              19.021
         1/26/00              18.375         18.68457031              19.021
         1/27/00              18.500         18.65820313              19.022
         1/28/00              18.375         18.63378906              19.021
         1/31/00              18.250         18.60644531              19.021
          2/1/00              18.031         18.57568359              19.019
          2/2/00              18.250         18.54931641              19.017
          2/3/00              18.000         18.52001953              19.015
          2/4/00              17.750         18.48681641              19.012
          2/7/00              17.563         18.45068359              19.005
          2/8/00              16.625         18.39990234              18.992
          2/9/00              16.625         18.34521484              18.978
         2/10/00              16.250         18.28369141              18.962
         2/11/00              15.938         18.21728516              18.942
         2/14/00              15.688         18.14990234              18.921
         2/15/00              15.688         18.08251953              18.900
         2/16/00              15.438         18.01123047              18.877
         2/17/00              15.438         17.93994141              18.851
         2/18/00              15.375         17.87158203              18.825
         2/22/00              15.375         17.80224609              18.800
         2/23/00              15.375         17.73193359              18.774
         2/24/00              15.563         17.66552734              18.749
         2/25/00              15.375         17.60107422              18.724
         2/28/00              15.500         17.53857422              18.701
         2/29/00              15.375         17.47216797              18.677
          3/1/00              16.000         17.41748047              18.658
          3/2/00              16.000         17.36083984              18.640
          3/3/00              16.250         17.31005859              18.625
          3/6/00              15.813         17.25341797              18.604
          3/7/00              15.875         17.19580078              18.584
          3/8/00              15.438         17.14013672              18.560
          3/9/00              15.000         17.07861328              18.531
         3/10/00              15.438         17.03369141              18.504
         3/13/00              15.438         16.98876953              18.476
         3/14/00              15.688         16.94775391              18.448
         3/15/00              15.875         16.90869141              18.417
         3/16/00              15.875         16.86962891              18.385
         3/17/00              15.813         16.83154297              18.353
         3/20/00              15.813         16.80126953              18.324
         3/21/00              15.813         16.77880859              18.295
         3/22/00              15.813         16.75927734              18.262
         3/23/00              15.813         16.73681641              18.228
         3/24/00              15.938         16.71630859              18.193
         3/27/00              16.000         16.69482422              18.158
         3/28/00              16.000         16.67333984              18.124
         3/29/00              15.250         16.64013672              18.083
         3/30/00              13.938         16.59228516              18.029
         3/31/00              11.438         16.50537109              17.953
          4/3/00              12.375         16.43017578              17.885
          4/4/00              12.500         16.35693359              17.818
          4/5/00              12.125         16.27783203              17.747
          4/6/00              12.438         16.20361328              17.679
          4/7/00              13.000         16.13427734              17.621
         4/10/00              13.000         16.06494141              17.565
         4/11/00              13.125         15.99462891              17.511
         4/12/00              13.063         15.92431641              17.457
         4/13/00              12.813         15.84814453              17.401
         4/14/00              12.875         15.77099609              17.346
         4/17/00              12.875         15.69189453              17.290
         4/18/00              13.000         15.61279297              17.236
         4/19/00              13.063         15.53466797              17.181
         4/20/00              13.063         15.45458984              17.126
         4/24/00              13.000         15.37451172              17.071
         4/25/00              13.000         15.29052734              17.016
         4/26/00              12.813         15.20556641              16.959
         4/27/00              12.875         15.11962891              16.902
         4/28/00              13.063         15.03466797              16.846
          5/1/00              13.125         14.95263672              16.793
          5/2/00              11.500         14.84716797              16.727
          5/3/00              11.125         14.73925781              16.657
          5/4/00              10.875         14.62402344              16.587
          5/5/00              11.000         14.51464844              16.517
          5/8/00              11.500         14.41699219              16.452
          5/9/00              11.938         14.32910156              16.390
         5/10/00              11.125         14.24316406              16.322
         5/11/00              11.000         14.15527344              16.250
         5/12/00              11.000         14.07324219              16.178
         5/15/00              11.000         13.99609375              16.107
         5/16/00              11.000         13.92285156              16.036
         5/17/00              11.250         13.85351563              15.968
         5/18/00              10.500         13.77636719              15.894
         5/19/00              10.625         13.70117188              15.821
         5/22/00              10.688         13.62792969              15.750
         5/23/00              10.500         13.55175781              15.677
         5/24/00              10.750         13.47949219              15.606
         5/25/00              11.000         13.40820313              15.537
         5/26/00              11.000         13.33984375              15.470
         5/30/00              11.125         13.27148438              15.405
         5/31/00              11.125         13.20507813              15.339
          6/1/00              11.250         13.13085938              15.274
          6/2/00              11.250         13.05664063              15.209
          6/5/00              11.188         12.97753906              15.144
          6/6/00              11.188         12.90527344              15.079
          6/7/00              10.938           12.828125              15.012
          6/8/00              10.938          12.7578125              14.949
          6/9/00              10.969         12.69482422              14.887
         6/12/00              10.688         12.62060547              14.827
         6/13/00              10.438         12.54248047              14.766
         6/14/00              10.156         12.45605469              14.702
         6/15/00              10.188          12.3671875              14.638
         6/16/00              10.000         12.27539063              14.573
         6/19/00              10.188             12.1875              14.510
         6/20/00              10.250         12.10058594              14.451
         6/21/00              10.250         12.01367188              14.396
         6/22/00              10.250         11.92675781              14.343
         6/23/00               9.750         11.83203125              14.284
         6/26/00               9.375         11.72949219              14.223
         6/27/00               9.125         11.62207031              14.158
         6/28/00               9.000         11.51269531              14.093
         6/29/00               8.938          11.4140625              14.027
         6/30/00               9.000         11.33691406              13.965
          7/3/00               9.000         11.29882813              13.902
          7/5/00               9.063         11.24707031              13.839
          7/6/00               8.938         11.19140625              13.774
          7/7/00               9.063         11.14355469              13.711
         7/10/00               9.063         11.09082031              13.647
         7/11/00               8.938         11.02734375              13.581
         7/12/00               8.438         10.95605469              13.510
         7/13/00               8.000         10.87597656              13.435
         7/14/00               8.063         10.79785156              13.361
         7/17/00               8.188         10.72558594              13.287
         7/18/00               8.500         10.65722656              13.214
         7/19/00               9.938         10.61132813              13.152
         7/20/00               9.875             10.5625              13.088
         7/21/00              10.188         10.51757813              13.026
         7/24/00              10.375         10.47558594              12.965
         7/25/00              10.500         10.43652344              12.906
         7/26/00              10.500         10.39746094              12.844
         7/27/00              10.500         10.36132813              12.783
         7/28/00              10.500         10.32421875              12.722
         7/31/00              10.375         10.28222656              12.658
          8/1/00              10.500         10.24121094              12.597
          8/2/00              10.375         10.22363281              12.535
          8/3/00              10.375         10.21191406              12.476
          8/4/00              10.375         10.20410156              12.414
          8/7/00              10.750         10.20019531              12.357
          8/8/00              10.563         10.18554688              12.301
          8/9/00              10.563          10.1640625              12.247
         8/10/00              10.250         10.15039063              12.197
         8/11/00              10.500         10.14257813              12.149
         8/14/00              10.375          10.1328125              12.103
         8/15/00              10.250         10.12109375              12.059
         8/16/00              10.500         10.11328125              12.018
         8/17/00              10.563         10.10253906              11.978
         8/18/00              10.531         10.10302734              11.940
         8/21/00              10.500         10.10107422              11.901
         8/22/00              10.375         10.09619141              11.862
         8/23/00              10.406         10.09472656              11.823
         8/24/00              10.281         10.08740234              11.783
         8/25/00              10.375         10.07763672              11.743
         8/28/00              10.344         10.06738281              11.704
         8/29/00              10.375         10.05566406              11.664
         8/30/00              10.313         10.04296875              11.624
         8/31/00              10.125         10.02539063              11.578
          9/1/00              10.188         10.00878906              11.533
          9/5/00               9.938         9.989257813              11.483
          9/6/00               9.938         9.969726563              11.438
          9/7/00              10.000         9.955078125              11.392
          9/8/00               9.938         9.939453125              11.349
         9/11/00               9.938         9.923339844              11.309
         9/12/00               9.688         9.907714844              11.264
         9/13/00               9.188         9.888183594              11.215
         9/14/00               8.938         9.869140625              11.163
         9/15/00               8.938         9.849609375              11.108
         9/18/00               8.938         9.833007813              11.054
         9/19/00               8.500         9.806640625              10.997
         9/20/00               8.500         9.779296875              10.940
         9/21/00               8.500         9.751953125              10.883
         9/22/00               8.125             9.71875              10.823
         9/25/00               8.000          9.69140625              10.762
         9/26/00               8.000         9.669921875              10.700
         9/27/00               8.000          9.65234375              10.637
         9/28/00               8.500          9.64453125              10.579
         9/29/00               8.500         9.637695313              10.526
         10/2/00               8.625         9.631835938              10.484
         10/3/00               8.500         9.624023438              10.461
         10/4/00               7.813         9.604492188              10.426
         10/5/00               8.000          9.58984375              10.391
         10/6/00               8.125         9.575195313              10.359
         10/9/00               8.125         9.560546875              10.326
        10/10/00               8.063            9.546875              10.287
        10/11/00               8.313         9.544921875              10.250
        10/12/00               8.438         9.551757813              10.214
        10/13/00               8.313         9.555664063              10.177
        10/16/00               8.313         9.557617188              10.142
        10/17/00               8.313           9.5546875              10.106
        10/18/00               8.313         9.529296875              10.070
        10/19/00               8.063         9.500976563              10.032
        10/20/00               8.219         9.470214844               9.994
        10/23/00               8.063         9.434082031               9.955
        10/24/00               8.063         9.395996094               9.916
        10/25/00               8.125         9.358886719               9.878
        10/26/00               8.125         9.321777344               9.842
        10/27/00               7.938         9.281738281               9.803
        10/30/00               7.938         9.243652344               9.763
        10/31/00               7.938         9.203613281               9.722
         11/1/00               7.375         9.156738281               9.690
         11/2/00               7.375         9.109863281               9.661
         11/3/00               7.250         9.061035156               9.633
         11/6/00               7.250         9.006347656               9.603
         11/7/00               6.500         8.942871094               9.564
         11/8/00               6.563         8.880371094               9.522
         11/9/00               6.563         8.822753906               9.487
        11/10/00               6.000         8.752441406               9.448
        11/13/00               5.875         8.682128906               9.407
        11/14/00               6.438         8.622558594               9.372
        11/15/00               6.438         8.559082031               9.336
        11/16/00               6.688         8.498535156               9.301
        11/17/00               6.625              8.4375               9.270
        11/20/00               6.625         8.376953125               9.239
        11/21/00               6.688         8.319335938               9.208
        11/22/00               6.750         8.262207031               9.178
        11/24/00               6.750          8.20703125               9.147
        11/27/00               7.125             8.15625               9.117
        11/28/00               7.250         8.107910156               9.088
        11/29/00               7.500         8.062988281               9.059
        11/30/00               7.625         8.020996094               9.032
         12/1/00               7.750         7.983886719               9.005
         12/4/00               7.813         7.946777344               8.978
         12/5/00               7.875         7.914550781               8.952
         12/6/00               7.813         7.881347656               8.926
         12/7/00               7.938         7.849121094               8.902
         12/8/00               7.875         7.816894531               8.878
        12/11/00               7.938         7.785644531               8.854
        12/12/00               8.063         7.760253906               8.834
        12/13/00               7.906         7.740234375               8.814
        12/14/00               8.125         7.727539063               8.798
        12/15/00               8.250         7.716796875               8.783
        12/18/00               8.125         7.704101563               8.769
        12/19/00               8.063         7.697265625               8.752
        12/20/00               8.094         7.690917969               8.735
        12/21/00               7.906         7.681640625               8.717
        12/22/00               8.125         7.681640625               8.700
        12/26/00               7.938         7.680664063               8.686

AMBASSADOR Stock Price (12/27/00)            $8.00
3 Month Average Stock Price                   7.68
6 Month Average Stock Price                   8.68


Source:  FactSet Research Systems as of December 27, 2000.


                                             Banc of America Securities    33

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Analysis of Shares Traded - One Year Ending 12/27/00

Shares Traded at Specified Prices

Price Range                                                        Shares Traded    Percent of Shares Traded
 $ 5.88 - $ 8.00                                                      130,100                           10.2%
 $ 8.00 - $10.00                                                      283,600                           22.2%
 $10.00 - $12.00                                                      645,800                           50.5%
 $12.00 - $14.00                                                       52,900                            4.1%
 $14.00 - $16.00                                                       22,400                            1.8%
 $16.00 - $18.50                                                      145,400                           11.45


Cumulative Shares Traded at Specified Prices

Price Range                                                        Shares Traded    Percent of Shares Traded
 $5.88 - $ 8.00                                                       130,100                           10.2%
 $5.88 - $10.00                                                       413,700                           32.3%
 $5.88 - $12.00                                                     1,059,500                           82.8%
 $5.88 - $14.00                                                     1,112,400                           86.9%
 $5.88 - $16.00                                                     1,134,800                           88.6%
 $5.88 - $18.50                                                     1,280,200                          100.0%


Source: FactSet Research Systems as of December 27, 2000. Based on the closing stock price for each day.





                                             Banc of America Securities    34

                                                                 CONFIDENTIAL

Overview of AMBASSADOR
Analysis of Shares Traded - Three Years Ending 12/27/00

Shares Traded at Specified Prices

  Price Range                   Shares Traded     Percent of Shares Traded
 $ 5.88 - $ 8.00                       130,100                        5.3%
 $ 8.00 - $12.00                       929,400                       37.7%
 $12.00 - $16.00                        75,300                        3.1%
 $16.00 - $20.00                       407,500                       16.5%
 $20.00 - $24.00                       186,700                        7.6%
 $24.00 - $28.00                       360,300                       14.6%
 $28.00 - $32.00                       378,800                       15.3%

Cumulative Shares Traded at Specified Prices

 Price Range                    Shares Traded     Percent of Shares Traded
 $5.88 - $ 8.00                        130,100                        5.3%
 $5.88 - $12.00                      1,059,500                       42.9%
 $5.88 - $16.00                      1,134,800                       46.0%
 $5.88 - $20.00                      1,542,300                       62.5%
 $5.88 - $24.00                      1,729,000                       70.1%
 $5.88 - $28.00                      2,089,300                       84.7%
 $5.88 - $32.00                      2,468,100                      100.0%


Source: FactSet Research Systems as of December 27, 2000. Based on the closing stock price for each day.


                                             Banc of America Securities    35

                                                                 CONFIDENTIAL
Overview of AMBASSADOR
AMBASSADOR Ownership Summary



(shares in thousands)
---------------------------------------------------------------------------------------------------------------------------------
                                                                               --------------------------------------------
                                                                                               Adjustments
                                                                               --------------------------------------------
                                                                                    Convertible             Exercisable
                                                     Shares          %            Debentures (c)             Options
-------------------------------------------       -------------  ----------    ----------------------   -------------------

Insider Ownership: (a)
      Benesse Holdings (b)                             6,985.3       73.2%                   1,664.1
      Soichiro Fukutake                                  227.8        2.4%                                            57.3 (d)
                                                  -------------  ----------    ----------------------   -------------------
            Total Benesse Ownership                    7,213.1       75.6%                   1,664.1                  57.3
      Hiromasa Yokoi                                       4.0        0.0%                                            46.2
      Henry James                                          7.7        0.1%                                            20.3
      Jose Alvarino                                        6.2        0.1%                                            15.4
      Apollo                                               0.0        0.0%                   3,025.7
      Other Officers & Directors                          58.5        0.6%                                            29.6
                                                  -------------  ----------    ----------------------   -------------------
            Total Insider Ownership                    7,289.5       76.4%                   4,689.9                 168.7

Institutional Ownership:(e)

      Dimensional Fund Advisors, Inc.                    822.4        8.6%
      Gabelli Group (f)                                  533.5        5.6%
      W.T.G. & Company L.P.                              270.0        2.8%
      Vanguard Group                                     130.7        1.4%
      College Retirement Equities Fund                    77.7        0.8%
      Credit Lyonnais Asset Management                    34.9        0.4%
      General American Small Capital                      31.1        0.3%
      State Street Research and Mgmt.                     26.1        0.3%
      Scudder Small Company Value Fund                    23.9        0.3%
      Northern Trust Company                              23.6        0.2%
      Other Institutional Owners                         102.1        1.1%
                                                  -------------  ----------    ----------------------   -------------------
            Total Institutional Ownership              2,076.0       21.7%                       0.0                   0.0

Other Ownership:                                         181.0        1.9%                       0.0                 119.3
                                                  -------------  ----------    ----------------------   -------------------

Total Ownership: (a)                                   9,546.5      100.0%                   4,689.9                 288.0 (g)
                                                  =============  ==========    ======================   ===================

------------------------------------------------------------------------------------------------------------------------------




                                                  ----------------------------




                                                      Total             %
-------------------------------------------       --------------    ----------

Insider Ownership: (a)
      Benesse Holdings (b)                              8,649.5         59.6%
      Soichiro Fukutake                                   285.1          2.0%
                                                  --------------    ----------
            Total Benesse Ownership                     8,934.5         61.5%
      Hiromasa Yokoi                                       50.2          0.3%
      Henry James                                          28.0          0.2%
      Jose Alvarino                                        21.5          0.1%
      Apollo                                            3,025.7         20.8%
      Other Officers & Directors                           88.1          0.6%
                                                  --------------    ----------
            Total Insider Ownership                    12,148.1         83.6%

Institutional Ownership:(e)

      Dimensional Fund Advisors, Inc.                     822.4          5.7%
      Gabelli Group (f)                                   533.5          3.7%
      W.T.G. & Company L.P.                               270.0          1.9%
      Vanguard Group                                      130.7          0.9%
      College Retirement Equities Fund                     77.7          0.5%
      Credit Lyonnais Asset Management                     34.9          0.2%
      General American Small Capital                       31.1          0.2%
      State Street Research and Mgmt.                      26.1          0.2%
      Scudder Small Company Value Fund                     23.9          0.2%
      Northern Trust Company                               23.6          0.2%
      Other Institutional Owners                          102.1          0.7%
                                                  --------------    ----------
            Total Institutional Ownership               2,076.0         14.3%

Other Ownership:                                          300.3          2.1%
                                                  --------------    ----------

Total Ownership: (a)                                   14,524.4        100.0%
                                                  ==============    ==========

(a) As per AMBASSADOR shareholder list dated March 12, 2001 and draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001.

(b) Includes 13,200 common shares acquired on February 8, 1993 and held in street name.

(c) Assumes conversion of $155 Mm Convertible Debentures, issued March 11, 1999 with conversion price of $33.05, into approximately 4,690,000 common shares.

(d) Includes allocation of common stock awarded to Mr. Fukutake in 1999 in lieu of his participation in the 1999 LTIP.

(e) As per CDA/Spectrum as of March 28, 2001 for the period ending December 31, 2000.

(f) Holdings listed are the aggregate of Gabelli Funds LLC and GAMCO Investors, Inc. and exclude other Gabelli entities for which this data is not available.

(g) Assumes exercise of 288,000 currently exercisable options, at exercise prices between $24.94 - $26.56, as per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001.


                                             Banc of America Securities    36

                                                                 CONFIDENTIAL


Overview of AMBASSADOR
AMBASSADOR Historical Institutional Ownership Summary (a)
Shareholders Owning More than 10,000 Shares on 12/1999 or 12/2000


                                                                 Shares Held On                       Share Change
                                                    ------------------------------------------
Institution or Fund                                              12/2000              12/1999      12/2000 to 12/1999
---------------------------------------------------------------------------------------------------------------------------
Dimensional Fund Advisors, Inc.                                  822,372              503,872                318,500
Gabelli Group (b)                                                533,500              456,500                 77,000
W. T. G. & Company, L.P.                                         270,000              176,500                 93,500
Vanguard Group                                                   130,654              111,154                 19,500
College Retire Equities                                           77,691               96,491                (18,800)
Credit Lyonnais Asset Management                                  34,892                    -                 34,892
General American Small Capital                                    31,100                    -                 31,100
State Street Research & Mgmt                                      26,100                    -                 26,100
Scudder Small Company Value                                       23,900               37,700                (13,800)
Northern Trust Company                                            23,642               31,027                 (7,385)
Mellon Bank Na                                                    20,986               19,086                  1,900
JP Morgan Chase & Co                                              13,500               15,300                 (1,800)
UBS Americas Inc                                                  10,000                    -                 10,000
AXA Financial, Inc.                                                8,300               42,200                (33,900)
Barclays Bank Plc                                                      -               66,890                (66,890)
Conning Asset Management Co                                            -               24,100                (24,100)
First Quadrant L.P.                                                    -               10,000                (10,000)
Grantham Mayo Van Otterloo&Co                                          -               23,600                (23,600)
State Str Corporation                                                  -               14,900                (14,900)
Taunus Corporation                                                     -               14,469                (14,469)
Zurich Scudder Invts, Inc.                                             -               37,700                (37,700)
---------------------------------------------------------------------------------------------------------------------------

(a) As per CDA/Spectrum as of March 28, 2001 for the period ending December 31, 2000.

(b) Holdings listed are comprised of all holdings controlled or deemed to be controlled by the Gabelli Group.



                                             Banc of America Securities    37

                                                                 CONFIDENTIAL


V. AMBASSADOR Reference Range










                                             Banc of America Securities    38

                                                                 CONFIDENTIAL


AMBASSADOR Reference Range
Overview of BAS Valuation Methodology


o BAS reviewed AMBASSADOR's two business units independently and developed per-share valuations for each business, before applying the Company's net debt to the sum of these values

o    Analysis of Selected Publicly Traded Companies

     * Estimates current public market value of businesses based on public trading multiples

     * Educational Services and Training universes of publicly traded companies used in valuation of Language Services

     * Translation and Staffing Services universes of publicly traded companies used in valuation of GlobalNET

o    Analysis of Selected Acquisitions

     * Estimates value of businesses in change of control transaction based on multiples and premiums implied by prior acquisitions

     *    Similar industry universes as publicly traded companies

o    Discounted Cash Flow Analysis

     * Estimates value of firm based on its projected future unlevered free cash flows discounted at a rate reflecting risks inherent in its business and capital structure

     *    BAS reviewed the projections prepared by the Company's management

o    Sensitivities developed based on EBITA growth rates

o Sensitivities developed based on revenue growth rates and operating and balance sheet margins

o Sensitivities developed based on a range of discount rates and terminal year exit multiples





                                             Banc of America Securities    39

                                                                 CONFIDENTIAL


AMBASSADOR Reference Range
Overview of BAS Valuation Methodology (continued)


o BAS also reviewed the premiums implied by the Proposed Transaction as compared with other relevant premiums

o    Premiums paid to selling shareholders of public companies

     *    Acquisitions of outstanding minority stakes by majority shareholders

     *    Acquisitions of control by third party acquirors

o    Premiums paid to price per share prior to the Initial Acquisition
     Proposal: previous day's closing, 1-month, 2-month and 3-month average trading prices

o Premiums paid to historical stock trading: 52-week high, low, and average prices

o Additionally, BAS reviewed the terms of the Company's outstanding debt obligations and minority interest

o    Overall company leverage

o    Debt rankings (e.g. subordination)

o    Prevailing debt market interest rates

o    Conversion, exchange and redemption provisions




                                             Banc of America Securities    40

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

REFERENCE RANGE

($ IN MILLIONS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------



                                               EQUITY VALUE       EQUITY VALUE PER SHARE
                                           --------------------   ----------------------
                                             LOW         HIGH       LOW          HIGH
                                           --------------------   ----------------------
Segment Reference Range
  Language Services-- Debt Free (b)        $ 219.6     $ 334.1    $  23.00      $  35.00
  GlobalNET-- Debt Free (b)                   23.9        43.0        2.50          4.50
    Total Enterprise Value                   243.4       377.1       25.50         39.50
  (Net Debt, at Book Value)                 (173.6)     (173.6)     (18.18)       (18.18)
                                            -------     -------     -------       -------
  Calculation of Equity Value              $  69.8     $ 203.5    $   7.32      $  21.32

                                                        ENTERPRISE VALUE MULTIPLE (2000) (a)
                                                   ----------------------------------------------
                                              REVENUES           EBITDA                    EBIT
                                          ----------------  -------------------   ------------------------
                                            LOW      HIGH       LOW       HIGH         LOW       HIGH
                                          ----------------  -------------------   ------------------------
Segment Reference Range
  Language Services-- Debt Free (b)        0.58x     0.89x      5.5x       8.4x       15.7x     24.0x
  GlobalNET-- Debt Free (b)                0.23      0.41       3.6        6.6        14.6      26.2
    Total Enterprise Value
  (Net Debt, at Book Value)

  Calculation of Equity Value


                                                  TRADING STATISTIC/                  IMPLIED EQUITY VALUE
                                                     PREMIUM PAID                          PER SHARE
                                        --------------------------------------    ----------------------------
ANALYSIS OF SELECTED PREMIUMS PAID         4 WKS PRIOR           1 DAY                  4 WKS          1 DAY
                                        --------------------------------------    ----------------------------
    Cash Buy-Ins (since 1990)             $7.13  / 33.9%      $8.00 / 28.0%             $9.55          $10.24
    Cash Buy-Ins (since 1997)              7.13  / 39.6%       8.00 / 31.9%              9.95           10.55
    Cash Acquisitions (since 1999)         7.13  / 47.1%       8.00 / 33.4%             10.49           10.67


                                                                52-WEEK       52-WEEK
AMBASSADOR TRADING STATISTICS (c)                                 LOW           HIGH
                                                               ---------------------------
                                                                 $ 5.88        $18.50

                                      EQUITY VALUE              EQUITY VALUE PER SHARE
                               ----------------------------    -------------------------
                                    LOW            HIGH           LOW           HIGH
                               ----------------------------    -------------------------
DEBT DISCOUNT                    $       -      $    35.6        $ 0.00        $ 3.73


                                      EQUITY VALUE              EQUITY VALUE PER SHARE
                               ----------------------------    -------------------------
                                    LOW            HIGH           LOW           HIGH
                               ----------------------------    -------------------------
BAS ESTIMATED REFERENCE RANGE    $    95.5      $   190.9        $10.00        $20.00


                                                         ENTERPRISE VALUE MULTIPLE (2000) (a)
                                                    ----------------------------------------------
                                              REVENUES           EBITDA                    EBIT
                                          ----------------  -------------------   ------------------------
                                            LOW      HIGH       LOW       HIGH         LOW       HIGH
                                          ----------------  -------------------   ------------------------
BAS ESTIMATED REFERENCE RANGE              0.56x     0.76x      5.8x       7.8x       17.3x     23.4x


(a) As per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001.

(b) Before accounting for corporate net debt (defined as debt, convertible debt, minority interest, less cash and equivalents) at book value of $173.6 million or $18.18 per share.

(c) As of December 28, 2000, the date of delivery of the Initial Acquisition Proposal.

                                             Banc of America Securities    41

                                                                                                       CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS AT VARIOUS PRICES

($ IN MILLIONS, EXCEPT PER SHARE DATA)

---------------------------------------------------------------------------------------------------------------------------
                                                                           12/27/00                12/28/00
                                                                        PRE-ANNOUNCEMENT         ACQUISITION
                                                                          STOCK PRICE              PROPOSAL
ILLUSTRATIVE PRICE PER AMBASSADOR SHARE                                     $8.00      $10.00       $12.00       $14.00
---------------------------------------------------------------------------------------------------------------------------
Premium / (Discount) to:
  Pre-Announcement Stock Price ($8.00) (12/27/00)                             0.0%       25.0%        50.0%       75.0%
  Initial Acquisition Proposal ($12.00) (12/28/00)                          -33.3%      -16.7%         0.0%       16.7%
  Latest Close ($13.12) (03/28/01)                                          -39.0%      -23.8%        -8.5%        6.7%
  BAS Low Reference Range ($10.00)                                          -20.0%        0.0%        20.0%       40.0%
  BAS High Reference Range ($20.00)                                         -60.0%      -50.0%       -40.0%      -30.0%
DILUTED SHARES OUTSTANDING (Mm) (a)                                         9.547       9.547        9.547       9.547
Number of Shares to be Acquired (Mm) (a) (b)                                2.333       2.333        2.333       2.333
Cost of Shares to be Acquired                                             $  18.7     $  23.3      $  28.0     $  32.7
Equity Value                                                                 76.4        95.5        114.6       133.7
  Plus:  Total Debt & Minority Interest, at Book Value (c)                  216.4       216.4        216.4       216.4
  Less:  Cash & Equivalents (c)                                             (42.8)      (42.8)       (42.8)      (42.8)
                                                                          -------     -------      -------     -------
ENTERPRISE VALUE                                                          $ 250.0     $ 269.1      $ 288.2     $ 307.2
Enterprise Value as a Multiple of:                    Statistic (c)(d)
                                                     ------------------
  Sales                                       2000A     $ 480.2               0.52x        0.56x       0.60x      0.64x
                                              2001P       508.1               0.49         0.53        0.57       0.60
  EBITDA                                      2000A     $  46.5               5.4x        5.8x         6.2x        6.6x
                                              2001P        54.0               4.6         5.0          5.3         5.7
  EBIT                                        2000A     $  15.6              16.0        17.3         18.5        19.7
                                              2001P        18.8              13.3        14.3         15.3        16.3
Illustrative Price per AMBASSADOR Share as a Multiple of:
  Earnings per Share (d)                      2000A       -$0.56                NM           NM          NM          NM
                                              2001P        -0.42                NM           NM          NM          NM

--------------------------------------------------------------------------------------------------------------------------------

                                                                          PROPOSED
                                                                         TRANSACTION
ILLUSTRATIVE PRICE PER AMBASSADOR SHARE                                    $14.50       $16.00        $18.00           $20.00
--------------------------------------------------------------------------------------------------------------------------------
Premium / (Discount) to:
  Pre-Announcement Stock Price ($8.00) (12/27/00)                            81.3%        100.0%        125.0%         150.0%
  Initial Acquisition Proposal ($12.00) (12/28/00)                           20.8%         33.3%         50.0%          66.7%
  Latest Close ($13.12) (03/28/01)                                           10.5%         22.0%         37.2%          52.4%
  BAS Low Reference Range ($10.00)                                           45.0%         60.0%         80.0%         100.0%
  BAS High Reference Range ($20.00)                                         -27.5%        -20.0%        -10.0%           0.0%
DILUTED SHARES OUTSTANDING (Mm) (a)                                         9.547         9.547         9.547          9.547
Number of Shares to be Acquired (Mm) (a) (b)                                2.333         2.333         2.333          2.333
Cost of Shares to be Acquired                                             $  33.8       $  37.3       $  42.0        $  46.7
Equity Value                                                                138.4         152.7         171.8          190.9
  Plus:  Total Debt & Minority Interest, at Book Value (c)                  216.4         216.4         216.4          216.4
  Less:  Cash & Equivalents (c)                                             (42.8)        (42.8)        (42.8)         (42.8)
                                                                          -------       -------       -------        -------
ENTERPRISE VALUE                                                          $ 312.0       $ 326.3       $ 345.4        $ 364.5
Enterprise Value as a Multiple of:                    Statistic (c)(d)
                                                     ------------------
  Sales                                       2000A     $ 480.2               0.65x         0.68x         0.72x          0.76x
                                              2001P       508.1               0.61          0.64          0.68           0.72
  EBITDA                                      2000A     $  46.5               6.7x          7.0x          7.4x           7.8x
                                              2001P        54.0               5.8           6.0           6.4            6.7
  EBIT                                        2000A     $  15.6              20.0          20.9          22.2           23.4
                                              2001P        18.8              16.6          17.3          18.3           19.3
Illustrative Price per AMBASSADOR Share as a Multiple of:
  Earnings per Share (d)                      2000A       -$0.56               NM            NM            NM             NM
                                              2001P        -0.42               NM            NM            NM             NM


(a) Based on 9.547 million shares outstanding and 0.368 million options outstanding with average exercise prices ranging from $24.94 to $30.00, as per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. Calculated pursuant to the treasury stock method.

(b) Assumes holding of 6.985 million shares of outstanding common stock beneficially owned by Benesse Corp. and Benesse Holdings and 0.228 million shares owned by Sochiro Fukutake. This amount does not include shares individually owned by management of Benesse Corp.

(c) As per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001.

(d) 2001 projections as per internal company presentation to the Board of Directors on December 5, 2000.

                                             Banc of America Securities    42

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

LANGUAGE SERVICES DEBT-FREE REFERENCE RANGE (a)(b)


($ IN MILLIONS, EXCEPT PER SHARE DATA)

------------------------------------------------------------------------------------------------------------------------------------
                                                           REFERENCE RANGE       IMPLIED DEBT FREE          IMPLIED DEBT FREE
METHODOLOGY                             STATISTIC (c)        MULTIPLES          ENTERPRISE VALUE (a)  ENTERPRISE VALUE PER SHARE (a)
------------------------------------------------------------------------------------------------------------------------------------
Analysis of Selected Publicly Traded Companies
EDUCATIONAL SERVICES AND TRAINING
  Sales
    2000A                                $ 376.3           0.90x -  1.30x      $ 338.7 -  $ 489.2       $35.48  -  $51.25
    2001P                                  386.7           0.80  -  1.20         309.4 -    464.1        32.41  -   48.61
  EBITDA
    2000A                                $  39.9            6.0x -  9.0x       $ 239.6 -  $ 359.4       $25.10  -  $37.65
    2001P                                   43.5            5.0  -  7.0          217.6 -    304.6        22.79  -   31.91
  EBIT
    2000A                                $  13.9            9.0x -  12.0x      $ 125.5 -  $ 167.3       $13.14  -  $17.53
    2001P                                   15.1            7.0  -  13.0         105.5 -    196.0        11.06  -   20.53
ANALYSIS OF SELECTED ACQUISITIONS
  LTM Sales                              $ 376.3            1.0x -   1.30x     $ 376.3 -  $ 489.2       $39.42  -  $51.25
  LTM EBITDA                                39.9            5.5x -   8.0x        219.6 -    319.5        23.01  -   33.46
  LTM EBIT                                  13.9            8.5  -  11.0         118.5 -    153.4        12.41  -   16.06

DISCOUNTED CASH FLOW ANALYSIS (d)                                         EBITDA EXIT MULTIPLE
                                                                       ----------------------------
  Management Case (c)                                       5.0x  -  7.0x      $ 305.5 -  $ 381.9       $32.00  -  $40.00
  Sensitivity Case - Mgmt Growth, 2000 Margins(e)           5.0   -  7.0         243.4 -    300.7        25.50  -   31.50
                   - Historic Growth, 2000 Margins(f)       5.0   -  7.0         219.6 -    267.3        23.00  -   28.00
                   - 2% Growth, 2000 Margins(g)             5.0   -  7.0         195.7 -    238.7        20.50  -   25.00

BAS ESTIMATED DEBT-FREE REFERENCE RANGE                                        $ 219.6 -  $ 334.1       $23.00  -  $35.00
------------------------------------------------------------------------------------------------------------------------------------

(a) Before accounting for corporate net debt (defined as debt, convertible debt, minority interest, less cash and equivalents) of $173.6 million, at book value, or $18.18 per share.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 2001-2004 per internal company projections presented to the Board of Directors on September 7, 2000, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000.

(d)  Discount rates range from 10.0% to 12.0%.

(e) 2001-2004 sales projections as per internal company presentation to the Board of Directors on September 7, 2000, revised by internal company projections for 2001 presented to the Board of Directors on December 5, 2000. 2001 to 2004 margins of sales are based on 2000 margins.

(f) Projected 2001 to 2004 sales growth based on historical sales growth rates. 2001 to 2004 margins of sales are based on 2000 margins.

(g) Projected 2001 to 2004 sales growth is assumed to be 2%. 2001 to 2004 margins of sales are based on 2000 forecasted margins.

                                             Banc of America Securities    43

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

LANGUAGE SERVICES ANALYSIS AT VARIOUS ENTERPRISE VALUES

($ IN MILLIONS, EXCEPT PER SHARE DATA)


------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATIVE LANGUAGE SERVICES (LS)
DEBT-FREE ENTERPRISE VALUE (a)                    $200.0      $225.0     $250.0    $275.0    $300.0    $325.0   $350.0
------------------------------------------------------------------------------------------------------------------------------------
Implied LS Debt-Free Enterprise
Value per Ambassador Share (b)                    $20.95      $23.57     $26.19    $28.81    $31.43    $34.04   $36.66

Language Services Enterprise
Value as a Multiple of:          LS Statistic (c)
                                 ----------------

   Sales               2000A       $  376.3         0.53x       0.60x      0.66x     0.73x     0.80x     0.86x    0.93x
                       2001P          386.7         0.52        0.58       0.65      0.71      0.78      0.84     0.91

   EBITDA              2000A       $   39.9          5.0x       5.6x        6.3x      6.9x      7.5x      8.1x     8.8x
                       2001P           43.5          4.6        5.2         5.7       6.3       6.9       7.5      8.0

   EBITA               2000A       $   30.0          6.7x       7.5x        8.3x      9.2x     10.0x     10.8x    11.7x
                       2001P           30.3          6.6        7.4         8.2       9.1       9.9      10.7     11.5

   EBIT                2000A       $   13.9         14.3x      16.1x       17.9x     19.7x     21.5x     23.3x    25.1x
                       2001P           15.1         13.3       14.9        16.6      18.2      19.9      21.6     23.2


(a) Before accounting for corporate net debt (defined as debt, convertible debt, minority interest, less cash and equivalents) of $173.6 million, at book value, or $18.18 per share.

(b)  Based on 9.547 million shares outstanding.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 2001 figures per internal company presentation to the Board of Directors on December 5, 2000. Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

                                             Banc of America Securities    44

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

GLOBALNET DEBT-FREE REFERENCE RANGE (a)(b)

($ IN MILLIONS, EXCEPT PER SHARE DATA)

------------------------------------------------------------------------------------------------------------------------------------
                                                    REFERENCE RANGE         IMPLIED DEBT FREE        IMPLIED DEBT FREE
Methodology                         STATISTIC (c)      MULTIPLES          ENTERPRISE VALUE (a)    ENTERPRISE VALUE PER SHARE (a)
------------------------------------------------------------------------------------------------------------------------------------
Analysis of Selected Publicly Traded Companies
TRANSLATION AND STAFFING
    Sales
      2000A                          $ 103.9          0.30x -  0.70x      $ 31.2 -  $ 72.7         $3.26  -   $7.62
      2001P                            121.3          0.25  -  0.60         30.3 -    72.8          3.18  -    7.63
    EBITDA
      2000A                          $   6.5          3.5x -   6.5x       $ 22.9 -  $ 42.6         $2.40  -   $4.46
      2001P                             10.5          2.5  -   5.0          26.3 -    52.7          2.76  -    5.52
    EBIT
      2000A                          $   1.6          5.0x -   8.0x       $  8.2 -  $ 13.1         $0.86  -   $1.37
      2001P                              3.8          3.0  -   6.0          11.3 -    22.6          1.18  -    2.37
ANALYSIS OF SELECTED ACQUISITIONS
    LTM Sales                        $ 103.9          0.60x -  0.80x      $ 62.3 -  $ 83.1         $6.53  -   $8.70
    LTM EBITDA                           6.5          9.0x -   13.0x        58.9 -    85.1          6.17  -    8.92
    LTM EBIT                             1.6          13.0  -  17.0         21.3 -    27.9          2.23  -    2.92

DISCOUNTED CASH FLOW ANALYSIS (d)                                               EBITDA EXIT MULTIPLE
                                                                             ----------------------------
    Management Case (c)                               4.5x -  6.5x        $ 62.1 -  $ 102.6        $6.50  -   $10.75
    Alternative Case/No Acquisitions (e)              4.5  -  6.5           43.0 -     59.7         4.50  -     6.25
    Alternative Case/No Acquisitions, 4% Growth (f)   4.5  -  6.5           11.9 -     19.1         1.25  -     2.00

BAS ESTIMATED DEBT-FREE REFERENCE RANGE                                   $ 23.9 -  $  43.0        $2.50  -   $ 4.50
------------------------------------------------------------------------------------------------------------------------------------

(a) Before accounting for corporate net debt (defined as debt, convertible debt, minority interest, less cash and equivalents) of $173.6 million, at book value, or $18.18 per share.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 2001-2004 per internal company projections presented to the Board of Directors on September 7, 2000, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000.

(d)  Discount rates range from 9.0% to 11.0%.

(e) As per internal company presentation to the Board of Directors on September 7, 2000, no acquisition scenario, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000.

(f) As per internal company presentation to the Board of Directors on September 7, 2000, no acquisition scenario, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000. Projected 2001-2004 sales growth assumed to be 4%.

                                             Banc of America Securities    45

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

GLOBALNET ANALYSIS AT VARIOUS ENTERPRISE VALUES

($ IN MILLIONS, EXCEPT PER SHARE DATA)


------------------------------------------------------------------------------------------------------------------------------------
ILLUSTRATIVE GLOBALNET
DEBT-FREE ENTERPRISE VALUE (a)                            $ 20.0     $ 30.0       $ 40.0      $ 50.0      $ 60.0     $ 70.0
------------------------------------------------------------------------------------------------------------------------------------
Implied GlobalNET Debt-Free
Enterprise Value per AMBASSADOR Share (b)                  $2.10      $3.14        $4.19       $5.24       $ 6.29       $7.33
GlobalNET Enterprise
Value as a Multiple of:               GlobalNET Statistic
                                      -------------------
ACQUISITIONS CASE (c)
   Sales                    2000A         $ 103.9           0.29x      0.39x        0.48x        0.58x       0.67x       0.77x
                            2001P           121.3           0.25       0.33         0.41         0.49        0.58        0.66

   EBITDA                   2000A         $   6.5           4.6x        6.1x         7.6x        9.2x       10.7x       12.2x
                            2001P            10.5           2.8         3.8          4.7         5.7         6.6         7.6

   EBITA                    2000A         $   4.0           7.4x        9.9x        12.4x       14.9x       17.4x       19.9x
                            2001P             6.9           4.3         5.8          7.2         8.7        10.2        11.6

   EBIT                     2000A         $   1.6           18.3x      24.4x        30.5x       36.6x       42.7x       48.8x
                            2001P             3.8            8.0       10.6         13.3        15.9        18.6        21.3


NO ACQUISITIONS CASE (d)
   Sales                    2000A         $ 103.9           0.29x      0.39x        0.48x        0.58x       0.67x       0.77x
                            2001P           106.8           0.28       0.37         0.47         0.56        0.66        0.75

   EBITDA                   2000A         $   6.5           4.6x       6.1x         7.6x         9.2x       10.7x       12.2x
                            2001P             9.1           3.3        4.4          5.5          6.6         7.7         8.7

   EBITA                    2000A         $   4.0           7.5x       9.9x        12.4x        14.9x       17.4x       19.9x
                            2001P             5.5           5.4        7.2          9.0         10.8        12.6        14.5

   EBIT                     2000A         $   1.6          18.3x      24.4x        30.5x        36.6x       42.7x       48.8x
                            2001P             2.4          12.6       16.8         21.0         25.2        29.4        33.6
------------------------------------------------------------------------------------------------------------------------------------

(a) Before accounting for corporate net debt (defined as debt, convertible debt, minority interest, less cash and equivalents) of $173.6 million, at book value, or $18.18 per share.

(b)  Based on 9.547 million shares outstanding.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 2001 figures per internal company presentation to the Board of Directors on December 5, 2000.

(d) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. No acquisition scenario revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000.

                                             Banc of America Securities    46

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES

($ IN MILLIONS)

----------------------------------------------------------------------------------------------------------------------------
                                                                          Enterprise Value as a Multiple of
                                                                 -----------------------------------------------------------
                                                                       Net Sales                       EBITDA
                                     Market Value    Enterprise  ----------------------       --------------------
Company                              of Equity (a)    Value (b)     2000         2001            2000         2001
----------------------------------------------------------------------------------------------------------------------------

EDUCATIONAL SERVICES
ITT Educational Services, Inc.          $ 729.1       $ 658.5       1.89x        1.72x           12.1x        10.6x
Sylvan Learning Systems, Inc.             831.2         622.4       1.97         1.46             9.7          6.9

                                                                  ----------------------------------------------------------
                                                         HIGH       1.97x        1.72x           12.1x        10.6x
                                                      AVERAGE       1.93         1.59            10.9          8.7
                                                       MEDIAN       1.93         1.59            10.9          8.7
                                                          LOW       1.89         1.46             9.7          6.9
                                                                  ----------------------------------------------------------

                                                        COUNT          2            2               2            2
                                                       ST DEV       0.05x        0.19x            1.7x         2.6x

TRAINING
Canterbury Information Technology Inc.  $ 11.4         $ 12.5       0.42x          NA             6.0x          NA
Learning Tree International Inc.         449.5          296.5       1.25         1.16             4.8          6.4
New Horizons Worldwide, Inc.             158.4          154.4       1.08           NA             6.0           NA
Provant Inc.                             132.1          198.0       0.92         0.77             6.5          4.0
Systems & Computer Technology Corp.      304.8          321.9       0.72         0.68             5.6          6.3

                                                                  ----------------------------------------------------------
                                                         HIGH       1.25x        1.16x            6.5x         6.4x
                                                      AVERAGE       0.88         0.87             5.8          5.6
                                                       MEDIAN       0.92         0.77             6.0          6.3
                                                          LOW       0.42         0.68             4.8          4.0
                                                                  ----------------------------------------------------------

                                                        COUNT         5             3               5            3
                                                       ST DEV       0.32x        0.25x            0.6x         1.3x

                                                                --------------------------------------------------------------
                     EDUCATIONAL SERVICES                HIGH       1.97x        1.72x           12.1x        10.6x
                         AND TRAINING                 AVERAGE       1.18         1.16             7.2          6.8
                                                       MEDIAN       1.08         1.16             6.0          6.4
                                                          LOW       0.42         0.68             4.8          4.0
                                                                --------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Enterprise Value as a Multiple of         STOCK PRICE AS A
                                                                 -----------------------------------           MULTIPLE OF:
                                                                                EBIT                       EARNINGS PER SHARE
                                                                      ----------------------            --------------------------
Company                                                                 2000           2001               2000             2001
----------------------------------------------------------------------------------------------------------------------------------

EDUCATIONAL SERVICES
ITT Educational Services, Inc.                                          15.8x          13.6x              26.2x            22.1x
Sylvan Learning Systems, Inc.                                           24.3           16.1               42.8             33.3

                                                                  ----------------------------------------------------------------
                                                         HIGH           24.3x          16.1x              42.8x            33.3x
                                                      AVERAGE           20.0           14.8               34.5             27.7
                                                       MEDIAN           20.0           14.8               34.5             27.7
                                                          LOW           15.8           13.6               26.2             22.1
                                                                  ----------------------------------------------------------------

                                                        COUNT              2              2                  2                2
                                                       ST DEV            6.0x           1.8x              11.7x             7.9x

TRAINING
Canterbury Information Technology Inc.                                  12.0x            NA               11.1x              NA
Learning Tree International Inc.                                         5.4            7.9               11.6             14.1
New Horizons Worldwide, Inc.                                             8.5             NA               14.5             11.4
Provant Inc.                                                             9.7            5.3               12.1              8.0
Systems & Computer Technology Corp.                                     10.9           14.9               18.8             21.4

                                                                  ----------------------------------------------------------------
                                                         HIGH           12.0x          14.9x              18.8x            21.4x
                                                      AVERAGE            9.3            9.4               13.6             13.7
                                                       MEDIAN            9.7            7.9               12.1             12.7
                                                          LOW            5.4            5.3               11.1              8.0
                                                                  ----------------------------------------------------------------

                                                        COUNT              5              3                  5                4
                                                       ST DEV            2.5x           4.9x               3.2x             5.7x

                                                                  ----------------------------------------------------------------
                     EDUCATIONAL SERVICES                HIGH           24.3x          16.1x              42.8x            33.3x
                         AND TRAINING                 AVERAGE           12.4           11.6               19.6             18.4
                                                       MEDIAN           10.9           13.6               14.5             17.8
                                                          LOW            5.4            5.3               11.1              8.0
                                                                  ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------


(a)  Based on closing stock prices on March 28, 2001.

(b) Calculated as Market Value plus total debt, minority interest and preferred stock, less cash & equivalents.

                                             Banc of America Securities    47

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES

($ IN MILLIONS)

-------------------------------------------------------------------------------------------------------------------------
                                                                             Enterprise Value as a Multiple of
                                                                   ------------------------------------------------------
                                   Market Value      Enterprise         Net Sales                  EBITDA
COMPANY                            OF EQUITY (a)       VALUE (b)          2000         2001       2000         2001
-------------------------------------------------------------------------------------------------------------------------

TRANSLATION
Alpnet Inc. (c)                          $ 23.8          $ 29.2           0.58x          NA         NM           NA
Lionbridge Technologies                    85.2            93.4           0.81         0.63         NM          8.1

STAFFING
Butler International Inc. (c)            $ 30.7         $ 117.0           0.27x          NA        5.2x          NA
CDI Corp                                  229.5           273.4           0.16         0.15        3.3          2.4
Charles River Associates, Inc.             82.5            64.3           0.76         0.57        4.4          2.5
Comforce Corp. (c)                         31.4           217.7           0.45           NA        6.3           NA
Hall Kinion & Associates Inc.              80.5            38.0           0.13         0.12        1.4          1.2
kforce.com Inc.                           184.6           182.8           0.23         0.24        9.3          4.9
On Assignment Inc.                        457.2           390.7           2.00         1.65       13.2         11.1
RCM Technologies Inc.                      36.1            80.2           0.27         0.22        3.4          2.3
Watson Wyatt & Co Holdings                533.1           471.9           0.71         0.64        6.7          5.0

                                                                   ------------------------------------------------------
                                       STAFFING            HIGH           2.00x        1.65x      13.2x        11.1x
                                                        AVERAGE           0.55         0.51        5.9          4.2
                                                         MEDIAN           0.27         0.24        5.2          2.5
                                                            LOW           0.13         0.12        1.4          1.2
                                                                   ------------------------------------------------------
                                                          COUNT              9            7          9            7
                                                         ST DEV          0.59x        0.54x       3.6x         3.4x

                                                                   ------------------------------------------------------
                       TRANSLATION AND STAFFING            HIGH           2.00x        1.65x      13.2x        11.1x
                                                        AVERAGE           0.58         0.53        5.9          4.7
                                                         MEDIAN           0.45         0.41        5.2          3.7
                                                            LOW           0.13         0.12        1.4          1.2
                                                                   ------------------------------------------------------
                                                          COUNT             11            8          9            8
                                                         ST DEV          0.53x        0.50x       3.6x         3.4x
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                               Enterprise Value as a Multiple of   STOCK PRICE AS A
                                                              ----------------------------------     MULTIPLE OF:
                                                                          EBIT                    EARNINGS PER SHARE
COMPANY                                                                 2000           2001           2000              2001
-----------------------------------------------------------------------------------------------------------------------------

TRANSLATION
Alpnet Inc. (c)                                                           NM             NA             NM                NA
Lionbridge Technologies                                                   NM             NM             NM              21.9

STAFFING
Butler International Inc. (c)                                            8.4x            NA            7.4x              6.5x
CDI Corp                                                                 4.6            3.2            7.0               6.8
Charles River Associates, Inc.                                           5.2            2.8            9.9              12.0
Comforce Corp. (c)                                                       8.2             NA             NM                NA
Hall Kinion & Associates Inc.                                            1.6            1.4            5.5               5.0
kforce.com Inc.                                                           NM            9.3             NM              16.8
On Assignment Inc.                                                      13.9           11.6           23.8              19.9
RCM Technologies Inc.                                                    4.7            2.9            2.3                NA
Watson Wyatt & Co Holdings                                               9.5            6.6           16.6              11.9

                                                                   ----------------------------------------------------------
                                       STAFFING            HIGH         13.9x          11.6x          23.8x             19.9x
                                                        AVERAGE          7.0            5.4           10.4              11.3
                                                         MEDIAN          6.7            3.2            7.4              11.9
                                                            LOW          1.6            1.4            2.3               5.0
                                                                   ----------------------------------------------------------
                                                          COUNT            8              7              7                 7
                                                         ST DEV         3.8x           3.8x           7.4x              5.6x

                                                                   ----------------------------------------------------------
                       TRANSLATION AND STAFFING            HIGH         13.9x          11.6x          23.8x             21.9x
                                                        AVERAGE          7.0            5.4           10.4              12.6
                                                         MEDIAN          6.7            3.2            7.4              12.0
                                                            LOW          1.6            1.4            2.3               5.0
                                                                   ----------------------------------------------------------
                                                          COUNT            8              7              7                 8
                                                         ST DEV         3.8x           3.8x           7.4x              6.4x
-----------------------------------------------------------------------------------------------------------------------------


(a)  Based on closing stock prices on March 28, 2001.

(b) Calculated as Market Value plus total debt, minority interest and preferred stock, less cash & equivalents.

(c) 2000 data represents Latest Twelve Months statistics due to lack of forward projections and the absence of calendar year-end 2000 data.

                                             Banc of America Securities    48

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES

($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------

                                                                        LTM Margins                  CAGR 1998 - 2000
                                            Market Value   ------------------------------------  ----------------------------
Company                                     of Equity (a)      EBITDA       EBIT     NET INC.     NET SALES    EBITDA
-----------------------------------------------------------------------------------------------------------------------------

EDUCATIONAL SERVICES
ITT Educational Services, Inc.                   $ 729.1        15.6%      12.0%         7.9%          9.2%     12.7%
Sylvan Learning Systems, Inc.                      831.2        20.3%       8.1%         7.5%         13.1%      (0.1)%

                                                           ------------------------------------------------------------------
                                                    HIGH        20.3%      12.0%         7.9%         13.1%     12.7%
                                                 AVERAGE        17.9%      10.1%         7.7%         11.2%      6.3%
                                                  MEDIAN        17.9%      10.1%         7.7%         11.2%      6.3%
                                                     LOW        15.6%       8.1%         7.5%          9.2%      (0.1)%
                                                           ------------------------------------------------------------------

TRAINING
Canterbury Information Technology Inc.            $ 11.4         7.0%       3.5%         3.6%         56.6%     77.7%
Learning Tree International Inc.                   449.5        26.4%      23.0%        17.0%          9.4%     49.5%
New Horizons Worldwide, Inc.                       158.4        18.2%      12.7%         7.7%         40.2%     44.0%
Provant Inc.                                       132.1        14.2%       9.5%         5.0%        142.7%        NM
Systems & Computer Technology Corp.                304.8        12.9%       6.6%         3.8%          3.9%     (19.4)%

                                                           ------------------------------------------------------------------
                                                    HIGH        26.4%      23.0%        17.0%        142.7%     77.7%
                                                 AVERAGE        15.7%      11.1%         7.4%         50.6%     37.9%
                                                  MEDIAN        14.2%       9.5%         5.0%         40.2%     46.7%
                                                     LOW         7.0%       3.5%         3.6%          3.9%     (19.4)%
                                                           ------------------------------------------------------------------

                                                           ------------------------------------------------------------------
                    EDUCATIONAL SERVICES            HIGH        26.4%      23.0%        17.0%        142.7%     77.7%
                            AND TRAINING         AVERAGE        16.4%      10.8%         7.5%         39.3%     27.4%
                                                  MEDIAN        15.6%       9.5%         7.5%         13.1%     28.4%
                                                     LOW         7.0%       3.5%         3.6%          3.9%     (19.4)%
                                                           ------------------------------------------------------------------

AMBASSADOR LANGUAGE SERVICES                                    10.6%       3.7%           NA          3.4%      (2.7)%
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PROJECTED           TOTAL DEBT &
                                                               CAGR 1998 - 2000           5-Year EPS%          Pfd./Market
                                                          -------------------------
Company                                                        EBIT     NET INC.         GROWTH RATE (b)       CAPITALIZATION
----------------------------------------------------------------------------------------------------------------------------------

EDUCATIONAL SERVICES
ITT Educational Services, Inc.                                11.8%         9.9%              19.2%                   0.0%
Sylvan Learning Systems, Inc.                                 (10.2)%       4.2%              21.0%                  20.4%

                                                          ------------------------------------------------------------------------
                                                    HIGH      11.8%         9.9%              21.0%                  20.4%
                                                 AVERAGE       0.8%         7.0%              20.1%                  10.2%
                                                  MEDIAN       0.8%         7.0%              20.1%                  10.2%
                                                     LOW      (10.2)%       4.2%              19.2%                   0.0%
                                                          ------------------------------------------------------------------------

TRAINING
Canterbury Information Technology Inc.                           NM        34.9%                 NA                  17.8%
Learning Tree International Inc.                              94.7%        87.7%              25.0%                   0.0%
New Horizons Worldwide, Inc.                                  45.9%        36.4%              30.0%                   0.1%
Provant Inc.                                                     NM           NM              20.0%                  51.7%
Systems & Computer Technology Corp.                           (39.9)%      (50.4)%            22.5%                  25.8%

                                                          ------------------------------------------------------------------------
                                                    HIGH      94.7%        87.7%              30.0%                  51.7%
                                                 AVERAGE      33.6%        27.1%              24.4%                  19.1%
                                                  MEDIAN      45.9%        35.6%              23.8%                  17.8%
                                                     LOW      (39.9)%      (50.4)%            20.0%                   0.0%
                                                          ------------------------------------------------------------------------

                                                          ------------------------------------------------------------------------
                    EDUCATIONAL SERVICES            HIGH      94.7%        87.7%              30.0%                  51.7%
                            AND TRAINING         AVERAGE      20.5%        20.4%              22.9%                  16.5%
                                                  MEDIAN      11.8%        22.4%              21.8%                  17.8%
                                                     LOW      (39.9)%      (50.4)%            19.2%                   0.0%
                                                          ------------------------------------------------------------------------

AMBASSADOR LANGUAGE SERVICES                                  (13.7)%         NA                 NA                     NA
----------------------------------------------------------------------------------------------------------------------------------

(a)  Based on closing stock prices on March 28, 2001.
(b)  As per First Call consensus estimates on March 28, 2001.

                                             Banc of America Securities    49

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES

($ IN MILLIONS)


-----------------------------------------------------------------------------------------------------------------------------------

                                                                         LTM Margins                           CAGR 1998 - 2000
                                           Market Value        ----------------------------------------   -------------------------
Company                                     of Equity (a)         EBITDA         EBIT      NET INC.       NET SALES       EBITDA
-----------------------------------------------------------------------------------------------------------------------------------


TRANSLATION
Alpnet Inc.                                       $ 23.8              NM           NM            NM            1.9%           NM
Lionbridge Technologies                             85.2              NM           NM            NM           43.7%           NM

STAFFING
Butler International Inc.                         $ 30.7            5.2%         3.3%          1.1%            (1.9)%       1.6%
CDI Corp                                           229.5            4.9%         3.5%          1.9%            5.6%         (4.0)%
Charles River Associates, Inc.                      82.5           17.2%        14.7%          9.8%           24.8%        26.5%
Comforce Corp.                                      31.4            7.2%         5.5%          0.0%            2.3%         5.7%
Hall Kinion & Associates Inc.                       80.5            9.5%         7.9%          4.9%           54.5%        69.8%
kforce.com Inc.                                    184.6            2.5%         0.2%            NM            8.1%        (45.6)%
On Assignment Inc.                                 457.2           15.1%        14.5%          9.9%           21.2%        29.2%
RCM Technologies Inc.                               36.1            8.0%         5.7%          5.2%           21.2%        14.7%
Watson Wyatt & Co Holdings                         533.1           10.5%         7.5%          4.5%           10.4%         (4.7)%

                                                            -----------------------------------------------------------------------
                                STAFFING            HIGH           17.2%        14.7%          9.9%           54.5%        69.8%
                                                 AVERAGE            8.9%         7.0%          4.7%           16.3%        10.4%
                                                  MEDIAN            8.0%         5.7%          4.7%           10.4%         5.7%
                                                     LOW            2.5%         0.2%          0.0%            (1.9)%      (45.6)%
                                                            -----------------------------------------------------------------------

                                                            -----------------------------------------------------------------------
               TRANSLATION AND STAFFING             HIGH           17.2%        14.7%          9.9%           54.5%        69.8%
                                                 AVERAGE            8.9%         7.0%          4.7%           17.4%        10.4%
                                                  MEDIAN            8.0%         5.7%          4.7%           10.4%         5.7%
                                                     LOW            2.5%         0.2%          0.0%            (1.9)%      (45.6)%
                                                            -----------------------------------------------------------------------

AMBASSADOR GLOBALNET                                                5.6%         1.0%            NA           11.0%         (9.0)%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              CAGR 1998 - 2000               PROJECTED           TOTAL DEBT &
                                                           ---------------------------     5-Year EPS%          Pfd./Market
Company                                                         EBIT      NET INC.         GROWTH RATE (B)       CAPITALIZATION
------------------------------------------------------------------------------------------------------------------------------------


TRANSLATION
Alpnet Inc.                                                       NM       1241.2%                        NA                  37.1%
Lionbridge Technologies                                        58.0%         65.7%                     60.0%                  29.3%

STAFFING
Butler International Inc.                                      (13.6)%       (29.4)%                   31.5%                 284.6%
CDI Corp                                                       (11.4)%       (13.6)%                      NA                  23.9%
Charles River Associates, Inc.                                 23.6%         21.3%                     12.5%                   2.4%
Comforce Corp.                                                  3.5%         (65.8)%                   15.0%                 616.1%
Hall Kinion & Associates Inc.                                  73.6%         82.1%                     27.5%                   0.2%
kforce.com Inc.                                                (84.9)%          NM                     12.5%                   0.0%
On Assignment Inc.                                             29.8%         30.4%                     26.7%                   0.0%
RCM Technologies Inc.                                           1.5%         25.9%                     15.0%                 131.1%
Watson Wyatt & Co Holdings                                      3.8%            NM                     14.5%                   0.1%

                                                           -------------------------------------------------------------------------
                                STAFFING            HIGH       73.6%         82.1%                     31.5%                 616.1%
                                                 AVERAGE        2.9%          7.3%                     19.4%                 117.6%
                                                  MEDIAN        3.5%         21.3%                     15.0%                   2.4%
                                                     LOW       (84.9)%       (65.8)%                   12.5%                   0.0%
                                                           -------------------------------------------------------------------------

                                                           -------------------------------------------------------------------------
               TRANSLATION AND STAFFING             HIGH       73.6%       1241.2%                     60.0%                 616.1%
                                                 AVERAGE        8.4%        150.9%                     23.9%                 102.3%
                                                  MEDIAN        3.7%         25.9%                     15.0%                  23.9%
                                                     LOW       (84.9)%       (65.8)%                   12.5%                   0.0%
                                                           -------------------------------------------------------------------------

AMBASSADOR GLOBALNET                                           25.4%            NA                        NA                     NA
------------------------------------------------------------------------------------------------------------------------------------

(a)  Based on closing stock prices on March 28, 2001.
(b)  As per First Call consensus estimates on March 28, 2001.

                                             Banc of America Securities    50

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS OF SELECTED ACQUISITIONS:  LANGUAGE SERVICES

($ IN MILLIONS, EXCEPT PER SHARE DATA)

-------------------------------------------------------------------------------------------------------------------------
                                                                                              ENTERPRISE VALUE
                                                                                             AS A MULTIPLE OF:
                                                                 VALUE OF:          -----------------------------------
ACQUIROR/                                      ANN.     --------------------------    LTM           LTM           LTM
    TARGET COMPANY                             DATE      EQUITY        ENTERPRISE     SALES        EBITDA         EBIT
-------------------------------------------------------------------------------------------------------------------------
Career Education Corp.
    Edutrek International, Inc.            10/24/00        $ 44.0       $ 76.7          1.12x         NM           NM
Boron, Lepore & Associates, Inc.
    Armand Scott Inc.                       6/29/00           9.0          8.1          0.59         5.3          5.4
Provant, Inc.
    Project Management Services, Inc.       3/23/99          21.9         27.5          2.04        24.2         27.9
CBT Group
    Knowledge Well                         12/10/98          59.7         55.0          1.15          NM           NM
Sylvan Learning Systems, Inc.
    Canter and Associates, Inc.              2/3/98          25.0         25.0          1.25          NA           NA
Apollo Group
    College for Financial Planning          8/22/97          35.0         35.1          2.07         7.9          8.5
AMBASSADOR
    ELS Educational Inc.                    7/23/97          95.0         94.5          1.51          NM           NM
Sylvan Learning Systems, Inc.
    Educational Inroads                     4/17/97          28.4         28.4          1.18          NA           NA
Kohlberg Kravis Roberts & Co.
    KinderCare Learning Centers Inc.        10/4/96         405.2        557.9          1.01         6.3         11.0

                                                                                          SUMMARY MULTIPLES & PREMIUMS
                                                                                     ------------------------------------------
                                                                         High           2.07x       24.2x        27.9x
                                                                      Average           1.32        11.0         13.2
                                                                       Median           1.18         7.1          9.8
                                                                          Low           0.59         5.3          5.4
                                                                                     ------------------------------------------


----------------------------------------------------------------------------------------------------
                                                     EQUITY VALUE
                                                  AS A MULTIPLE OF:
                                             -------------------------
ACQUIROR/                                          LTM           BOOK           PREMIUMS PAID
    TARGET COMPANY                               NET INC.        VALUE        1-DAY        4-WKS.
----------------------------------------------------------------------------------------------------
Career Education Corp.
    Edutrek International, Inc.                    NM             2.4x       65.3%          32.3%
Boron, Lepore & Associates, Inc.
    Armand Scott Inc.                             6.1             3.3           NA             NA
Provant, Inc.
    Project Management Services, Inc.            34.2            18.9           NA             NA
CBT Group
    Knowledge Well                                 NM            17.2           NA             NA
Sylvan Learning Systems, Inc.
    Canter and Associates, Inc.                    NA              NA           NA             NA
Apollo Group
    College for Financial Planning                 NA              NA           NA             NA
AMBASSADOR
    ELS Educational Inc.                         38.9              NM           NA             NA
Sylvan Learning Systems, Inc.
    Educational Inroads                            NA              NA           NA             NA
Kohlberg Kravis Roberts & Co.
    KinderCare Learning Centers Inc.             19.0             1.6        24.6%          36.1%

                                                        SUMMARY MULTIPLES & PREMIUMS
                                        ------------------------------------------------------
                                  High           38.9x           18.9x       65.3%          36.1%
                               Average           24.5             8.7        45.0%          34.2%
                                Median           26.6             3.3        45.0%          34.2%
                                   Low            6.1             1.6        24.6%          32.3%
                                        ------------------------------------------------------

                                             Banc of America Securities    51

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS OF SELECTED ACQUISITIONS:  GLOBALNET

($ IN MILLIONS, EXCEPT PER SHARE DATA)

----------------------------------------------------------------------------------------------------------------------
                                                                                            ENTERPRISE VALUE
                                                                                           AS A MULTIPLE OF:
                                                            VALUE OF:            -------------------------------------
ACQUIROR/                                ANN.       -------------------------         LTM           LTM          LTM
    TARGET COMPANY                       DATE        EQUITY      ENTERPRISE         SALES        EBITDA         EBIT
----------------------------------------------------------------------------------------------------------------------
COMSYS Int'l Technology
    Cotelligent IT Staffing Unit      6/16/00        $ 116.5         $ 126.5         0.54x            NM          NM
Vedior NV
    Acsys, Inc                        4/17/00           70.4           110.8         0.68           12.8        22.2
Investor Group
    Metamore IT Services               9/7/99          325.0           325.0         0.67             NA          NA
Vedior NV
    Select Appointments PLC            9/1/99        1,799.7         1,799.7         1.30           10.1        21.9
Adecco SA
    Olsten                            8/18/99          680.4         1,440.6         0.29            8.6        16.4
TMP Worldwide, Inc
    LAI Worldwide, Inc                3/11/99           71.1            47.1         0.54             NM          NM
CompuWare Corp
    Data Processing Resources         6/24/99          368.5           450.3         1.49           13.3        13.3
Interim Services
    Norrell Corp                      3/25/99          430.5           538.4         0.38            8.7         8.7
StaffMark Inc
    Robert Walters PLC                8/18/98          171.9           171.9         0.77           11.3        12.7
TMP Worldwide, Inc
    Morgan & Banks                    8/17/98          193.1           199.0         1.00           16.1        17.2
Corporate Services Group PLC
    Corestaff Services                 6/9/98          250.0           250.0           NA             NA          NA
Romac Int'l Inc
    Source Services Corp               2/2/98          454.9           429.3         1.46           21.1        24.1


                                                                                      SUMMARY MULTIPLES & PREMIUMS
                                                                             ----------------------------------------------
                                                                      High           1.49x          21.1x       24.1x
                                                                   Average           0.83           12.8        17.0
                                                                    Median           0.68           12.1        16.8
                                                                       Low           0.29            8.6         8.7
                                                                             ----------------------------------------------


--------------------------------------------------------------------------------------------
                                             EQUITY VALUE
                                          AS A MULTIPLE OF:
                                      -------------------------
ACQUIROR/                                   LTM          BOOK           PREMIUMS PAID
    TARGET COMPANY                      NET INC.        VALUE       1-DAY        4-WKS.
----------------------------------------------------------------------------------------
COMSYS Int'l Technology
    Cotelligent IT Staffing Unit              NM           NA          NA            NA
Vedior NV
    Acsys, Inc                               0.8          2.1       81.8%        166.7%
Investor Group
    Metamore IT Services                      NA           NA          NA            NA
Vedior NV
    Select Appointments PLC                 35.5           NA       18.5%         29.4%
Adecco SA
    Olsten                                  39.0          0.9       (7.9)%         1.4%
TMP Worldwide, Inc
    LAI Worldwide, Inc                        NM          1.0       38.0%         53.8%
CompuWare Corp
    Data Processing Resources               21.1          2.3       95.9%         40.1%
Interim Services
    Norrell Corp                            12.3          1.8       27.0%          2.6%
StaffMark Inc
    Robert Walters PLC                      20.7           NA          NA            NA
TMP Worldwide, Inc
    Morgan & Banks                          29.0           NA          NA            NA
Corporate Services Group PLC
    Corestaff Services                        NA           NA          NA            NA
Romac Int'l Inc
    Source Services Corp                    43.2          7.7       51.1%         59.7%

                                                   SUMMARY MULTIPLES & PREMIUMS
                                      --------------------------------------------------
                                High        43.2x         7.7x      95.9%        166.7%
                             Average        25.2          2.6       43.5%         50.5%
                              Median        25.0          2.0       38.0%         40.1%
                                 Low         0.8          0.9       (7.9)%         1.4%
                                      --------------------------------------------------

                                             Banc of America Securities    52

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

DISCOUNTED CASH FLOW ANALYSIS -  SENSITIVITY ANALYSIS

($ IN MILLIONS, EXCEPT PER SHARE DATA)


-----------------------------------------------------------------------------------------------------------------------------

                                                IMPLIED ENTERPRISE                            IMPLIED EQUITY VALUE PER
                                             VALUE AT DCF MIDPOINT (a)                       SHARE AT DCF MIDPOINT (a)
                          --------------------------------------------------------   ----------------------------------------
 Language Services                 Without                           With                   WITHOUT                WITH
 EBITA Growth Rate                GlobalNet                     GlobalNet (b)              GLOBALNET          GLOBALNET (b)
 Average 2000-2004
------------------------------------------------------------------------------------------------------------------------------

        0.0%                           $ 226.0                $ 261.5                          $5.49                 $9.20
------------------------------------------------------------------------------------------------------------------------------
        1.0% (d)                         234.3                  269.8                           6.36                 10.08
        2.0% (e)                         242.9                  278.4                           7.26                 10.98
------------------------------------------------------------------------------------------------------------------------------
        3.0%                             251.7                  287.2                           8.18                 11.90
        4.0%                             260.8                  296.3                           9.14                 12.85
        5.0%                             270.2                  305.7                          10.12                 13.83
        6.0%                             279.8                  315.3                          11.12                 14.84
        7.0%                             289.7                  325.2                          12.16                 15.88
        8.0%                             299.8                  335.3                          13.22                 16.94
        9.0%                             310.2                  345.7                          14.31                 18.03
       10.0%                             321.0                  356.5                          15.44                 19.16
------------------------------------------------------------------------------------------------------------------------------
       11.0% (f)                         332.0                  367.5                          16.59                 20.31
       12.0% (f)                         343.3                  378.8                          17.77                 21.49
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------




 Language Services              IMPLIED LANGUAGE           IMPLIED 2004 CONSOLIDATED
 EBITA Growth Rate            SERVICES 2004 EBITA             EBITA NO GLOBALNET
 Average 2000-2004                                             ACQUISITIONS (c)
----------------------------------------------------------------------------------------
        0.0%                            $ 30.0                  $39.3
------------------------------------------------------------------------------
        1.0% (d)                          31.2                   40.5
        2.0% (e)                          32.5                   41.7
------------------------------------------------------------------------------
        3.0%                              33.8                   43.0
        4.0%                              35.1                   44.4
        5.0%                              36.5                   45.7
        6.0%                              37.9                   47.1
        7.0%                              39.3                   48.6
        8.0%                              40.8                   50.1
        9.0%                              42.3                   51.6
        0.1%                              43.9                   53.2
------------------------------------------------------------------------------
       11.0% (f)                          45.5                   54.8
       12.0% (f)                          47.2                   56.5
-------------------------------------------------------------------------------



(a) Calculates implied values at 6x EBITDA terminal multiple and 11.0% discount rate. Assumes net debt of $173.6 Mm, at book value or $18.18 per share and
     9.55 Mm shares outstanding.

(b) Assumes a $35.5 Mm enterprise value, $3.50 equity value per share, for the GlobalNET division, based on the midpoint of BAS estimated reference range.

(c) Implied 2004 Consolidated EBITA assumes a GlobalNET 2004 EBITA of $9.1 Mm based on management projections without acquisitions.

(d) Approximates 1994-1999 Language Services EBITA growth. Corporate overhead is allocated according to pre-allocation contribution of sales.

(e) Approximates 1994-2000 Language Services EBITA growth. Corporate overhead is allocated according to pre-allocation contribution of sales.

(f) 11.5% growth approximates projected 2000-2004 Language Services EBITA growth as per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001 and as per internal company presentation to the Board of Directors on September 7, 2000, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000. Corporate overhead is allocated according to pre-allocation contribution of sales.

                                             Banc of America Securities    53

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

LANGUAGE SERVICES DEBT-FREE DISCOUNTED CASH FLOW ANALYSIS -- MANAGEMENT CASE(a)(b)



($ IN MILLIONS, EXCEPT PER SHARE DATA)

---------------------------------------------------------------------------------------------------------------------------------
                                                                   HISTORICAL (c)                         HISTORICAL (c)
                                                  --------------------------------------------------      ------------
FISCAL YEARS ENDING DECEMBER 31,                        1996         1997        1998         1999              2000
---------------------------------------------------------------------------------------------------------------------------------
Sales                                                 $ 292.7      $ 313.4     $ 352.1      $ 350.8           $ 376.3
EBITDA                                                     NA         39.7        43.2         37.0              39.9
EBITA                                                    31.0         33.3        35.6         27.8              30.0
         Less: Cash Taxes (d)                              NA           NA        (4.5)        (3.7)            (11.9)
                                                          ---          ---        -----        -----            ------
EBIAT                                                      NM           NM        31.1         24.0              18.1
         Plus:  Depreciation                               NA          6.4         7.5          9.2               9.9
         Less:  Capital Expenditures                       NA        (12.3)      (15.4)       (18.2)            (16.0)
         Less:  Change in Net Working Capital              NA           NA        (0.5)         9.9               1.8
                                                          ---          ---        -----        ----              ----

UNLEVERED FREE CASH FLOW                                   NM           NM        22.8         24.9              13.9
                                                           ==           ==       =====        =====             =====

Sales Growth                                             0.8%         7.1%       12.3%        -0.4%              7.3%
EBITDA Margin                                              NA        12.7%       12.3%        10.5%             10.6%
EBITA Margin                                            10.6%        10.6%       10.1%         7.9%              8.0%
Tax Rate                                                   NA        19.0%       73.8%       448.0%             39.7%
Capital Expenditures / Sales                               NA        -3.9%       -4.4%        -5.2%             -4.2%
Depreciation / Sales                                       NA         2.0%        2.1%         2.6%              2.6%
Change in Net Working Capital / Sales                      NA           NA       -0.1%         2.8%              0.5%

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                  PROJECTED (c)                      1996 - 2000     2000 - 2004
                                                -------------------------------------------------- --------------  --------------
FISCAL YEARS ENDING DECEMBER 31,                   2001         2002        2003         2004          CAGR            CAGR
-------------------------------------------------------------------------------------------------- --------------  --------------
Sales                                               $ 386.7      $ 435.4     $ 478.5      $ 528.2           6.5%            8.8%
EBITDA                                                 43.5         51.5        60.0         72.6                          16.1%
EBITA                                                  30.3         34.2        38.7         46.9          -0.8%           11.8%
         Less: Cash Taxes (d)                         (12.3)       (11.6)      (13.4)       (16.7)                            NM
                                                      ------       ------      ------       ------
EBIAT                                                  18.0         22.6        25.2         30.2                          13.6%
         Plus:  Depreciation                           13.2         17.3        21.4         25.7                          26.8%
         Less:  Capital Expenditures                  (27.1)       (23.2)      (24.7)       (26.3)                            NM
         Less:  Change in Net Working Capital          1.8          2.6         1.4          0.3                          -34.1%
                                                       ----         ----        ----         ----

UNLEVERED FREE CASH FLOW                               5.9         19.3        23.3         29.9                           21.2%
                                                       ====        =====       =====        =====

Sales Growth                                           2.8%        12.6%        9.9%        10.4%
EBITDA Margin                                         11.3%        11.8%       12.5%        13.8%
EBITA Margin                                           7.8%         7.8%        8.1%         8.9%
Tax Rate                                              40.5%        34.0%       34.7%        35.7%
Capital Expenditures / Sales                          -7.0%        -5.3%       -5.2%        -5.0%
Depreciation / Sales                                   3.4%         4.0%        4.5%         4.9%
Change in Net Working Capital / Sales                  0.5%         0.6%        0.3%         0.1%

---------------------------------------------------------------------------------------------------------------------------------


Discount Rate                                                10.0%                                  11.0%
                                                    ---------------------------        ----------------------------
Terminal EBITDA Multiple                               5.0x       6.0x     7.0x            5.0x     6.0x      7.0x
----------------------------------------------------------------------------------------------------------------------
2004 EBITDA                                          $ 72.6    $ 72.6   $ 72.6          $ 72.6   $ 72.6    $ 72.6

Terminal Value                                        363.2     435.8    508.4           363.2    435.8     508.4

         PV of Terminal Value (e)                     248.1     297.7    347.3           239.2    287.1     334.9
         PV of Free Cash Flows (2001 - 2004)(e)       59.3      59.3     59.3            57.8     57.8      57.8
                                                      -----     -----    -----           -----    -----     -----

Implied Debt Free Enterprise Value                    307.4     357.0    406.6           297.0    344.9     392.7

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE(a)      $32.20    $37.39   $42.59          $31.11   $36.13    $41.14
                                                     ======    ======   ======          ======   ======    ======

Implied Multiple of 2000E EBITDA                        7.7       8.9     10.2             7.4      8.6       9.8
Implied Multiple of 2000E Revenue                       0.8       0.9      1.1             0.8      0.9       1.0
Terminal Value as % of Enterprise Value               80.7%     83.4%    85.4%           80.5%    83.2%     85.3%
----------------------------------------------------------------------------------------------------------------------



Discount Rate                                                     12.0%
                                                       ------------------------------
Terminal EBITDA Multiple                                  5.0x       6.0x     7.0x
-------------------------------------------------------------------------------------
2004 EBITDA                                            $ 72.6    $ 72.6    $ 72.6

Terminal Value                                          363.2     435.8     508.4

         PV of Terminal Value (e)                       230.8     277.0     323.1
         PV of Free Cash Flows (2001 - 2004)(e)          56.3      56.3      56.3
                                                        -----     -----     ----

Implied Debt Free Enterprise Value                      287.1     333.3     379.4

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE(a)        $30.08    $34.91    $39.75
                                                       ======    ======    ======

Implied Multiple of 2000E EBITDA                          7.2x      8.3x      9.5x
Implied Multiple of 2000E Revenue                         0.8       0.9       1.0
Terminal Value as % of Enterprise Value                 80.4%     83.1%     85.2%
----------------------------------------------------------------------------------

(a) Calculation denotes a debt free Enterprise Value per share. Based on 9.547 million shares outstanding, which excludes the effect of options.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 1996-1999 and 2001-2004 figures per internal company presentation to the Board of Directors on September 7, 2000, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000.

(d) 2000-2004 actual and projected tax rates estimated based on 2000 actual tax rates and company's projections of profit before tax and amortization as per internal company presentation to the Board of Directors on September 7, 2000.

(e)  Present values as of December 31, 2000.

                                             Banc of America Securities    54

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

LANGUAGE SERVICES DEBT-FREE DISCOUNTED CASH FLOW ANALYSIS -- MANAGEMENT GROWTH, 2000 MARGINS (a)(b)

($ IN MILLIONS, EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     HISTORICAL (c)                         HISTORICAL (c)
                                                   ---------------------------------------------------      -------------
Fiscal Years ending December 31,                       1996        1997         1998         1999               2000
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                                   $ 292.7     $ 313.4      $ 352.1      $ 350.8            $ 376.3
EBITDA                                                       NA        39.7         43.2         37.0               39.9
EBITA                                                      31.0        33.3         35.6         27.8               30.0
           Less: Cash Taxes (d)                              NA          NA         (4.5)        (3.7)             (11.9)
                                                            ---         ---         -----        -----             ------
EBIAT                                                        NM          NM         31.1         24.0               18.1
           Plus:  Depreciation                               NA         6.4          7.5          9.2                9.9
           Less:  Capital Expenditures                       NA       (12.3)       (15.4)       (18.2)             (16.0)
           Less:  Change in Net Working Capital              NA          NA         (0.5)         9.9                1.8
                                                            ---         ---         -----        ----               ----

UNLEVERED FREE CASH FLOW                                     NM          NM         22.8         24.9               13.9
                                                             ==          ==        =====        =====              =====

Sales Growth                                               0.8%        7.1%        12.3%        -0.4%               7.3%
EBITDA Margin                                                NA       12.7%        12.3%        10.5%              10.6%
EBITA Margin                                              10.6%       10.6%        10.1%         7.9%               8.0%
Tax Rate                                                     NA       19.0%        73.8%       448.0%              39.7%
Capital Expenditures / Sales                                 NA       -3.9%        -4.4%        -5.2%              -4.2%
Depreciation / Sales                                         NA        2.0%         2.1%         2.6%               2.6%
Change in Net Working Capital / Sales                        NA          NA        -0.1%         2.8%               0.5%

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                   PROJECTED (c)                     1996 - 2000    2000 - 2004
                                                 -------------------------------------------------- ------------- --------------
Fiscal Years ending December 31,                    2001         2002        2003         2004          CAGR          CAGR
--------------------------------------------------------------------------------------------------- ------------- --------------

Sales                                                $ 386.7      $ 435.4     $ 478.5      $ 528.2          6.5%           8.8%
EBITDA                                                  41.0         46.2        50.8         56.0                         8.8%
EBITA                                                   30.8         34.7        38.1         42.1         -0.8%           8.8%
           Less: Cash Taxes (d)                        (12.3)       (14.1)      (15.8)       (17.7)                          NM
                                                       ------       ------      ------       ------
EBIAT                                                   18.5         20.6        22.4         24.4                         7.8%
           Plus:  Depreciation                          10.2         11.5        12.6         14.0                         8.8%
           Less:  Capital Expenditures                 (16.4)       (18.5)      (20.3)       (22.4)                          NM
           Less:  Change in Net Working Capital          1.8          2.1         2.3          2.5                         8.8%
                                                        ----         ----        ----         ----

UNLEVERED FREE CASH FLOW                                14.2         15.7        17.0         18.5                          7.5%
                                                        =====        =====       =====        =====

Sales Growth                                            2.8%        12.6%        9.9%        10.4%
EBITDA Margin                                          10.6%        10.6%       10.6%        10.6%
EBITA Margin                                            8.0%         8.0%        8.0%         8.0%
Tax Rate                                               39.9%        40.7%       41.4%        41.9%
Capital Expenditures / Sales                           -4.2%        -4.2%       -4.2%        -4.2%
Depreciation / Sales                                    2.6%         2.6%        2.6%         2.6%
Change in Net Working Capital / Sales                   0.5%         0.5%        0.5%         0.5%

--------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                         10.0%                           11.0%
                                                         ----------------------------       ----------------------------
Terminal EBITDA Multiple                                    5.0x       6.0x     7.0x           5.0x       6.0x     7.0x
-----------------------------------------------------------------------------------------------------------------------------

2004 EBITDA                                              $ 56.0    $ 56.0    $ 56.0         $ 56.0    $ 56.0    $ 56.0

Terminal Value                                            280.2     336.3     392.3          280.2     336.3     392.3

           PV of Terminal Value (e)                       191.4     229.7     268.0          184.6     221.5     258.4
           PV of Free Cash Flows (2001 - 2004)(e)          51.2      51.2      51.2           50.1      50.1      50.1
                                                          -----     -----     -----          -----     -----     -----

Implied Debt Free Enterprise Value                        242.6     280.9     319.2          234.7     271.6     308.5

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE(a)          $ 25.42   $ 29.43   $ 33.44        $ 24.58   $ 28.45   $ 32.32
                                                          ======    ======    ======         ======    ======    ======

Implied Multiple of 2000E EBITDA                            6.1x      7.0x      8.0x           5.9x      6.8x      7.7x
Implied Multiple of 2000E Revenue                           0.6       0.7       0.8            0.6       0.7       0.8
Terminal Value as % of Enterprise Value                   78.9%     81.8%     84.0%          78.7%     81.6%     83.8%
-----------------------------------------------------------------------------------------------------------------------------


Discount Rate                                                              12.0%
                                                            -------------------------------
Terminal EBITDA Multiple                                         5.0x       6.0x     7.0x
-------------------------------------------------------------------------------------------

2004 EBITDA                                                     $ 56.0    $ 56.0    $ 56.0

Terminal Value                                                   280.2     336.3     392.3

           PV of Terminal Value (e)                              178.1     213.7     249.3
           PV of Free Cash Flows (2001 - 2004)(e)                 49.0      49.0      49.0
                                                                 -----     -----     ----

Implied Debt Free Enterprise Value                               227.1     262.7     298.3

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE(a)                 $23.79    $27.52    $31.25
                                                                 =====     =====     =====

Implied Multiple of 2000E EBITDA                                   5.7x      6.6x      7.5x
Implied Multiple of 2000E Revenue                                  0.6       0.7       0.8
Terminal Value as % of Enterprise Value                          78.4%     81.4%     83.6%
-------------------------------------------------------------------------------------------

(a) Calculation denotes a debt free Enterprise Value per share. Based on 9.547 million shares outstanding, which excludes the effect of options.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 1996-1999 figures and 2001-2004 sales as per internal company presentation to the Board of Directors on September 7, 2000, revised by internal company projections for 2001 presented to the Board of Directors on December 5, 2000. 2001 to 2004 margins of sales are based on 2000 margins.

(d) 2000-2004 actual and projected tax rates estimated based on 2000 actual tax rate and company's projections of profit before tax and amortization as per internal company presentation to the Board of Directors on September 7, 2000.

(e)  Present values as of December 31, 2000.

                                             Banc of America Securities    55

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

LANGUAGE SERVICES DEBT-FREE DISCOUNTED CASH FLOW ANALYSIS -- HISTORICAL GROWTH, 2000 MARGINS (A)(B)

($ IN MILLIONS, EXCEPT PER SHARE DATA)
----------------------------------------------------------------------------------------------------------------------------
                                                                     HISTORICAL (c)                       HISTORICAL (c)
                                                  -------------------------------------------------      ------------
Fiscal Years ending December 31,                       1996         1997        1998         1999            2000
----------------------------------------------------------------------------------------------------------------------------

Sales                                                $ 292.7      $ 313.4     $ 352.1      $ 350.8         $ 376.3
EBITDA                                                    NA         39.7        43.2         37.0            39.9
EBITA                                                   31.0         33.3        35.6         27.8            30.0
           Less: Cash Taxes (d)                           NA           NA        (4.5)        (3.7)          (11.9)
                                                         ---          ---        -----        -----          ------
EBIAT                                                     NM           NM        31.1         24.0            18.1
           Plus:  Depreciation                            NA          6.4         7.5          9.2             9.9
           Less:  Capital Expenditures                    NA        (12.3)      (15.4)       (18.2)          (16.0)
           Less:  Change in Net Working Capital           NA           NA        (0.5)         9.9             1.8
                                                         ---          ---        -----        ----            ----

UNLEVERED FREE CASH FLOW                                  NM           NM        22.8         24.9            13.9
                                                          ==           ==       =====        =====           =====

Sales Growth                                            0.8%         7.1%        12.3%        -0.4%            7.3%
EBITDA Margin                                             NA        12.7%        12.3%        10.5%           10.6%
EBITA Margin                                           10.6%        10.6%        10.1%         7.9%            8.0%
Tax Rate                                                  NA        19.0%        73.8%       448.0%           39.7%
Capital Expenditures / Sales                              NA        -3.9%        -4.4%        -5.2%           -4.2%
Depreciation / Sales                                      NA         2.0%         2.1%         2.6%            2.6%
Change in Net Working Capital / Sales                     NA           NA        -0.1%         2.8%            0.5%

----------------------------------------------------------------------------------------------------------------------------

($ IN MILLIONS, EXCEPT PER SHARE DATA)
------------------------------------------------------------------------------------------------------------------------------
                                                                  PROJECTED (c)                    1996 - 2000     2000 - 2004
                                                ------------------------------------------------- ------------- --------------
Fiscal Years ending December 31,                   2001         2002        2003         2004          CAGR           CAGR
----------------------------------------------------------------------------------------------- ------------- ----------------

Sales                                            $ 386.7      $ 411.8     $ 438.5      $ 466.9          6.5%            5.5%
EBITDA                                              41.0         43.7        46.5         49.5                          5.5%
EBITA                                               30.8         32.8        34.9         37.2         -0.8%            5.5%
           Less: Cash Taxes (d)                    (12.3)       (13.2)      (14.3)       (15.3)
                                                   ------       ------      ------       ------
EBIAT                                               18.5         19.6        20.7         21.9                          4.9%
           Plus:  Depreciation                      10.2         10.9        11.6         12.3                          5.5%
           Less:  Capital Expenditures             (16.4)       (17.5)      (18.6)       (19.8)
           Less:  Change in Net Working Capital      1.8          2.0         2.1          2.2                          5.5%
                                                    ----         ----        ----         ----

UNLEVERED FREE CASH FLOW                            14.2         14.9        15.8         16.6                          4.7%
                                                   =====        =====       =====        =====

Sales Growth                                        2.8%         6.5%        6.5%         6.5%
EBITDA Margin                                      10.6%        10.6%       10.6%        10.6%
EBITA Margin                                        8.0%         8.0%        8.0%         8.0%
Tax Rate                                           39.9%        40.3%       40.8%        41.2%
Capital Expenditures / Sales                       -4.2%        -4.2%       -4.2%        -4.2%
Depreciation / Sales                                2.6%         2.6%        2.6%         2.6%
Change in Net Working Capital / Sales               0.5%         0.5%        0.5%         0.5%

-----------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                         10.0%                                     11.0%
                                                      --------------------------------------    ------------------------------------
Terminal EBITDA Multiple                                   5.0x       6.0x     7.0x                    5.0x       6.0x     7.0x
------------------------------------------------------------------------------------------------------------------------------------
2004 EBITDA                                             $ 49.5       $ 49.5       $ 49.5           $ 49.5      $ 49.5       $ 49.5

Terminal Value                                           247.7        297.3        346.8            247.7       297.3        346.8

           PV of Terminal Value (e)                      169.2        203.0        236.9            163.2       195.8        228.5
           PV of Free Cash Flows (2001 - 2004)  (e)       48.4         48.4         48.4             47.4        47.4         47.4
                                                         -----        -----        -----            -----       -----        -----

Implied Debt Free Enterprise Value                       217.6        251.5        285.3            210.6       243.2        275.8

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE    (a)     $22.80       $26.34       $29.89           $22.06      $25.48       $28.90
                                                        ======       ======       ======           ======      ======       ======

Implied Multiple of 2000E EBITDA                           5.5x         6.3x         7.1x             5.3x        6.1x         6.9x
Implied Multiple of 2000E Revenue                          0.6          0.7          0.8              0.6         0.6          0.7
Terminal Value as % of Enterprise Value                  77.7%        80.7%        83.0%            77.5%       80.5%        82.8%
------------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                             12.0%
                                                       ----------------------------------------
Terminal EBITDA Multiple                                     5.0x       6.0x             7.0x
-----------------------------------------------------------------------------------------------
2004 EBITDA                                               $ 49.5        $ 49.5          $ 49.5

Terminal Value                                             247.7         297.3           346.8

           PV of Terminal Value (e)                        157.4         188.9           220.4
           PV of Free Cash Flows (2001 - 2004)  (e)         46.4          46.4            46.4
                                                           -----         -----           ----

Implied Debt Free Enterprise Value                         203.8         235.3           266.8

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE    (a)       $21.35        $24.65          $27.94
                                                          ======        ======          ======

Implied Multiple of 2000E EBITDA                             5.1x          5.9x            6.7x
Implied Multiple of 2000E Revenue                            0.5           0.6             0.7
Terminal Value as % of Enterprise Value                    77.3%         80.3%           82.6%
-----------------------------------------------------------------------------------------------

(a) Calculation denotes a debt free Enterprise Value per share. Based on 9.547 million shares outstanding, which excludes the effect of options.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 1996-1999 and 2001-2004 figures as per internal company presentation to the Board of Directors on September 7, 2000, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000. Projected 2002 to 2004 sales growth based on historical sales growth rates. 2002 to 2004 margins of sales are based on 2000 margins.

(d) 2000-2004 actual and projected tax rates estimated based on company's 2000 actual tax rate and projections of profit before tax and amortization as per internal company presentation to the Board of Directors on September 7, 2000.

(e)  Present values as of December 31, 2000.

                                             Banc of America Securities    56

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

LANGUAGE SERVICES DEBT-FREE DISCOUNTED CASH FLOW ANALYSIS -- 2% GROWTH, 2000 MARGINS (a)(b)

($ IN MILLIONS, EXCEPT PER SHARE DATA)
-----------------------------------------------------------------------------------------------------------------
                                                                HISTORICAL (c)                   HISTORICAL (c)
                                                ----------------------------------------------   ------------
Fiscal Years ending December 31,                  1996         1997        1998         1999        2000
-----------------------------------------------------------------------------------------------------------------
Sales                                           $ 292.7      $ 313.4     $ 352.1      $ 350.8     $ 376.3
EBITDA                                               NA         39.7        43.2         37.0        39.9
EBITA                                              31.0         33.3        35.6         27.8        30.0
           Less: Cash Taxes (d)                      NA           NA        (4.5)        (3.7)      (11.9)
                                                    ---          ---        -----        -----      ------
EBIAT                                                NM           NM        31.1         24.0        18.1
           Plus:  Depreciation                       NA          6.4         7.5          9.2         9.9
           Less:  Capital Expenditures               NA        (12.3)      (15.4)       (18.2)      (16.0)
           Less:  Change in Net Working Capital      NA           NA        (0.5)         9.9         1.8
                                                    ---          ---        -----        ----        ----

UNLEVERED FREE CASH FLOW                             NM           NM        22.8         24.9        13.9
                                                     ==           ==       =====        =====       =====

Sales Growth                                       0.8%         7.1%       12.3%        -0.4%        7.3%
EBITDA Margin                                        NA        12.7%       12.3%        10.5%       10.6%
EBITA Margin                                      10.6%        10.6%       10.1%         7.9%        8.0%
Tax Rate                                             NA        19.0%       73.8%       448.0%       39.7%
Capital Expenditures / Sales                         NA        -3.9%       -4.4%        -5.2%       -4.2%
Depreciation / Sales                                 NA         2.0%        2.1%         2.6%        2.6%
Change in Net Working Capital / Sales                NA           NA       -0.1%         2.8%        0.5%

-----------------------------------------------------------------------------------------------------------------

($ IN MILLIONS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------------------------------------------------------
                                                                   PROJECTED (c)                     1996 - 2000    2000 - 2004
                                                 -------------------------------------------------- ------------- -------------
Fiscal Years ending December 31,                    2001         2002        2003         2004          CAGR           CAGR
------------------------------------------------------------------------------------------------ ------------- ----------------
Sales                                             $ 383.9      $ 391.5     $ 399.4      $ 407.4          6.5%            2.0%
EBITDA                                               40.7         41.5        42.4         43.2                          2.0%
EBITA                                                30.6         31.2        31.8         32.5         -0.8%            2.0%
           Less: Cash Taxes (d)                     (12.2)       (12.5)      (12.8)       (13.1)
                                                    ------       ------      ------       ------
EBIAT                                                18.4         18.7        19.1         19.4                          1.7%
           Plus:  Depreciation                       10.1         10.3        10.5         10.8                          2.0%
           Less:  Capital Expenditures              (16.3)       (16.6)      (16.9)       (17.3)
           Less:  Change in Net Working Capital       1.8          1.9         1.9          1.9                          2.0%
                                                     ----         ----        ----         ----

UNLEVERED FREE CASH FLOW                             14.1         14.3        14.6         14.8                          1.7%
                                                    =====        =====       =====        =====

Sales Growth                                         2.0%         2.0%        2.0%         2.0%
EBITDA Margin                                       10.6%        10.6%       10.6%        10.6%
EBITA Margin                                         8.0%         8.0%        8.0%         8.0%
Tax Rate                                            39.8%        40.0%       40.1%        40.3%
Capital Expenditures / Sales                        -4.2%        -4.2%       -4.2%        -4.2%
Depreciation / Sales                                 2.6%         2.6%        2.6%         2.6%
Change in Net Working Capital / Sales                0.5%         0.5%        0.5%         0.5%

------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                            10.0%                               11.0%
                                                       ----------------------------------  ----------------------------------
Terminal EBITDA Multiple                                 5.0x          6.0x         7.0x       5.0x         6.0x        7.0x
--------------------------------------------------------------------------------------------------------------------------------
2004 EBITDA                                             $ 43.2       $ 43.2       $ 43.2     $ 43.2      $ 43.2       $ 43.2

Terminal Value                                           216.1        259.3        302.6      216.1       259.3        302.6

           PV of Terminal Value (e)                      147.6        177.1        206.7      142.4       170.8        199.3
           PV of Free Cash Flows (2001 - 2004)   (e)      45.7         45.7         45.7       44.7        44.7         44.7
                                                         -----        -----        -----      -----       -----        -----

Implied Debt Free Enterprise Value                       193.3        222.9        252.4      187.1       215.6        244.0

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE     (a)    $20.25       $23.34       $26.44     $19.60      $22.58       $25.56
                                                        ======       ======       ======     ======      ======       ======

Implied Multiple of 2000E EBITDA                           4.8x         5.6x         6.3x       4.7x        5.4x         6.1x
Implied Multiple of 2000E Revenue                          0.5          0.6          0.7        0.5         0.6          0.6
Terminal Value as % of Enterprise Value                  76.4%        79.5%        81.9%      76.1%       79.3%        81.7%
--------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                              12.0%
                                                       -----------------------------------------
Terminal EBITDA Multiple                                     5.0x          6.0x            7.0x
------------------------------------------------------------------------------------------------
2004 EBITDA                                                $ 43.2        $ 43.2          $ 43.2

Terminal Value                                              216.1         259.3           302.6

           PV of Terminal Value (e)                         137.4         164.8           192.3
           PV of Free Cash Flows (2001 - 2004)   (e)         43.8          43.8            43.8
                                                            -----         -----           ----

Implied Debt Free Enterprise Value                          181.1         208.6           236.1

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE     (a)       $18.97        $21.85          $24.73
                                                           ======        ======          ======

Implied Multiple of 2000E EBITDA                              4.5x          5.2x            5.9x
Implied Multiple of 2000E Revenue                             0.5           0.6             0.6
Terminal Value as % of Enterprise Value                     75.8%         79.0%           81.5%
------------------------------------------------------------------------------------------------

(a) Calculation denotes a debt free Enterprise Value per share. Based on 9.547 million shares outstanding, which excludes the effect of options.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 1996-1999 and 2001-2004 figures as per internal company presentation to the Board of Directors on September 7, 2000, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000. Projected 2001 to 2004 sales growth is assumed to be 2%. 2001 to 2004 margins of sales are based on 2000 margins.

(d) 2000-2004 actual and projected tax rates estimated based on 2000 actual tax rate and company's projections of profit before tax and amortization as per internal company presentation to the Board of Directors on September 7, 2000.

(e)  Present values as of December 31, 2000.

                                             Banc of America Securities    57

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

GLOBALNET DEBT-FREE DISCOUNTED CASH FLOW ANALYSIS -- MANAGEMENT CASE INCLUDING ACQUISITIONS (a)(b)


($ IN MILLIONS, EXCEPT PER SHARE DATA)
----------------------------------------------------------------------------------------------------------------------
                                                              HISTORICAL (c)                         HISTORICAL (c)
                                                -----------------------------------------------      -------------
Fiscal Years ending December 31,                   1996         1997         1998        1999               2000
----------------------------------------------------------------------------------------------------------------------
Sales                                              $76.9        $83.8        $84.2       $95.3             $103.9
EBITDA                                                NA          7.4          8.1         5.4                6.5
EBITA                                                3.0          5.2          5.9         3.2                4.0
           Less: Cash Taxes (d)                       NA           NA         (3.0)       (2.3)              (1.9)
                                                     ---          ---         -----       -----              -----
EBIAT                                                 NM           NM          2.9         0.9                2.1
           Plus:  Depreciation                        NA          2.2          2.2         2.2                2.5
           Less:  Capital Expenditures                NA         (2.3)        (3.5)       (2.1)              (3.1)
           Less:  Acquisition Costs                   NA        (90.9)        (3.9)      (11.1)              (2.2)
           Less:  Change in Net Working Capital       NA           NA          5.3        (6.8)              (5.3)
                                                     ---          ---         ----        -----              -----

UNLEVERED FREE CASH FLOW                              NM           NM          3.0       (16.9)              (5.9)
                                                      ==           ==      =======    ========           ========

Sales Growth                                       20.1%         8.9%         0.6%       13.2%               8.9%
EBITDA Margin                                         NA         8.8%         9.7%        5.7%               6.3%
EBITA Margin                                        3.9%         6.2%         7.0%        3.3%               3.9%
Tax Rate                                              NA           NA        50.8%       71.5%              47.6%
Capital Expenditures / Sales                          NA        -2.7%        -4.2%       -2.2%              -2.9%
Depreciation / Sales                                  NA         2.6%         2.7%        2.3%               2.4%
Change in Net Working Capital / Sales                 NA           NA         6.3%       -7.1%              -5.1%

----------------------------------------------------------------------------------------------------------------------

($ IN MILLIONS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------------------------------------------------------
                                                               PROJECTED (c)                       1996 - 2000     2000 - 2004
                                                ------------------------------------------------ --------------  --------------
Fiscal Years ending December 31,                    2001         2002        2003         2004          CAGR            CAGR
------------------------------------------------------------------------------------------------ --------------  --------------
Sales                                             $ 121.3      $ 156.8     $ 186.4      $ 221.8           7.8%           20.9%
EBITDA                                               10.5         15.6        23.9         34.8                          51.9%
EBITA                                                 6.9         11.1        18.4         28.1           7.9%           62.6%
           Less: Cash Taxes (d)                      (3.4)        (4.4)       (7.3)       (11.2)                            NM
                                                     -----        -----       -----       ------
EBIAT                                                 3.6          6.7        11.0         16.9                          68.2%
           Plus:  Depreciation                        3.6          4.5         5.5          6.8                          27.8%
           Less:  Capital Expenditures               (6.1)        (7.3)       (8.7)       (10.5)                            NM
           Less:  Acquisition Costs                 (12.4)       (13.8)      (17.3)       (21.6)                            NM
           Less:  Change in Net Working Capital      (4.4)        (3.2)       (5.6)        (7.1)                            NM
                                                     -----        -----       -----        -----

UNLEVERED FREE CASH FLOW                            (15.8)       (13.1)      (15.0)       (15.5)                         27.5%
                                                 ========      =======    ========     ========

Sales Growth                                        16.8%        29.3%       18.9%        19.0%
EBITDA Margin                                        8.7%        10.0%       12.8%        15.7%
EBITA Margin                                         5.7%         7.1%        9.9%        12.7%
Tax Rate                                            48.6%        39.8%       39.9%        39.9%
Capital Expenditures / Sales                        -5.0%        -4.6%       -4.7%        -4.7%
Depreciation / Sales                                 3.0%         2.9%        3.0%         3.0%
Change in Net Working Capital / Sales               -3.7%        -2.0%       -3.0%        -3.2%

-------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                      9.0%                                 10.0%
                                                   ------------------------------------ -------------------------------------
Terminal EBITDA Multiple                               4.5x        5.5x         6.5x        4.5x         5.5x         6.5x
-------------------------------------------------------------------------------------------------------------------------------

2004 EBITDA                                         $ 34.8      $ 34.8       $ 34.8      $ 34.8       $ 34.8       $ 34.8

Terminal Value                                       156.7       191.6        226.4       156.7        191.6        226.4

           PV of Terminal Value (e)                  111.0       135.7        160.4       107.0        130.8        154.6
           PV of Free Cash Flows (2001 - 2004)(e)    (48.0)      (48.0)       (48.0)      (47.0)       (47.0)       (47.0)
                                                     ------      ------       ------      ------       ------       ------

Implied Debt Free Enterprise Value                    63.0        87.6        112.3        60.0         83.8        107.6

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE  (a)    $6.60       $9.18       $11.77       $6.29        $8.78       $11.27
                                                     =====       =====       ======       =====        =====       ======

Implied Multiple of 2000E EBITDA                      9.6x       13.4x        17.2x        9.2x        12.8x        16.4x
Implied Multiple of 2000E Revenue                     0.6         0.8          1.1         0.6          0.8          1.0
Terminal Value as % of Enterprise Value             176.2%      154.8%       142.8%      178.3%       156.1%       143.7%
-------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                        11.0%
                                                    -----------------------------------------
Terminal EBITDA Multiple                               4.5x           5.5x            6.5x
------------------------------------------------------------------------------------------

2004 EBITDA                                         $ 34.8         $ 34.8          $ 34.8

Terminal Value                                       156.7          191.6           226.4

           PV of Terminal Value (e)                  103.2          126.2           149.1
           PV of Free Cash Flows (2001 - 2004)(e)    (46.0)         (46.0)          (46.0)
                                                     ------         ------          ------

Implied Debt Free Enterprise Value                   57.2           80.1           103.1

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE  (a)    $6.00          $8.40          $10.80
                                                     =====          =====          ======

Implied Multiple of 2000E EBITDA                      8.7x          12.2x           15.8x
Implied Multiple of 2000E Revenue                     0.6            0.8             1.0
Terminal Value as % of Enterprise Value             180.3%         157.4%          144.6%
---------------------------------------------------------------------------------------------


(a) Calculation denotes a debt free Enterprise Value per share. Based on 9.547 million shares outstanding, which excludes the effect of options.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 1996-1999 and 2001-2004 figures as per internal company presentation to the Board of Directors on September 7, 2000, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000.

(d) 2000-2004 actual and projected tax rates estimated based on 2000 actual tax rate and company's projections of profit before tax and amortization as per internal company presentation to the Board of Directors on September 7, 2000.

(e)  Present values as of December 31, 2000.

                                             Banc of America Securities    58

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

GLOBALNET DEBT-FREE DISCOUNTED CASH FLOW ANALYSIS -- MANAGEMENT CASE EXCLUDING ACQUISITIONS (a)(b)

($ IN MILLIONS, EXCEPT PER SHARE DATA)
------------------------------------------------------------------------------------------------------------------------
                                                                   HISTORICAL (c)                     HISTORICAL (c)
                                                 -----------------------------------------------     ------------
Fiscal Years ending December 31,                     1996         1997         1998        1999           2000
------------------------------------------------------------------------------------------------------------------------

Sales                                               $76.9        $83.8        $84.2       $95.4         $103.9
EBITDA                                                 NA          7.4          8.1         5.4            6.5
EBITA                                                 3.0          5.2          5.9         3.2            4.0
           Less: Cash Taxes (d)                        NA           NA         (3.0)       (2.3)          (1.9)
                                                      ---          ---         -----       -----          -----
EBIAT                                                  NM           NM          2.9         0.9            2.1
           Plus:  Depreciation                         NA          2.2          2.2         2.2            2.5
           Less:  Capital Expenditures                 NA         (2.3)        (3.5)       (2.1)          (3.1)
           Less:  Acquisition Costs                    NA        (90.9)        (3.9)      (11.1)             -
           Less:  Change in Net Working Capital        NA           NA          5.3        (6.8)          (5.3)
                                                      ---          ---         ----        -----          -----

UNLEVERED FREE CASH FLOW                               NM           NM         3.0        (16.9)          (3.7)
                                                       ==           ==         ====       ======          =====

Sales Growth                                        20.1%         8.9%         0.6%       13.2%           8.9%
EBITDA Margin                                          NA         8.8%         9.7%        5.7%           6.3%
EBITA Margin                                         3.9%         6.2%         7.0%        3.3%           3.9%
Tax Rate                                               NA           NA        50.8%       71.5%          47.6%
Capital Expenditures / Sales                           NA        -2.7%        -4.2%       -2.2%          -2.9%
Depreciation / Sales                                   NA         2.6%         2.7%        2.3%           2.4%
Change in Net Working Capital / Sales                  NA           NA         6.3%       -7.1%          -5.1%

------------------------------------------------------------------------------------------------------------------------

($ IN MILLIONS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  PROJECTED (c)                     1996 - 2000     2000 - 2004
                                                 ------------------------------------------------ --------------  --------------
Fiscal Years ending December 31,                    2001         2002        2003         2004          CAGR            CAGR
----------------------------------------------------------------------------------------------- --------------  ----------------

Sales                                            $ 106.8      $ 123.7     $ 129.7      $ 135.3           7.8%            6.8%
EBITDA                                               9.1         11.5        13.6         16.0                          25.1%
EBITA                                                5.5          7.0         8.1          9.3           7.9%           23.3%
           Less: Cash Taxes (d)                     (2.7)        (2.8)       (3.2)        (3.7)                            NM
                                                    -----        -----       -----        -----
EBIAT                                                2.8          4.2         4.9          5.6                          27.5%
           Plus:  Depreciation                       3.6          4.5         5.5          6.8                          27.8%
           Less:  Capital Expenditures              (6.1)        (7.2)       (8.7)       (10.4)                            NM
           Less:  Acquisition Costs                    -            -           -            -                             NM
           Less:  Change in Net Working Capital     (4.4)        (2.7)       (4.2)        (4.8)                            NM
                                                    -----        -----       -----        -----

UNLEVERED FREE CASH FLOW                            (4.1)        (1.2)       (2.5)        (2.9)                         -5.9%
                                                    =====        =====       =====        =====

Sales Growth                                        2.8%        15.8%        4.8%         4.3%
EBITDA Margin                                       8.6%         9.3%       10.5%        11.8%
EBITA Margin                                        5.2%         5.7%        6.2%         6.9%
Tax Rate                                           48.6%        39.8%       39.9%        39.9%
Capital Expenditures / Sales                       -5.7%        -5.9%       -6.7%        -7.7%
Depreciation / Sales                                3.4%         3.6%        4.3%         5.0%
Change in Net Working Capital / Sales              -4.2%        -2.2%       -3.3%        -3.5%

------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                          9.0%                                 10.0%
                                                      ------------------------------------  --------------------------------------
Terminal EBITDA Multiple                                   4.5x        5.5x         6.5x        4.5x         5.5x          6.5x
-----------------------------------------------------------------------------------------------------------------------------------

2004 EBITDA                                             $ 16.0      $ 16.0       $ 16.0      $ 16.0       $ 16.0       $ 16.0

Terminal Value                                            72.1        88.2        104.2        72.1         88.2        104.2

           PV of Terminal Value (e)                       51.1        62.5         73.8        49.3         60.2         71.2
           PV of Free Cash Flows (2001 - 2004) (e)        (8.7)       (8.7)        (8.7)       (8.6)        (8.6)        (8.6)
                                                          -----       -----        -----       -----        -----        -----

Implied Debt Free Enterprise Value                        42.4        53.7         65.1        40.7         51.7         62.6

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE   (a)       $4.44       $5.63        $6.82       $4.26        $5.41        $6.56
                                                         =====       =====        =====       =====        =====        =====

Implied Multiple of 2000E EBITDA                           6.5x        8.2x         9.9x        6.2x         7.9x         9.6x
Implied Multiple of 2000E Revenue                          0.4         0.5          0.6         0.4          0.5          0.6
Terminal Value as % of Enterprise Value                 120.6%      116.3%       113.4%      121.0%       116.6%       113.7%
-----------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                              11.0%
                                                        ----------------------------------------
Terminal EBITDA Multiple                                     4.5x           5.5x            6.5x
------------------------------------------------------------------------------------------------

2004 EBITDA                                               $ 16.0         $ 16.0          $ 16.0

Terminal Value                                              72.1           88.2           104.2

           PV of Terminal Value (e)                         47.5           58.1            68.6
           PV of Free Cash Flows (2001 - 2004) (e)          (8.4)          (8.4)           (8.4)
                                                            -----          -----           -----

Implied Debt Free Enterprise Value                          39.1           49.7            60.2

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE   (a)         $4.10          $5.20           $6.31
                                                           =====          =====           =====

Implied Multiple of 2000E EBITDA                             6.0x           7.6x            9.2x
Implied Multiple of 2000E Revenue                            0.4            0.5             0.6
Terminal Value as % of Enterprise Value                   121.4%         116.9%          113.9%
------------------------------------------------------------------------------------------------

(a) Calculation denotes a debt free Enterprise Value per share. Based on 9.547 million shares outstanding, which excludes the effect of options.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the period ended December 31, 2000 as of March 26, 2001. 1996-1999 and 2001-2004 figures per internal company presentation to the Board of Directors on September 7, 2000, no acquisition scenario, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000.

(d) 2000-2004 actual and projected tax rates estimated based on 2000 actual tax rate and company's projections of profit before tax and amortization as per internal company presentation to the Board of Directors on September 7, 2000.

(e)  Present values as of December 31, 2000.

                                             Banc of America Securities    59

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

GLOBALNET DEBT-FREE DISCOUNTED CASH FLOW ANALYSIS -- NO ACQUISITIONS CASE AND 4% GROWTH (a)(b)

($ IN MILLIONS, EXCEPT PER SHARE DATA)
---------------------------------------------------------------------------------------------------------------
                                                              HISTORICAL (c)                   HISTORICAL (c)
                                                 -----------------------------------------    ------------
Fiscal Years ending December 31,                    1996      1997      1998        1999           2000
---------------------------------------------------------------------------------------------------------------
Sales                                             $ 76.9   $ 83.8      $ 84.2      $ 95.4        $ 103.9
EBITDA                                                NA      7.4         8.1         5.4            6.5
EBITA                                                3.0      5.2         5.9         3.2            4.0
           Less: Cash Taxes (d)                       NA       NA        (3.0)       (2.3)          (1.9)
                                                     ---      ---        -----       -----          -----
EBIAT                                                 NM       NM         2.9         0.9            2.1
           Plus:  Depreciation                        NA      2.2         2.2         2.2            2.5
           Less:  Capital Expenditures                NA     (2.3)       (3.5)       (2.1)          (3.1)
           Less:  Acquisition Costs                   NA    (90.9)       (3.9)      (11.1)             -
           Less:  Change in Net Working Capital       NA       NA         5.3        (6.8)          (5.3)
                                                     ---      ---        ----        -----          -----

UNLEVERED FREE CASH FLOW                              NM       NM        3.0        (16.9)          (3.7)
                                                      ==       ==        ====       ======          =====

Sales Growth                                       20.1%     8.9%        0.6%       13.2%           8.9%
EBITDA Margin                                         NA     8.8%        9.7%        5.7%           6.3%
EBITA Margin                                        3.9%     6.2%        7.0%        3.3%           3.9%
Tax Rate                                              NA       NA       50.8%       71.5%          47.6%
Capital Expenditures / Sales                          NA    -2.7%       -4.2%       -2.2%          -2.9%
Depreciation / Sales                                  NA     2.6%        2.7%        2.3%           2.4%
Change in Net Working Capital / Sales                 NA       NA        6.3%       -7.1%          -5.1%

---------------------------------------------------------------------------------------------------------------

($ IN MILLIONS, EXCEPT PER SHARE DATA)
-----------------------------------------------------------------------------------------------------------------------------
                                                                  PROJECTED (c)                    1996 - 2000     2000 - 2004
                                                 ----------------------------------------------- -------------  --------------
Fiscal Years ending December 31,                     2001        2002        2003        2004          CAGR           CAGR
----------------------------------------------------------------------------------------------- -------------  --------------

Sales                                              $ 108.0     $ 112.4     $ 116.8     $ 121.5          7.8%            4.0%
EBITDA                                                 6.8         7.1         7.4         7.7                          4.0%
EBITA                                                  4.2         4.3         4.5         4.7          7.9%            4.0%
           Less: Cash Taxes (d)                       (2.0)       (2.1)       (2.2)       (2.2)                           NM
                                                      -----       -----       -----       -----
EBIAT                                                  2.2         2.3         2.4         2.5                          4.0%
           Plus:  Depreciation                         2.6         2.7         2.8         3.0                          4.0%
           Less:  Capital Expenditures                (3.2)       (3.3)       (3.4)       (3.6)                           NM
           Less:  Acquisition Costs                      -           -           -           -                            NM
           Less:  Change in Net Working Capital       (5.5)       (5.7)       (5.9)       (6.2)                           NM
                                                      -----       -----       -----       -----

UNLEVERED FREE CASH FLOW                              (3.8)       (4.0)       (4.1)       (4.3)                         4.0%
                                                      =====       =====       =====       =====

Sales Growth                                          4.0%        4.0%        4.0%        4.0%
EBITDA Margin                                         6.3%        6.3%        6.3%        6.3%
EBITA Margin                                          3.9%        3.9%        3.9%        3.9%
Tax Rate                                             47.6%       47.6%       47.6%       47.6%
Capital Expenditures / Sales                         -2.9%       -2.9%       -2.9%       -2.9%
Depreciation / Sales                                  2.4%        2.4%        2.4%        2.4%
Change in Net Working Capital / Sales                -5.1%       -5.1%       -5.1%       -5.1%

-----------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                         9.0%                                   10.0%
                                                    ---------------------------------    ------------------------------------
Terminal EBITDA Multiple                                  4.5x        5.5x       6.5x            4.5x        5.5x        6.5x
-------------------------------------------------------------------------------------------------------------------------------

2004 EBITDA                                             $ 7.7       $ 7.7      $ 7.7           $ 7.7       $ 7.7       $ 7.7

Terminal Value                                           34.5        42.1       49.8            34.5        42.1        49.8

           PV of Terminal Value (e)                      24.4        29.8       35.3            23.5        28.8        34.0
           PV of Free Cash Flows (2001 - 2004) (e)      (13.1)      (13.1)     (13.1)          (12.8)      (12.8)      (12.8)
                                                        ------      ------     ------          ------      ------      ------

Implied Debt Free Enterprise Value                       11.3        16.7       22.1            10.7        15.9        21.2

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE   (a)      $1.18       $1.75      $2.32           $1.12       $1.67       $2.22
                                                        =====       =====      =====           =====       =====       =====

Implied Multiple of 2000E EBITDA                          1.7x        2.6x       3.4x            1.6x        2.4x        3.2x
Implied Multiple of 2000E Revenue                         0.1         0.2        0.2             0.1         0.2         0.2
Terminal Value as % of Enterprise Value                216.4%      178.6%     159.3%          220.1%      180.6%      160.7%
-------------------------------------------------------------------------------------------------------------------------------

Discount Rate                                                              11.0%
                                                       ------------------------------------------
Terminal EBITDA Multiple                                       4.5x          5.5x            6.5x
-------------------------------------------------------------------------------------------------

2004 EBITDA                                                  $ 7.7         $ 7.7           $ 7.7

Terminal Value                                                34.5          42.1            49.8

           PV of Terminal Value (e)                           22.7          27.8            32.8
           PV of Free Cash Flows (2001 - 2004) (e)           (12.6)        (12.6)          (12.6)
                                                             ------        ------          ------

Implied Debt Free Enterprise Value                            10.1          15.2            20.2

IMPLIED DEBT FREE VALUE PER AMBASSADOR SHARE   (a)           $1.06         $1.59           $2.12
                                                             =====         =====           =====

Implied Multiple of 2000E EBITDA                               1.5x          2.3x            3.1x
Implied Multiple of 2000E Revenue                              0.1           0.1             0.2
Terminal Value as % of Enterprise Value                     223.9%        182.7%          162.1%
-------------------------------------------------------------------------------------------------

(a) Calculation denotes a debt free Enterprise Value per share. Based on 9.547 million shares outstanding, which excludes the effect of options.

(b) Assumes allocation of corporate overhead and "other, etc." according to pre-allocation contribution to sales.

(c) 2000 figures per draft Form 10-K for the year ended December 31, 2000 as of March 26, 2001. 1996-1999 and 2001-2004 figures per internal company presentation to the Board of Directors on September 7, 2000, no acquisition scenario, revised by company internal projections for 2001 presented to the Board of Directors on December 5, 2000. Projected 2001-2004 sales growth assumed to be 4%.

(d) 2000-2004 actual and projected tax rates estimated based on 2000 actual tax rate and company's projections of profit before tax and amortization as per internal company presentation to the Board of Directors on September 7, 2000.

(e)  Present values as of December 31, 2000.

                                             Banc of America Securities    60

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS OF SELECTED PREMIUMS PAID

-----------------------------------------------------------------------------------------------------------------------------------
AMBASSADOR STOCK PRICE (12/27/00)           $8.00
AMBASSADOR STOCK PRICE 4 WEEKS PRIOR         7.13
                                                                                          PREMIUMS TO CLOSING PRICE
                                                                       ------------------------------------------------------------
                                                                                 One Day Prior                 Four Weeks Prior
                                                                       -----------------------------  -----------------------------
                                                                           AVERAGE         MEDIAN         AVERAGE         MEDIAN
-----------------------------------------------------------------------------------------------------------------------------------

ANALYSIS OF SELECTED MINORITY ACQUISITIONS BY MAJORITY SHAREHOLDERS
          Selected Completed Transactions since 1990 (a)                      28.0%           20.4%          33.9%           27.6%
          Selected Completed Transactions since 1997 (b)                      31.9%           23.5%          39.6%           34.9%


ANALYSIS OF SELECTED THIRD PARTY CASH ACQUISITION TRANSACTIONS
          Selected Completed Acquisitions since 1999 (c)                      33.4%           26.7%          47.1%           40.8%


-----------------------------------------------------------------------------------------------------------------------------------

Source:  Thomson Financial Securities Data Corporation.

(a) Based on 143 completed all cash transactions since 1990 where acquiror owned between 50.1% - 89.9% of target six months prior to transaction.

(b) Based on 63 completed all cash transactions since 1997 where acquiror owned between 50.1% - 89.9% of target six months prior to transaction.

(c) Based on 436 completed cash transactions since 1999 where minimum transaction value was $10.0 Mm.

                                             Banc of America Securities    61

                                                                 CONFIDENTIAL

AMBASSADOR REFERENCE RANGE

ANALYSIS OF PREMIUMS AT VARIOUS PRICES

($ IN MILLIONS, EXCEPT PER SHARE DATA)
-----------------------------------------------------------------------------------------------------------------
                                                              12/27/00                      12/28/00
                                                          PRE-ANNOUNCEMENT                ACQUISITION
                                                            STOCK PRICE                     PROPOSAL
ILLUSTRATIVE PRICE PER AMBASSADOR SHARE                        $8.00          $10.00         $12.00     $14.00
-----------------------------------------------------------------------------------------------------------------
Premium / (Discount) to:
      Pre-Announcement Stock Price ($8.00) (12/27/00)            0.0%           25.0%         50.0%       75.0%
      Initial Acquisition Proposal ($12.00) (12/28/00)         -33.3%          -16.7%          0.0%       16.7%
      Latest Close ($13.12) (03/28/01)                         -39.0%          -23.8%         -8.5%        6.7%
      BAS Low Reference Range ($10.00)                         -20.0%            0.0%         20.0%       40.0%
      BAS High Reference Range ($20.00)                        -60.0%          -50.0%        -40.0%      -30.0%
      1 week Average ($8.01)    (a)                             -0.1%           24.8%         49.8%       74.8%
      52 week High ($18.50)     (a)                            -56.8%          -45.9%        -35.1%      -24.3%
      52 week Low ($5.88)       (a)                             36.2%           70.2%        104.3%      138.3%
      52 week Average ($11.43)  (a)                            -30.0%          -12.5%          5.0%       22.5%
      4 weeks Prior ($7.13)     (a)                             12.2%           40.3%         68.3%       96.4%
      1 month Average ($7.87)   (a)                              1.7%           27.1%         52.5%       77.9%
      2 month Average ($7.40)   (a)                              8.1%           35.1%         62.2%       89.2%
      3 month Average ($7.68)   (a)                              4.2%           30.2%         56.3%       82.3%

($ IN MILLIONS, EXCEPT PER SHARE DATA)
------------------------------------------------------------------------------------------------------

                                                            PROPOSED
                                                           TRANSACTION
ILLUSTRATIVE PRICE PER AMBASSADOR SHARE                       $14.50     $16.00     $18.00     $20.00
------------------------------------------------------------------------------------------------------
Premium / (Discount) to:
      Pre-Announcement Stock Price ($8.00) (12/27/00)          81.3%      100.0%     125.0%    150.0%
      Initial Acquisition Proposal ($12.00) (12/28/00)         20.8%       33.3%      50.0%     66.7%
      Latest Close ($13.12) (03/28/01)                         10.5%       22.0%      37.2%     52.4%
      BAS Low Reference Range ($10.00)                         45.0%       60.0%      80.0%    100.0%
      BAS High Reference Range ($20.00)                       -27.5%      -20.0%     -10.0%      0.0%
      1 week Average ($8.01)    (a)                            81.0%       99.8%     124.7%    149.7%
      52 week High ($18.50)     (a)                           -21.6%      -13.5%      -2.7%      8.1%
      52 week Low ($5.88)       (a)                           146.8%      172.3%     206.4%    240.4%
      52 week Average ($11.43)  (a)                            26.9%       40.0%      57.5%     75.0%
      4 weeks Prior ($7.13)     (a)                           103.4%      124.4%     152.5%    180.5%
      1 month Average ($7.87)   (a)                            84.3%      103.4%     128.8%    154.2%
      2 month Average ($7.40)   (a)                            95.9%      116.2%     143.2%    170.3%
      3 month Average ($7.68)   (a)                            88.8%      108.3%     134.4%    160.4%

(a)   As of 12/28/00, the date of delivery of the Initial Acquisition Proposal.

                                             Banc of America Securities    62

                                                                 CONFIDENTIAL





APPENDIX




                                             Banc of America Securities    63

                                                                 CONFIDENTIAL

DESCRIPTIONS OF SELECTED PUBLICLY TRADED COMPANIES

EDUCATIONAL SERVICES


---------------------------------------------- -------------------------------------------------------------------------------------
COMPANY                                        BUSINESS DESCRIPTION
---------------------------------------------- -------------------------------------------------------------------------------------
ITT Educational Services, Inc.                 ITT Educational Services, Inc. provides technology-orientated post secondary degree programs in the United States. The Company's institutes offer associate, bachelor, and master degree programs, as well as non-degree diploma programs.

---------------------------------------------- -------------------------------------------------------------------------------------
Sylvan Learning Systems, Inc.                  Sylvan Learning Systems, Inc. provides educational services to families, schools, and industry. The Company delivers computer-based testing for academic admissions and professional certifications programs. Sylvan also provides personalized instructional services to students, educational and professional development services under contract to school systems, and other services.
---------------------------------------------- -------------------------------------------------------------------------------------



Source:  Bloomberg Financial Services.

                                             Banc of America Securities    64

                                                                 CONFIDENTIAL

DESCRIPTIONS OF SELECTED PUBLICLY TRADED COMPANIES

TRAINING

--------------------------------------------------------- --------------------------------------------------------------------------
COMPANY                                                   BUSINESS DESCRIPTION
--------------------------------------------------------- --------------------------------------------------------------------------
Canterbury Information Technology, Inc.                   Canterbury Information Technology, Inc. provides information technology services to individuals and corporations. The Company's services include operating computer software training companies and a management training company, as well as developing and selling software. Canterbury seeks to acquire computer software consulting, Internet, and other information technology companies.
--------------------------------------------------------- --------------------------------------------------------------------------
Learning Tree International, Inc.                         Learning Tree International, Inc. provides education and training for corporate information technology professionals. The Company develops, markets, and delivers a library of titles on a variety of computer-related topics, which can also be taken for college credit. Learning Tree also provides testing and certification for many information technology job functions.
--------------------------------------------------------- --------------------------------------------------------------------------
New Horizons Worldwide, Inc.                              New Horizons Worldwide, Inc. owns and franchises computer training centers in the United States, Canada, and other countries. The Company offers instructor-led classes, Web-based training, computer-based training via
                                                          CD-ROM, computer labs, certification exam preparation tools, and free help desk support.
--------------------------------------------------------- --------------------------------------------------------------------------
PROVANT, Inc.                                             PROVANT, Inc. provides performance improvement training services to companies and other corporations, as well as government entities. The
                                                          Company offers both custom and tailored services that are designed to provide measurable results by strengthening the performance and productivity of both individual employees and organizations as a whole.
--------------------------------------------------------- --------------------------------------------------------------------------
Systems & Computer Technology Corporation                 Systems & Computer Technology Corporation provides client/server, mission-critical enterprise software. The Company also provides a series of information technology services for utilities, manufacturing and distribution, government, and higher education.
--------------------------------------------------------- --------------------------------------------------------------------------


Source:  Bloomberg Financial Services.

                                             Banc of America Securities    65

                                                                 CONFIDENTIAL

DESCRIPTIONS OF SELECTED PUBLICLY TRADED COMPANIES

TRANSLATION

--------------------------------------------------------- --------------------------------------------------------------------------
COMPANY                                                   BUSINESS DESCRIPTION
--------------------------------------------------------- --------------------------------------------------------------------------
Alpnet Inc.                                               Alpnet, Inc. provides services and solutions in the global information services sector to businesses involved in international trade. The company's services include translation, software localization, information development, and content creation. Alpent also provides a variety of information consultancy services.

--------------------------------------------------------- --------------------------------------------------------------------------
Lionbridge Technologies, Inc.                             Lionbridge Technologies, Inc. provides globalization and multilingual
                                                          Internet services to technology companies worldwide. The Company's software, test Web, and linguistics engineering groups create and maintain multilingual versions of its clients' software and hardware, as well as
                                                          Web-based technical support, training materials, and sales and marketing information.
--------------------------------------------------------- --------------------------------------------------------------------------

Source:  Bloomberg Financial Services.


                                             Banc of America Securities    66

                                                                 CONFIDENTIAL

DESCRIPTIONS OF SELECTED PUBLICLY TRADED COMPANIES

STAFFING

--------------------------------------------- --------------------------------------------------------------------------------------
COMPANY                                       BUSINESS DESCRIPTION
--------------------------------------------- --------------------------------------------------------------------------------------
Butler International, Inc.                    Butler International, Inc., through its subsidiaries, provides technical and information technology services to companies worldwide. The Company provides strategic outsourcing, project management, and staff augmentation services on a contractual basis. Butler serves clients in a variety of industries such as financial services, telecommunications, brokerage, entertainment, and energy.
--------------------------------------------- --------------------------------------------------------------------------------------
CDI Corporation                               CDI Corporation is a diversified company that provides staffing and outsourcing solutions. The Company operates in four major segments: Information Technology
                                              Services; Technical Services; Management Recruiters; and Todays Staffing. Information
                                              Technology Services provides staffing, managed staffing, project outsourcing and functional outsourcing services in the information technology markets. Technical
                                              Services provides staffing, managed staffing, outsourcing and consulting services in engineering and other technical fields. Management Recruiters provides a search and recruiting service for the permanent employment of management personnel. It also provides temporary management staffing services through several specialized divisions.
                                              Todays Staffing provides temporary administrative, clerical, legal and financial staffing services.
--------------------------------------------- --------------------------------------------------------------------------------------
Charles River Associates                      Charles River Associates (CRA) is an economic and business consulting firm, dispensing advice to law firms, corporations, government agencies, utilities, and other entities.
                                              Its legal and regulatory services cover antitrust litigation, mergers and acquisitions, finance, intellectual property, and environmental disputes, among other areas. CRA's business consulting services include business strategy, market analysis, and technology management. NeuCo, the company's joint venture with Commonwealth Energy
                                              System, provides neural network consulting and software to electric and gas companies.
--------------------------------------------- --------------------------------------------------------------------------------------
Comforce Corporation                          Comforce Corporation provides staffing, consulting, and outsourcing solutions. The company focuses on the high-technology needs of the telecommunications, information technology, and other specialty staffing market sectors.
--------------------------------------------- --------------------------------------------------------------------------------------
Hall, Kinion and Associates                   Hall, Kinion & Associates, Inc. provides specialized IT professionals on a short-term contract and permanent basis, primarily to vendors of Internet technologies and, to a lesser extent, to users of Intranets and Extranets.
--------------------------------------------- --------------------------------------------------------------------------------------
kforce.com                                    kforce.com, Inc. provides staffing services in the specialty areas of information technology, finance and accounting, human resources and operating specialties. The
                                              Company has also set up a separate business unit, kforce.com Interactive, which supports the four functional groups, and works independently to manage and enhance its web-based staffing technology, as well as the development of content and strategic alliances. The organization also focuses on the expansion of the Company's database of candidates, and on introducing and marketing its range of services into geographic markets not fully served by the functional groups.
--------------------------------------------- --------------------------------------------------------------------------------------
On Assignment, Inc.                           On Assignment, Inc. provides quality assignments of temporary professionals in targeted industries. The Company's operations are divided into two segments, Lab
                                              Support and Healthcare Financial Staffing. Lab Support is a nationwide provider of temporary scientific professionals to laboratories in the biotechnology, pharmaceutical, food and beverage, chemical and environmental industries. The
                                              Healthcare Financial Staffing segment provides temporary and permanent placement services of medical billing and collection professionals to the healthcare industry.
--------------------------------------------- --------------------------------------------------------------------------------------

Source:  Bloomberg Financial Services.

                                             Banc of America Securities    67

                                                                 CONFIDENTIAL

DESCRIPTIONS OF SELECTED PUBLICLY TRADED COMPANIES

STAFFING (CONTINUED)


--------------------------------------------------------- --------------------------------------------------------------------------
COMPANY                                                   BUSINESS DESCRIPTION
--------------------------------------------------------- --------------------------------------------------------------------------
RCM Technologies, Inc.                                    RCM Technologies, Inc. is a national provider of business, technology and resource solutions in information technology (IT) and professional engineering to customers in corporate and government sectors. The Company has grown its information technology competencies in the areas of resource augmentation, e-business, enterprise resource planning (ERP) support, network and infrastructure support and knowledge management. RCM's engineering expertise is in the form of technical design, field engineering, field support, procedures development and project and program management. The Company provides its services to clients in banking and finance, healthcare, insurance, pharmaceutical, telecommunications, utility, technology, manufacturing and distribution and government sectors.

--------------------------------------------------------- --------------------------------------------------------------------------
Watson Wyatt & Company                                    Watson Wyatt & Company, together with its subsidiaries, a global provider of human capital consulting services. The Company operates on a geographical basis from offices throughout North America, Asia/Pacific and
                                                          Latin America. The Company provides services in the areas of Employee
                                                          Benefits Consulting, Human Resources (HR) Technologies Consulting and
                                                          Human Capital Consulting.
--------------------------------------------------------- --------------------------------------------------------------------------

Source:  Bloomberg Financial Services.

                                             Banc of America Securities    68

                                                                 CONFIDENTIAL

DESCRIPTIONS OF SELECTED PUBLICLY TRADED COMPANIES

OTHER EDUCATIONAL SERVICES

---------------------------------------------- -------------------------------------------------------------------------------------
COMPANY                                        BUSINESS DESCRIPTION
---------------------------------------------- -------------------------------------------------------------------------------------
Apollo  Group, Inc.                            Apollo Group, Inc. provides higher education programs for working adults. The
                                               Company's subsidiaries include the University of Phoenix, The Institute for
                                               Professional Development, the College for Financial Planning, and Western
                                               International University. Apollo offers accredited degree programs, certificate programs, and customized training at campuses in the United States and Canada.

---------------------------------------------- -------------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc.         Bright Horizons Family Solutions, Inc. provides employer-sponsored child care, early education, and work/life consulting services. The Company manages family centers in various states and the District of Columbia. Bright Horizons serves a variety of companies, including Fortune 500 companies.

---------------------------------------------- -------------------------------------------------------------------------------------
Corinthian Colleges, Inc.                      Corinthian Colleges, Inc. is a private, for-profit post-secondary education company operating in the United States. The Company currently operates colleges in various states. Corinthian offers a variety of degrees and diploma programs in the healthcare, electronics, and business fields.
---------------------------------------------- -------------------------------------------------------------------------------------
DeVry Inc.                                     DeVry Inc. owns and manages higher education systems throughout North America. The
                                               Institutions are operated under the name DeVry Institutes, Keller Graduate School of
                                               Management, Center for Corporate Education and Becker CPA Review.
---------------------------------------------- -------------------------------------------------------------------------------------
Edison Schools Inc.                            Edison Schools Inc. is a private operator of public schools serving students from kindergarten through 12th grade. The Company contracts with local school districts and public charter school boards to assume educational and operational responsibility for individual schools in return for per-pupil funding. Edison develops medium and large school districts.
---------------------------------------------- -------------------------------------------------------------------------------------
Education Management Corporation               Education Management Corporation provides proprietary post-secondary education in the
                                               United States. The Company offers, through its operating units, associate's and bachelor's degree programs and non-degree programs in the areas of design, media arts, culinary arts, fashion, and professional development.
---------------------------------------------- -------------------------------------------------------------------------------------
Strayer Education, Inc.                        Strayer Education, Inc. is the holding company for Strayer University and Education
                                               Loan Processing (ELP). Strayer University is a regional institution of higher learning offering programs at campuses in Washington, D.C., Virginia, and Maryland.
                                               ELP provides Strayer students with low interest rate loans to assist in the financing of their education.

---------------------------------------------- -------------------------------------------------------------------------------------
Whitman Education Group, Inc.                  Whitman Education Group, Inc. provides career-oriented post-secondary education. The
                                               Company, through its subsidiaries, operates various schools in the United States which offer a range of graduate, undergraduate, and non-degree certificate and diploma programs. Whitman specializes in the fields of information technology, healthcare, and business.

---------------------------------------------- -------------------------------------------------------------------------------------

Source:  Bloomberg Financial Services.

                                             Banc of America Securities    69

                                                                 CONFIDENTIAL

DISCOUNTED CASH FLOW ANALYSIS SUPPORT

WEIGHTED AVERAGE COST OF CAPITAL CALCULATION - LANGUAGE SERVICES


($ IN MILLIONS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

I.    COST OF DEBT (Kd):                                                     AMBASSADOR            COMPS
                                                                          ------------------   ---------------
          Estimated All-In Cost for Company                                           12.0%              7.0%
          Tax Rate (T)                                                                40.0%             40.0%
              Kd =  Cost of Debt * (1-T) =                                             7.2%              4.2%
II.   COST OF PREFERRED (KP):
              Kp =  Cost of Preferred =                                                0.0%              0.0%
III.  COST OF EQUITY (KE):
          Risk Free Rate (20-year T-Note: rf) (a)                                      5.2%              5.2%
          Target Beta (see calculation below) (b)                                      1.36              0.73
          Market Risk Premium (rm) (c)                                                 8.9%              8.9%
              Ke =  rf + beta * rm =                                                  17.4%             11.7%
IV.   WEIGHTED AVERAGE COST OF CAPITAL (K):
          Target Debt to Cap. Ratio (d)                                               62.2%             10.0%
          Target Preferred to Cap. Ratio (d)                                           0.0%              0.0%
          Implicit Equity to Cap. Ratio                                               37.8%             90.0%
                                                                          ------------------------------------
              K =  (Kd * wd) + (Kp * wp) + (Ke * we)        WACC                      11.0%             11.0%
                                                                          ------------------------------------


TARGET BETA CALCULATION:                                    BOOK VALUE       MKT. VALUE          TOTAL MKT.       DEBT TO
                                                DEBT        PREFERRED          EQUITY               CAP.           CAP. RATIO
                                             ------------   -----------   ------------------   ---------------   --------------
Educational Services and Training

Canterbury Information Technology Inc.              $2.0          $0.0                $11.4             $13.4         15.1%
ITT Educational Services, Inc.                         -             -                721.6             721.6          0.0%
Learning Tree International Inc.                       -             -                449.5             449.5          0.0%
New Horizons Worldwide, Inc.                         0.1             -                158.4             158.6          0.1%
Provant Inc.                                        68.3             -                132.1             200.4         34.1%
Sylvan Learning Systems, Inc.                      144.3             -                803.3             947.6         15.2%
Systems & Computer Technology Corp.                 78.5             -                304.8             383.3         20.5%







TARGET BETA CALCULATION:                      DEBT TO      PREFERRED TO                LEVERED     UNLEVERED
                                             EQUITY RATIO  EQUITY RATIO   TAX RATE     BETA (e)     BETA (f)
                                            ----------------------------------------  -----------  -----------
Educational Services and Training

Canterbury Information Technology Inc.           17.8%           0.0%         40.0%         0.69         0.57
ITT Educational Services, Inc.                    0.0%           0.0%         40.0%         0.85         0.85
Learning Tree International Inc.                  0.0%           0.0%         40.0%         0.91         0.91
New Horizons Worldwide, Inc.                      0.1%           0.0%         40.0%         0.52         0.52
Provant Inc.                                     51.7%           0.0%         40.0%         0.81         0.48
Sylvan Learning Systems, Inc.                    18.0%           0.0%         40.0%         0.89         0.74
Systems & Computer Technology Corp.              25.8%           0.0%         40.0%         0.94         0.74

                                                                                      ------------------------
                                                                            AVERAGE         0.80         0.69
                                                                             MEDIAN         0.85         0.74
                                                                                      ------------------------

(a) Average of United States Government 10-year Treasury Note and 30-year Treasury Bond rate as of March 28, 2001.

(b) Target beta equals average unlevered beta for comparable group * [1+(1- tax rate) * (target debt to equity ratio) + (target preferred to equity ratio)].

(c) Source: Ibbotson Associates. Equity risk premium of 7.8% plus low capitalization equity size premium of 1.1%.

(d) Debt to capitalization and preferred to capitalization ratios as per AMBASSADOR Form 10-Q for the period ended September 30, 2000.

(e) Levered betas are predicted betas as per Barra's Betas as of March 28, 2001.

(f) Unlevered beta equals [levered beta + (debt beta * (1-tax rate) * debt to equity ratio) + (preferred beta * preferred to equity ratio)] / [1+(1-tax rate) x (debt to equity ratio) + (preferred to equity ratio)]. Debt beta equals (Kd - Rf) / (Rm - Rf); preferred beta equals (Kp - Rf) / (Rm - Rf).

                                             Banc of America Securities    70

                                                                 CONFIDENTIAL

DISCOUNTED CASH FLOW ANALYSIS SUPPORT

WEIGHTED AVERAGE COST OF CAPITAL CALCULATION - GLOBALNET

($ IN MILLIONS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
I.    COST OF DEBT (Kd):                                                     AMBASSADOR            COMPS
                                                                          ------------------   ---------------
          Estimated All-In Cost for Company                                           12.0%              8.0%
          Tax Rate (T)                                                                40.0%             40.0%
              Kd =  Cost of Debt * (1-T) =                                             7.2%              4.8%
II.   COST OF PREFERRED (KP):
              Kp =  Cost of Preferred =                                                0.0%              0.0%
III.  COST OF EQUITY (KE):
          Risk Free Rate (20-year T-Note: rf) (a)                                      5.2%              5.2%
          Target Beta (see calculation below) (b)                                      1.06              0.64
          Market Risk Premium (rm) (c)                                                10.4%             10.4%
              Ke =  rf + beta * rm =                                                  16.2%             11.9%
IV.   WEIGHTED AVERAGE COST OF CAPITAL (K):
          Target Debt to Cap. Ratio (d)                                               62.2%             25.0%
          Target Preferred to Cap. Ratio (d)                                           0.0%              0.0%
          Implicit Equity to Cap. Ratio                                               37.8%             75.0%
                                                                          ------------------------------------
              K =  (Kd * wd) + (Kp * wp) + (Ke * we)        WACC                      10.6%             10.1%
                                                                          ------------------------------------

TARGET BETA CALCULATION:                                    BOOK VALUE       MKT. VALUE          TOTAL MKT.       DEBT TO
                                                DEBT        PREFERRED          EQUITY               CAP.           CAP. RATIO
                                             ------------   -----------   ------------------   ---------------   --------------
Staffing and Translation

Alpnet Inc.                                         $8.6          $0.2                $21.8             $30.6         28.0%
Butler International Inc.                           87.3             -                 30.7             117.9         74.0%
CDI Corp                                            49.6             -                229.5             279.2         17.8%
Charles River Associates, Inc.                       0.3             -                 82.5              82.8          0.3%
Comforce Corp.                                     193.3             -                 31.4             224.6         86.0%
Hall Kinion & Associates Inc.                        0.2             -                 80.5              80.7          0.2%
kforce.com Inc.                                        -             -                184.6             184.6          0.0%
Lionbridge Technologies                             25.0             -                 88.7             113.7         22.0%
On Assignment Inc.                                     -             -                457.2             457.2          0.0%
RCM Technologies Inc.                               47.3             -                 36.1              83.4         56.7%
Watson Wyatt & Co Holdings                             -             -                533.1             533.1          0.0%





TARGET BETA CALCULATION:                     DEBT TO      PREFERRED TO                LEVERED     UNLEVERED
                                            EQUITY RATIO  EQUITY RATIO   TAX RATE     BETA (E)     BETA (F)
                                          -----------------------------------------  -----------  -----------
Staffing and Translation

Alpnet Inc.                                     39.4%           1.1%         40.0%         1.00         0.71
Butler International Inc.                      284.6%           0.0%         40.0%         0.73        (0.05)
CDI Corp                                        21.6%           0.0%         40.0%         0.53         0.41
Charles River Associates, Inc.                   0.3%           0.0%         40.0%         0.44         0.43
Comforce Corp.                                 616.1%           0.0%         40.0%         0.59        (0.27)
Hall Kinion & Associates Inc.                    0.2%           0.0%         40.0%         0.94         0.94
kforce.com Inc.                                  0.0%           0.0%         40.0%         0.68         0.68
Lionbridge Technologies                         28.2%           0.0%         40.0%         1.79         1.46
On Assignment Inc.                               0.0%           0.0%         40.0%         0.69         0.69
RCM Technologies Inc.                          131.1%           0.0%         40.0%         0.70         0.17
Watson Wyatt & Co Holdings                       0.0%           0.0%         40.0%         0.68         0.68

                                                                                     ------------------------
                                                                           AVERAGE         0.80         0.53
                                                                            MEDIAN         0.69         0.68
                                                                                     ------------------------

(a) Average of United States Government 10-year Treasury Note and 30-year Treasury Bond rate as of March 28, 2001.

(b) Target beta equals average unlevered beta for comparable group * [1+(1- tax rate) * (target debt to equity ratio) + (target preferred to equity ratio)].

(c) Source: Ibbotson Associates. Equity risk premium of 7.8% plus micro capitalization equity size premium of 2.6%.

(d) Debt to capitalization and preferred to capitalization ratios as per AMBASSADOR Form 10-Q for the period ended September 30, 2000.

(e) Levered betas are predicted betas as per Barra's Betas as of March 28, 2001.

(f) Unlevered beta equals [levered beta + (debt beta * (1-tax rate) * debt to equity ratio) + (preferred beta * preferred to equity ratio)] / [1+(1-tax rate) x (debt to equity ratio) + (preferred to equity ratio)]. Debt beta equals (Kd - Rf) / (Rm - Rf); preferred beta equals (Kp - Rf) / (Rm - Rf).

                                             Banc of America Securities    71

                                                                 CONFIDENTIAL

ANALYSIS OF FUKUTAKE ACQUISITION OF OLD AMBASSADOR

The offer was for $19.50 in cash per share, proceeds from the disposition of Maxwell Notes, and .165 shares of the newly issued AMBASSADOR common stock for each share of old AMBASSADOR common stock. The company was capitalized with
10.038 million shares on January 29, 1993.

($ IN MILLIONS, EXCEPT PER SHARE DATA)
------------------------------------------------------------------------------------------------------------------------
CONSIDERATION PAID: (a)
        Cash                                                                                                     $19.50
        Cash Proceeds from disposition of Maxwell Notes (b)                                                        1.48
        Stock -  .165 new AMBASSADOR common share for each old share of AMBASSADOR
                                                            .165 X $17.00 Opening Price =                         $2.81
                                                                                                           -------------
                                                            Value paid per share                                 $23.79
                                                                                                           =============

TRANSACTION VALUE: (a)
        Consideration paid per share                                                                             $23.79
        Shares Outstanding (Mm) (c)                                                                              19.244
                                                                                                           -------------
        Purchase Price of Equity                                                                                 $457.7

        Net Debt Assumed                                                                                         $144.7

        Transaction Value                                                                                        $602.4
                                                                                                           =============

MULTIPLE ANALYSIS: (a)                                                                  STATISTIC
        Equity Value (Purchase Price of Equity):                                                                 $457.7

                     As a multiple of LTM Net Income to common (d)                            $13.8               33.1x

        Enterprise Value (Transaction Value):                                                                    $602.4

                     As a multiple of LTM Sales                                              $277.0               2.17x
                     As a mulitple of LTM EBITDA                                               27.4                22.0
                     As a multiple of LTM EBIT                                                 12.0                50.2
------------------------------------------------------------------------------------------------------------------------

(a) Data as per Proxy Statement for special shareholder's meeting held on January 8, 1993.

(b)  Source: Thomson Financial Securities Data Corporation transaction synopsis.

(c) Includes 19.075 million shares outstanding and 0.707 million options outstanding as per Form 10-Q for the period ended September 30, 1992 and Form 10-K for the period ended December 31,1992. Calculated according to the treasury stock method.

(d) LTM net income accounts for the add-back of a non-recurring, non-deductible charge related to Maxwell in the amount of $195.35 Mm.

                                             Banc of America Securities    72

                                                                 CONFIDENTIAL

ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES

OTHER EDUCATIONAL SERVICES

($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------


                                                                       -------------------------------------------------------------
                                       Market Value      Enterprise                  Net Sales                      EBITDA
COMPANY                                OF EQUITY (A)       VALUE (B)              2000         2001            2000         2001
------------------------------------------------------------------------------------------------------------------------------------
EDUCATIONAL SERVICES
Apollo Group, Inc.                        $ 3,883.2       $ 3,681.1               6.92x        5.95x           27.3x        26.1x
Bright Horizons Family Solutions Inc.         277.1           278.0               0.95         0.80            12.1         10.2
Corinthian Colleges, Inc.                     874.1           850.4               4.20         3.10            23.6         16.6
DeVry                                       2,179.5         2,110.4               3.42           NA            15.4           NA
Edison Schools Inc.                         1,157.0         1,142.7               3.96         2.35              NM           NM
Education Management Corp.                  1,002.8         1,018.5               3.04         2.59            15.3         13.4
Strayer Education, Inc.                       538.1           506.2               6.47         5.81            15.4         13.9
Whitman Education Group                        35.0            44.1                 NA           NA              NA           NA

                                                                       -------------------------------------------------------------
                                                               HIGH               6.92x        5.95x           27.3x        26.1x
                                                            AVERAGE               4.14         3.44            18.2         16.1
                                                             MEDIAN               3.96         2.85            15.4         13.9
                                                                LOW               0.95         0.80            12.1         10.2
                                                                       -------------------------------------------------------------

                                                              COUNT                  7            6               6            5
                                                             ST DEV              2.04x        2.05x            5.9x         6.1x

($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               STOCK PRICE AS A
                                                                                                                 MULTIPLE OF:
                                                                      --------------------------               EARNINGS PER SHARE
                                       Market Value      Enterprise                EBIT                  ---------------------------
COMPANY                                OF EQUITY (a)       VALUE (b)        2000           2001               2000             2001
------------------------------------------------------------------------------------------------------------------------------------
EDUCATIONAL SERVICES
Apollo Group, Inc.                        $ 3,883.2       $ 3,681.1         39.2x          32.8x              48.9x            43.8x
Bright Horizons Family Solutions Inc.         277.1           278.0         16.9           14.2               29.7             24.2
Corinthian Colleges, Inc.                     874.1           850.4         26.6           18.9               43.4             32.5
DeVry                                       2,179.5         2,110.4         20.2             NA               41.3             34.4
Edison Schools Inc.                         1,157.0         1,142.7           NM             NM                 NM               NM
Education Management Corp.                  1,002.8         1,018.5         23.0           18.9               38.0             31.7
Strayer Education, Inc.                       538.1           506.2         16.4           14.9               24.5             22.1
Whitman Education Group                        35.0            44.1           NA             NA                 NM               NA

                                                                      --------------------------------------------------------------
                                                               HIGH         39.2x          32.8x              48.9x            43.8x
                                                            AVERAGE         23.7           19.9               37.6             31.4
                                                             MEDIAN         21.6           18.9               39.6             32.1
                                                                LOW         16.4           14.2               24.5             22.1
                                                                      --------------------------------------------------------------

                                                              COUNT            6              5                  6                6
                                                             ST DEV         8.5x           7.5x               9.1x             7.8x

(a)  Based on closing stock prices on March 28, 2001.

(b) Calculated as Market Value plus total debt, minority interest and preferred stock, less cash & equivalents.

                                             Banc of America Securities    73

                                                                 CONFIDENTIAL

ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES

OTHER EDUCATIONAL SERVICES

($ IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------
                                                                     LTM Margins                         CAGR 1998 - 2000
                                       Market Value    ----------------------------------------   ----------------------------
Company                                of Equity (a)         EBITDA         EBIT      NET INC.       NET SALES       EBITDA
------------------------------------------------------------------------------------------------------------------------------
EDUCATIONAL SERVICES
Apollo Group, Inc.                        $ 3,883.2           27.3%        21.9%         11.2%           15.3%        27.5%
Bright Horizons Family Solutions Inc.         277.1            7.9%         5.6%          3.2%           29.9%        61.5%
Corinthian Colleges, Inc.                     874.1           17.8%        15.8%         10.0%           26.6%        81.5%
DeVry                                       2,179.5           21.3%        16.0%          9.8%           19.7%        26.6%
Edison Schools Inc.                         1,157.0              NM           NM            NM           79.9%         6.8%
Education Management Corp.                  1,002.8           19.9%        13.2%          7.7%           17.7%        22.5%
Strayer Education, Inc.                       538.1           42.1%        39.5%         27.8%           11.5%         8.8%
Whitman Education Group                        35.0            6.5%         1.4%            NM           13.4%        18.7%

                                                       -----------------------------------------------------------------------
                                               HIGH           42.1%        39.5%         27.8%           79.9%        81.5%
                                            AVERAGE           20.4%        16.2%         11.6%           26.8%        31.7%
                                             MEDIAN           19.9%        15.8%          9.9%           18.7%        24.5%
                                                LOW            6.5%         1.4%          3.2%           11.5%         6.8%
                                                       -----------------------------------------------------------------------

($ IN MILLIONS)
----------------------------------------------------------------------------------------------------------------------
                                                             CAGR 1998 - 2000          PROJECTED       TOTAL DEBT &
                                       Market Value    ------------------------       5-Year EPS%      Pfd./Market
Company                                of Equity (a)        EBIT      NET INC.      GROWTH RATE (b)   CAPITALIZATION
----------------------------------------------------------------------------------------------------------------------
EDUCATIONAL SERVICES
Apollo Group, Inc.                        $ 3,883.2        23.8%          7.7%             24.3%             0.3%
Bright Horizons Family Solutions Inc.         277.1        67.1%         93.2%             25.7%             2.2%
Corinthian Colleges, Inc.                     874.1       110.4%        324.5%             23.1%             0.3%
DeVry                                       2,179.5        24.4%         24.7%             20.3%             0.0%
Edison Schools Inc.                         1,157.0        29.5%         12.3%             20.0%             3.8%
Education Management Corp.                  1,002.8        24.6%         25.4%             20.0%             2.5%
Strayer Education, Inc.                       538.1         8.6%         10.0%             18.8%             0.0%
Whitman Education Group                        35.0        39.4%         72.9%                NA            33.3%

                                                       -----------------------------------------------------------
                                               HIGH       110.4%        324.5%             25.7%            33.3%
                                            AVERAGE        41.0%         71.3%             21.7%             5.3%
                                             MEDIAN        27.0%         25.1%             20.3%             1.2%
                                                LOW         8.6%          7.7%             18.8%             0.0%
                                                       -----------------------------------------------------------

(a)  Based on closing stock prices on March 28, 2001.

(b)  As per First Call consensus estimates on March 28, 2001.

                                             Banc of America Securities    74